AMENDED AND RESTATED
BYLAWS
OF
RMR REAL ESTATE INCOME
FUND
(Dated as of February 6, 2012)

ARTICLE I

AGREEMENT AND
DECLARATION OF TRUST
      1.1	Agreement and
Declaration of Trust.  These Bylaws
shall be subject to the Agreement
and Declaration of Trust, as amended
or restated from time to time (the
"Declaration of Trust"), of RMR
REAL ESTATE INCOME FUND,
the Delaware statutory trust
established by the Declaration of
Trust (the "Trust").  Capitalized
terms used in these Bylaws and not
otherwise defined herein shall have
the meanings given to such terms in
the Declaration of Trust.
ARTICLE II

TRUSTEES
      2.1	General Powers;
Qualifications; Trustees Holding
Over.  The business and affairs of the
Trust shall be managed under the
direction of its Board of Trustees.  A
Trustee shall be an individual at least
21 years of age who is not under
legal disability.  To qualify for
nomination or election as a Trustee,
an individual, at the time of
nomination and election, shall,
without limitation, (a) have
substantial expertise or experience
relevant to the business of the Trust
and its subsidiaries (as defined in
Section 8.12(f)(iii)), (b) not have
been convicted of a felony and (c)
meet the qualifications of an
Independent Trustee or a Managing
Trustee, each as defined in Section
2.2, as the case may be, depending
upon the position for which such
individual may be nominated and
elected.  In case of failure to elect
Trustees at an annual meeting of
Shareholders, the incumbent
Trustees shall hold over and continue
to direct the management of the
business and affairs of the Trust until
they may resign or until their
successors are elected and qualify.
      2.2	Independent Trustees
and Managing Trustees.  A majority
of the Trustees holding office shall at
all times be Independent Trustees;
provided, however, that upon a
failure to comply with this
requirement as a result of the
creation of a temporary vacancy,
whether as a result of enlargement of
the Board of Trustees or the
resignation, removal or death of a
Trustee who is an Independent
Trustee, such requirement shall not
be applicable.  An "Independent
Trustee" is one who is not an
employee of the investment adviser
of the Trust, who is not involved in
the Trust's day-to-day activities, who
is not an "interested person" of the
Trust (as defined in the 1940 Act),
except for the fact of his or her being
a Trustee, and who meets the
qualifications of an independent
director under the applicable rules of
each stock exchange upon which
shares of the Trust are listed for
trading and the Securities and
Exchange Commission (the "SEC"),
as those requirements may be
amended from time to time.  If the
number of Trustees, at any time, is
set at less than five, at least one
Trustee shall be a Managing Trustee.
So long as the number of Trustees
shall be five or greater, at least two
Trustees shall be Managing Trustees.
"Managing Trustees" shall mean
Trustees who are not Independent
Trustees and who have been
employees, officers or directors of
the investment adviser of the Trust or
involved in the day-to-day activities
of the Trust during the one year prior
to their election.  If at any time the
Board of Trustees shall not be
comprised of a majority of
Independent Trustees or shall not
have the requisite number of
Managing Trustees, the Board of
Trustees shall take such actions as
will cure the applicable condition;
provided that the fact that the Board
of Trustees does not have a majority
of Independent Trustees or requisite
number of Managing Trustees, as the
case may be, or has not taken such
action at any time or from time to
time shall not affect the validity of
any action taken by the Board of
Trustees.
      2.3	Number of Trustees.
The number of Trustees shall be
initially set at five.  Each of the
Trustees shall be designated as a
Class I, Class II or Class III Trustee
as required by the Declaration of
Trust.  The number of Trustees
constituting the entire Board of
Trustees may be increased or
decreased from time to time only by
a vote of the Board of Trustees;
provided, however, that the tenure of
office of a Trustee shall not be
affected by any decrease in the
number of Trustees; provided,
further, that the number of Trustees
shall not be less than three.
      2.4	Regular Meetings.
Regular meetings of the Board of
Trustees may be held without call or
notice at such places and at such
times as the Trustees may from time
to time determine; provided that
notice of the first regular meeting
following any such determination
shall be given to absent Trustees.
      2.5	Special Meetings.
Special meetings of the Board of
Trustees may be called at any time
by any Managing Trustee, the
President or pursuant to the request
of any two Trustees then in office.
The person or persons authorized to
call special meetings of the Board of
Trustees may fix any place, either
within or without the State of
Delaware, as the place for holding
any special meeting of the Board of
Trustees called by them.
      2.6	Notice.  Notice of any
special meeting shall be given by
written notice delivered personally or
by electronic mail, telephoned,
facsimile transmitted, overnight
couriered (with proof of delivery) or
mailed to each Trustee at his or her
business or residence address.
Personally delivered, telephoned,
facsimile transmitted or
electronically mailed notices shall be
given at least 24 hours prior to the
meeting.  Notice by mail shall be
deposited in the U.S. mail at least 72
hours prior to the meeting.  If
mailed, such notice shall be deemed
to be given when deposited in the
U.S. mail properly addressed, with
postage thereon prepaid.  Electronic
mail notice shall be deemed to be
given upon transmission of the
message to the electronic mail
address given to the Trust by the
Trustee.  Telephone notice shall be
deemed given when the Trustee is
personally given such notice in a
telephone call to which he is a party.
Facsimile transmission notice shall
be deemed given upon completion of
the transmission of the message to
the number given to the Trust by the
Trustee and receipt of a completed
answer back indicating receipt.  If
sent by overnight courier, such
notice shall be deemed given when
delivered to the courier.  Neither the
business to be transacted at, nor the
purpose of, any annual, regular or
special meeting of the Trustees need
be stated in the notice, unless
specifically required by statute or
these Bylaws.
      2.7	Quorum.  A majority
of the Trustees shall constitute a
quorum for transaction of business at
any meeting of the Board of
Trustees; provided that, if less than a
majority of such Trustees are present
at a meeting, a majority of the
Trustees present may adjourn the
meeting from time to time without
further notice.  The Trustees present
at a meeting of the Board of Trustees
which has been duly called and
convened and at which a quorum
was established may continue to
transact business until adjournment,
notwithstanding the withdrawal of a
number of Trustees resulting in less
than a quorum then being present at
the meeting.  Whether or not a
Trustee votes on a matter at a
meeting which he or she attends, he
or she will nonetheless be considered
present for purposes of establishing a
quorum to consider the matter.
      2.8	Voting.  The action of
the majority of the Trustees present
at a meeting at which a quorum is or
was present shall be the action of the
Board of Trustees, unless the
concurrence of a greater proportion
is required for such action by
specific provision of an applicable
statute, the Declaration of Trust or
these Bylaws.  If enough Trustees
have withdrawn from a meeting to
leave fewer than are required to
establish a quorum, but the meeting
is not adjourned, the action of the
majority of that number of Trustees
necessary to constitute a quorum at
such meeting shall be the action of
the Board of Trustees, unless the
concurrence of a greater proportion
is required for such action by
applicable law, the Declaration of
Trust or these Bylaws.
      2.9	Telephonic Meetings.
Except as required by the 1940 Act
or other applicable law, attendance at
Board of Trustees meetings may be
in person or by a teleconference or
other communications medium by
means of which all persons
participating in the meeting can hear
and speak with each other.
      2.10	Action by Written
Consent.  Unless specifically
otherwise provided in the
Declaration of Trust, any action
required or permitted to be taken at
any meeting of the Board of Trustees
may be taken without a meeting, if a
majority of the Trustees shall
individually or collectively consent
in writing to such action.  Such
written consent or consents shall be
filed with the records of the Trust
and shall have the same force and
effect as the affirmative vote of such
Trustees at a duly held meeting of
the Board of Trustees at which a
quorum was present.
      2.11	Waiver of Notice.
The actions taken at any meeting of
the Trustees, however called and
noticed or wherever held, shall be as
valid as though taken at a meeting
duly held after regular call and notice
if a quorum is present and if, either
before or after the meeting, each of
the Trustees not present waives
notice, consents to the holding of
such meeting or approves the
minutes thereof.
      2.12	Vacancies.  If for any
reason any or all the Trustees cease
to be Trustees, such event shall not
terminate the Trust or affect these
Bylaws or the powers of the
remaining Trustees hereunder (even
if fewer than three Trustees remain).
Subject to the requirements of the
1940 Act or other applicable law,
any vacancies in the Board of
Trustees, including vacancies
resulting from increases in the
number of Trustees or otherwise,
shall be filled by a majority of the
Trustees then in office, whether or
not sufficient to constitute a quorum,
or by a sole remaining Trustee;
provided, however, that if the
Shareholders of any class or series of
Shares are entitled separately to elect
one or more Trustees, a majority of
the remaining Trustees elected by
that class or series or the sole
remaining Trustee elected by that
class or series may fill any vacancy
among the number of Trustees
elected by that class or series.  A
Trustee elected by the Trustees to fill
any vacancy occurring in the Board
of Trustees, whether occurring due to
an increase in size of the Board of
Trustees or by the death, resignation
or removal of any Trustee, shall
serve until the next annual meeting
of Shareholders at which such
Trustee's Class shall be elected and
qualifies; subject, however, to prior
death, resignation, retirement,
disqualification or removal from
office.  Any Trustee elected by
Shareholders at an annual meeting to
fill any vacancy occurring in the
Board of Trustees, whether occurring
due to an increase in size of the
Board of Trustees or by the death,
resignation or removal of any
Trustee, that has arisen since the
preceding annual meeting of
Shareholders (which vacancy has not
been filled by election of a new
Trustee by the Trustees) shall hold
office for a term which coincides
with the remaining term of the Class
of Trustee to which such office was
previously assigned.  Any person
elected or appointed as a Trustee
shall meet the criteria for office set
forth from time to time in these
Bylaws.
      2.13	Compensation.  The
Trustees shall be entitled to receive
such reasonable compensation for
their services as Trustees as the
Trustees may determine from time to
time.  Trustees may be reimbursed
for expenses of attendance, if any, at
each annual, regular or special
meeting of the Board of Trustees or
of any committee thereof; and for
their expenses, if any, in connection
with each property visit and any
other service or activity performed or
engaged in as Trustees.  The
Trustees shall be entitled to receive
remuneration for services rendered to
the Trust in any other capacity, and
such services may include, without
limitation, services as an officer of
the Trust, services as an employee of
RMR Advisors, legal, accounting or
other professional services, or
services as a broker, transfer agent or
underwriter, whether performed by a
Trustee or any person affiliated with
a Trustee.
      2.14	Reliance.  Each
Trustee, officer, employee and agent
of the Trust shall, in the performance
of his or her duties with respect to
the Trust, be entitled to rely on any
information, opinion, report or
statement, including any financial
statement or other financial data,
prepared or presented by an officer
or employee of the Trust or by RMR
Advisors, accountants, appraisers or
other experts or consultants selected
by the Board of Trustees or officers
of the Trust, regardless of whether
such counsel or expert may also be a
Trustee.
      2.15	Qualifying Shares Not
Required.  Trustees need not be
Shareholders.
      2.16	Emergency
Provisions.  Notwithstanding any
other provision in the Declaration of
Trust or these Bylaws, this Section
2.16 shall apply during the existence
of any catastrophe, or other similar
emergency condition, as a result of
which a quorum of the Board of
Trustees under Article II cannot
readily be obtained (an
"Emergency").  During any
Emergency, unless otherwise
provided by the Board of Trustees,
(a) a meeting of the Board of
Trustees may be called by any
Managing Trustee or officer of the
Trust by any means feasible under
the circumstances and (b) notice of
any meeting of the Board of Trustees
during such an Emergency may be
given less than 24 hours prior to the
meeting to as many Trustees and by
such means as it may be feasible at
the time, including publication,
television or radio.
ARTICLE III

OFFICERS
      3.1	Enumeration;
Qualification.  The officers of the
Trust shall be a President, a
Treasurer, a Secretary, and such
other officers, if any, as the Trustees
from time to time may in their
discretion elect.  The Trust may also
have such agents as the Trustees
from time to time may in their
discretion appoint.  Any two or more
offices may be held by the same
person.
      3.2	Election.  The
President, the Treasurer, and the
Secretary shall be elected annually
by the Trustees.  Other officers, if
any, may be elected or appointed by
the Trustees at any time.  Vacancies
in any office may be filled by the
Board of Trustees at any time.
      3.3	Tenure.  Officers of
the Trust shall hold office until their
respective successors are chosen and
qualified, or in each case until he or
she sooner dies, resigns, is removed
with or without cause or becomes
disqualified.  Each agent of the Trust
shall retain authority at the pleasure
of the Trustees.
      3.4	Powers.  Subject to
the other provisions of these Bylaws,
each officer of the Trust shall have,
in addition to the duties and powers
herein and in the Declaration of
Trust set forth, such duties and
powers as the Board of Trustees may
from time to time designate.
      3.5	Chairman; President;
Vice President.  Unless the Trustees
otherwise provide, the Chairman of
the Trustees or, if there is none or in
the absence of the Chairman, the
President shall preside at all
meetings of the Shareholders and of
the Trustees.  Alternatively, the
Trustees may designate one Trustee
or another officer of the Trust to
preside at such meetings.  Any Vice
President shall have such duties and
powers as may be designated from
time to time by the Trustees or the
President.
      3.6	Treasurer; Assistant
Treasurer.  The Treasurer shall be
the chief financial and chief
accounting officer of the Trust, and
shall, subject to any arrangement
made by the Trustees with a
custodian, investment adviser, sub-
adviser, manager, or transfer,
shareholder servicing or similar
agent, be in charge of the valuable
papers, books of account and
accounting records of the Trust, and
shall have such other duties and
powers as may be designated from
time to time by the Trustees or by the
President.  Any Assistant Treasurer
shall have such duties and powers as
may be designated from time to time
by the Trustees, the President or the
Treasurer.
      3.7	Secretary; Assistant
Secretary.  The Secretary (or his or
her designee) shall record all
proceedings of the Shareholders and
the Trustees in books to be kept
therefor, which books or a copy
thereof shall be kept at the principal
office of the Trust.  In the absence of
the Secretary from any meeting of
Shareholders or Trustees, an
Assistant Secretary, or if there be
none or if he or she is absent, a
temporary secretary chosen at such
meeting shall record the proceedings
thereof in the aforesaid books.  Any
Assistant Secretary shall have such
duties and powers as may be
designated from time to time by the
Trustees, the President or the
Secretary.
      3.8	Removal and
Resignations.  Any officer or agent
of the Trust may be removed by the
Trustees at any time.  Any officer of
the Trust may resign at any time by
giving written notice of his or her
resignation to the Trustees, the
Chairman of the Trustees, the
President or the Secretary.  Any
resignation shall take effect at any
time specified therein or, if the time
when it shall become effective is not
specified therein, immediately upon
its receipt.  The acceptance of a
resignation shall not be necessary to
make it effective unless otherwise
stated in the resignation.
ARTICLE IV

COMMITTEES
      4.1	Appointment.  The
powers, duties and responsibilities of
the Trustees maybe delegated to one
or more Committees.  Trustees,
officers or agents of the Trust may
serve on Committees, but all
Committees shall have at least one
Trustee who will serve as Chairman
of the Committee.  Committees shall
have the powers, duties and
responsibilities as may be assigned
to them by the Trustees.  The
Trustees may delegate any of the
powers of the Trustees to
Committees appointed under this
Section 4.1 and composed solely of
Trustees, except as prohibited by
law.
      4.2	Meetings; Notice.
Notice of Committee meetings shall
be given in the same manner as
notice for special meetings of the
Board of Trustees.  One-third, but
not less than one, of the members of
any Committee shall be present in
person at any meeting of a
Committee in order to constitute a
quorum for the transaction of
business at a meeting, and the act of
a majority present at a meeting at the
time of a vote if a quorum is then
present shall be the act of a
Committee.  The Chairman of the
Committee shall fix the time and
place of a Committee's meetings
unless the Board of Trustees shall
otherwise provide.
      4.3	Telephonic Meetings.
Except as required by the 1940 Act
or other applicable law, attendance at
Committee meetings may be in
person or by a teleconference or
other communications medium by
means of which all persons
participating in the meeting can hear
and speak with each other.
      4.4	Action by Written
Consent of Committees.  Any action
required or permitted to be taken at
any meeting of a Committee may be
taken without a meeting, if a consent
in writing to such action is signed by
a majority of the Committee and
such written consent is filed with the
minutes of proceedings of such
Committee.
      4.5	Vacancies.  Subject to
the provisions hereof, the Board of
Trustees shall have the power at any
time to change the membership of
any Committee, to fill all vacancies,
to designate alternate members to
replace any absent or disqualified
member or to dissolve any such
Committee.
ARTICLE V

FISCAL YEAR
      5.1	General.  Except as
from time to time otherwise provided
by the Trustees, the fiscal year of the
Trust shall be a calendar year.
ARTICLE VI

SEAL
      6.1	General.  The Board
of Trustees may authorize the
adoption of a seal by the Trust.  The
Trustees may authorize one or more
duplicate seals.  Whenever the Trust
is permitted or required to affix its
seal to a document, it shall be
sufficient to meet the requirements
of any law, rule or regulation relating
to a seal to place the word "(SEAL)"
adjacent to the signature of the
person authorized to execute the
document on behalf of the Trust.
ARTICLE VII

EXECUTION OF PAPERS
      7.1	General.  Except as
the Trustees may generally or in
particular cases authorize the
execution thereof in some other
manner, all deeds, leases, transfers,
contracts, bonds, notes, checks,
drafts and other obligations made,
accepted or endorsed by the Trust
shall be executed by the President,
any Vice President, the Treasurer or
by whomever else shall be
designated for that purpose by vote
of the Trustees, and need not bear the
seal of the Trust.
ARTICLE VIII

SHAREHOLDERS' VOTING
POWERS AND MEETINGS
      8.1	Regular and Special
Meetings.  Except as provided in the
next sentence, regular meetings of
the Shareholders for the election of
Trustees and the transaction of such
other business as may properly come
before the meeting shall be held, so
long as Shares are listed for trading
on the NYSE Amex LLC, on at least
an annual basis, on such day and at
such place as shall be designated by
the Trustees.  Such regular meetings
of the Shareholders shall only be
called by the Board of Trustees.  In
the event that such a meeting is not
held in any annual period, whether
the omission be by oversight or
otherwise, a subsequent special
meeting may be called by the
Trustees and held in lieu of such
meeting with the same effect as if
held within such annual period.
Except as required by the 1940 Act
or other applicable law, special
meetings of Shareholders or any or
all classes or series of Shares may
only be called by a majority of the
Trustees from time to time for such
other purposes as may be prescribed
by law, by the Declaration of Trust
or by these Bylaws, or for the
purpose of taking action upon any
other matter deemed by the Trustees
to be necessary or desirable.  A
special meeting of Shareholders may
be held at any such time, day and
place as is designated by the Board
of Trustees.
      8.2	Notice of Regular or
Special Meetings.  Written notice
specifying the place, day and hour of
any regular or special meeting, the
purpose of the meeting, to the extent
required by law to be provided, and
all other matters required by law
shall be given to each Shareholder of
record entitled to vote, either
personally or by sending a copy
thereof by mail, postage prepaid, to
his or her address appearing on the
books of the Trust or theretofore
given by him or her to the Trust for
the purpose of notice or, if no
address appears or has been given,
addressed to the place where the
principal office of the Trust is
situated, or by electronic
transmission, including facsimile
transmission, to any address or
number of such Shareholder at which
the Shareholder receives electronic
transmissions.  If mailed, such notice
shall be deemed to be given once
deposited in the U.S. mail addressed
to the Shareholder at his or her post
office address as it appears on the
records of the Trust, with postage
thereon prepaid.  It shall be the duty
of the Secretary to give notice of
each meeting of Shareholders.
Whenever notice of a meeting is
required to be given to a Shareholder
under the Declaration of Trust or
these Bylaws, a written waiver
thereof, executed before or after the
meeting by such Shareholder or his
or her attorney thereunto authorized
and filed with the records of the
meeting, shall be deemed equivalent
to such notice.  Notice of a meeting
need not be given to any Shareholder
who attends the meeting.
      8.3	Notice of Adjourned
Meetings.  It shall not be necessary
to give notice of the time and place
of any adjourned meeting or of the
business to be transacted thereat
other than by announcement at the
meeting at which such adjournment
is taken.
      8.4	Scope of Meetings.
Except as otherwise expressly set
forth elsewhere in these Bylaws, no
business shall be transacted at
meetings of Shareholders except as
specifically designated in the notice
or otherwise properly brought before
the Shareholders by or at the
direction of the Board of Trustees.
      8.5	Organization of
Shareholder Meetings.  Every
meeting of Shareholders shall be
conducted by a Trustee, the President
or any other officer of the Trust, as
designated by the Board of Trustees,
who shall preside at and act as
chairperson of a meeting of
Shareholders.  The Secretary, an
Assistant Secretary or a person
appointed by the Trustees or, in the
absence of such appointment, a
person appointed by the person
presiding as chairperson at the
meeting shall act as Secretary of the
meeting and record the minutes of
the meeting.  If the Secretary
presides as chairperson at a meeting
of Shareholders, then the Secretary
shall not also act as secretary of the
meeting and record the minutes of
the meeting.  The order of business
and all other matters of procedure at
any meeting of Shareholders shall be
determined by the chairperson of the
meeting.  The chairperson of the
meeting may prescribe such rules,
regulations and procedures and take
such action as, in the discretion of
such chairperson, are appropriate for
the proper conduct of the meeting,
including, without limitation: (a)
restricting admission to the time set
for the commencement of the
meeting; (b) limiting attendance at
the meeting to Shareholders of
record of the Trust, their duly
authorized proxies or other such
persons as the chairperson of the
meeting may determine; (c) limiting
participation at the meeting on any
matter to Shareholders of record of
the Trust entitled to vote on such
matter, their duly authorized proxies
or other such persons as the
chairperson of the meeting may
determine; (d) limiting the time
allotted to questions or comments by
participants; (e) maintaining order
and security at the meeting; (f)
removing any Shareholder or other
person who refuses to comply with
meeting procedures, rules or
guidelines as set forth by the
chairperson of the meeting; (g)
concluding a meeting or recessing or
adjourning the meeting to a later date
and time and at a place announced at
the meeting; and (h) complying with
any state and local laws and
regulations concerning safety and
security.  Without limiting the
generality of the powers of the
chairperson of the meeting pursuant
to the foregoing provisions, the
chairperson, subject to review by the
Independent Trustees, may adjourn
any meeting of Shareholders for any
reason deemed necessary by the
chairperson, including, without
limitation, if (i) no quorum is present
for the transaction of the business,
(ii) the Board of Trustees or the
chairperson of the meeting
determines that adjournment is
necessary or appropriate to enable
the Shareholders to consider fully
information that the Board of
Trustees or the chairperson of the
meeting determines has not been
made sufficiently or timely available
to Shareholders or (iii) the Board of
Trustees or the chairperson of the
meeting determines that adjournment
is otherwise in the best interests of
the Trust.  Unless otherwise
determined by the chairperson of the
meeting, meetings of Shareholders
shall not be required to be held in
accordance with the general rules of
parliamentary procedure or any
otherwise established rules of order.
      8.6	Quorum.  At any
meeting of Shareholders, the
presence in person or by proxy of
Shareholders entitled to cast a
majority of all the votes entitled to
be cast on a particular matter shall
constitute a quorum for voting on a
particular matter or the transaction of
business; but this section shall not
affect any requirement under any
statute or the Declaration of Trust for
the vote necessary for the adoption
of any measure.  If, however, such
quorum shall not be present at any
meeting of Shareholders, the
chairperson of the meeting shall have
the power to adjourn the meeting
from time to time without the Trust
having to set a new record date or
provide any additional notice of such
meeting, subject to any obligation of
the Trust to give notice pursuant to
Section 8.3.  At such adjourned
meeting at which a quorum shall be
present, any business may be
transacted which might have been
transacted at the meeting as
originally notified.  The
Shareholders present, either in
person or by proxy, at a meeting of
Shareholders which has been duly
called and convened and at which a
quorum was established may
continue to transact business until
adjournment, notwithstanding the
withdrawal of enough votes to leave
less than a quorum then being
present at the meeting.
      8.7	Voting Power.
      (a)   Each whole
Share shall be entitled to one
vote as to any matter on
which it is entitled to vote
and each fractional Share
shall be entitled to a
proportionate fractional vote,
except as otherwise provided
in the notice of the meeting
forwarded to the
Shareholders by the Trustees,
the Declaration of Trust,
these Bylaws, or required by
the 1940 Act or any other
applicable law.  Except as
otherwise provided in the
notice of the meeting
forwarded to the
Shareholders by the Trustees,
the Declaration of Trust,
these Bylaws or required by
the 1940 Act or any other
applicable law, all Shares of
the Trust then entitled to vote
shall be voted in the
aggregate as a single class
without regard to classes or
series of Shares.  There shall
be no cumulative voting in
the election of Trustees.
      (b)   With regard to
election of a Trustee, and
except as may be mandated
by the 1940 Act or any other
applicable law or the listing
requirements of the principal
exchange on which the
Common Shares are listed,
subject to the voting rights of
any class or series of Shares
as set forth in these Bylaws:
(i) a majority of all the votes
cast at a meeting of
Shareholders duly called and
at which a quorum is present
shall be sufficient to elect a
Trustee in an uncontested
election; and (ii) a majority
of all the Shares entitled to
vote at a meeting of
Shareholders duly called and
at which a quorum is present
shall be sufficient to elect a
Trustee in a contested
election (which, for purposes
of these Bylaws, is an
election at which the number
of nominees exceeds the
number of Trustees to be
elected at the meeting).  Each
Share may be voted for as
many individuals as there are
Trustees to be elected and for
whose election the Share is
entitled to be voted.
      (c)   With regard to
any other matter which may
properly come before a
meeting of Shareholders duly
called and at which a quorum
is present, and except where a
different voting standard is
required by the 1940 Act or
any other applicable law, by
the listing requirements of the
principal exchange on which
the Common Shares are listed
or by a specific provision of
the Declaration of Trust, (i) if
such matter is approved by at
least 60% of the Trustees
then in office, including 60%
of the Independent Trustees
then in office, a majority of
all the votes cast at the
meeting shall be required to
approve such matter; and (ii)
if such matter is not approved
by at least 60% of the
Trustees then in office,
including 60% of the
Independent Trustees then in
office, 75% of all the Shares
entitled to vote at the meeting
shall be required to approve
such matter.
      8.8	Proxies.  A
Shareholder may cast the votes
entitled to be cast by him or her
either in person or by proxy executed
by the Shareholder or by his or her
duly authorized agent in any manner
permitted by law.  Such proxy shall
be filed with such officer of the Trust
or third party agent as the Board of
Trustees shall have designated for
such purpose for verification at or
prior to such meeting.  Any proxy
relating to the Shares shall be valid
until the expiration date therein or, if
no expiration is so indicated, for
such period as is permitted pursuant
to Delaware law.  At a meeting of
Shareholders, all questions
concerning the qualification of
voters, the validity of proxies, and
the acceptance or rejection of votes,
shall be decided by or on behalf of
the chairperson of the meeting,
subject to Section 8.11.
      8.9	Record Dates.  The
Board of Trustees may fix the date
for determination of Shareholders
entitled to notice of and to vote at a
meeting of Shareholders.  If no date
is fixed for the determination of the
Shareholders entitled to vote at any
meeting of Shareholders, only
persons in whose names Shares
entitled to vote are recorded on the
share records of the Trust at the
opening of business on the day of
any meeting of Shareholders shall be
entitled to vote at such meeting.
      8.10	Voting of Shares by
Certain Holders.  Shares registered in
the name of a corporation,
partnership, trust or other entity, if
entitled to be voted, may be voted by
the president or a vice president, a
general partner or trustee thereof, as
the case may be, or a proxy
appointed by any of the foregoing
individuals, unless some other
person who has been appointed to
vote such Shares pursuant to a bylaw
or a resolution of the governing body
of such corporation or other entity or
pursuant to an agreement of the
partners of the partnership presents a
certified copy of such bylaw,
resolution or agreement, in which
case such person may vote such
Shares.  Any trustee or other
fiduciary may vote Shares registered
in his or her name as such fiduciary,
either in person or by proxy.
      8.11	Inspectors.
      (a)   Before or at any
meeting of Shareholders, the
chairperson of the meeting
may appoint one or more
persons as inspectors for such
meeting.  Such inspectors
shall (i) ascertain and report
the number of Shares
represented at the meeting, in
person or by proxy, and the
validity and effect of proxies,
(ii) receive and tabulate all
votes, ballots or consents,
(iii) report such tabulation to
the chairperson of the
meeting and (iv) perform
such other acts as are proper
to conduct the election or
voting at the meeting.
      (b)   Each report of an
inspector shall be in writing
and signed by him or her or
by a majority of them if there
is more than one inspector
acting at such meeting.  If
there is more than one
inspector, the report of a
majority shall be the report of
the inspectors.  The report of
the inspector or inspectors on
the number of Shares
represented at the meeting
and the results of the voting
shall be prima facie evidence
thereof.
      8.12	Advance Notice of
Nominees for Trustee and Other
Proposals.
      (a)   Nominations and
Other Proposals to be
Considered at Meetings of
Shareholders.  Nominations
of individuals for election to
the Board of Trustees and the
proposal of other business to
be considered by the
Shareholders at meetings of
Shareholders may be
properly brought before the
meeting only as set forth in
this Section 8.12.  All
judgments and
determinations made by the
Board of Trustees or the
chairperson of the meeting,
as applicable, under this
Section 8.12 (including,
without limitation, judgments
as to whether any matter or
thing is satisfactory to the
Board of Trustees and
determinations as to the
propriety of a proposed
nomination or a proposal of
other business for
consideration by
Shareholders) shall be final
and binding unless
determined by a court of
competent jurisdiction to
have been made in bad faith.
      (b)   Annual Meetings
of Shareholders.
        (i)   A
Shareholder may
recommend to the
Nominating Committee
of the Board of Trustees
an individual as a
nominee for election to
the Board of Trustees.
Such recommendation
shall be made by written
notice to the Chair of
such committee and the
Secretary, which notice
should contain or be
accompanied by the
information and
documents with respect to
such recommended
nominee and Shareholder
that such Shareholder
believes to be relevant or
helpful to the Nominating
Committee's
deliberations.  In
considering such
recommendation, the
Nominating Committee
may request additional
information concerning
the recommended
nominee or the
Shareholder making the
recommendation.  The
Nominating Committee
of the Board of Trustees
will consider any such
recommendation in its
discretion.  A Shareholder
seeking to make a
nomination of an
individual for election to
the Board of Trustees
must make such
nomination in accordance
with Section 8.12(b)(ii) or
Section 8.12(b)(iii), as
applicable.
        (ii)   Nomination
s of individuals for
election to the Board of
Trustees by the holders of
Preferred Shares, voting
as a separate class
pursuant to Section E(a)
or E(b) of Part I of Article
X, at an annual meeting
of Shareholders may be
properly brought before
the meeting (A) pursuant
to the Trust's notice of
meeting or otherwise
properly brought before
the meeting by or at the
direction of the Board of
Trustees or (B) by any
holder of Preferred
Shares who (1) has
continuously held at least
$2,000 in market value,
or 1%, of the Preferred
Shares entitled to vote at
the meeting on such
election for at least one
year from the date such
holder of Preferred
Shares gives the notice
provided for in this
Section 8.12(b)(ii) (such
one year period of
continuous holding to
include having
continuously held at least
$2,000 in market value,
or 1%, of the preferred
shares of Old RMR Real
Estate Income Fund then
outstanding for such
period of time
immediately prior to and
including January 20,
2012 as may be necessary
to achieve such one year
period if such notice is
given prior to January 20,
2013), and continuously
holds such Preferred
Shares through and
including the time of the
annual meeting (including
any adjournment or
postponement thereof),
(2) is a holder of record
of such Preferred Shares
at the time of giving the
notice provided for in this
Section 8.12(b)(ii)
through and including the
time of the annual
meeting (including any
adjournment or
postponement thereof),
(3) is entitled to make
nominations and to vote
at the meeting on such
election and (4) complies
with the notice
procedures set forth in
this Section 8.12 as to
such nomination.  Section
8.12(b)(ii)(B) shall be the
exclusive means for a
holder of Preferred
Shares to make
nominations of
individuals for election to
the Board of Trustees by
the holders of Preferred
Shares voting as a
separate class pursuant to
Section E(a) or E(b) of
Part I of Article X.  For
purposes of determining
compliance with the
requirement in subclause
(1) of Section
8.12(b)(ii)(B), the market
value of Preferred Shares
held by the applicable
Shareholder shall be
determined by
multiplying the number
of Preferred Shares such
Shareholder continuously
held for that one-year
period by the Liquidation
Preference (as that term is
defined in Article X) of
such Preferred Shares.
        (iii)   Nominatio
ns of individuals for
election to the Board of
Trustees by the holders of
Common Shares and
Preferred Shares, voting
together as a single class,
at an annual meeting of
Shareholders may be
properly brought before
the meeting (A) pursuant
to the Trust's notice of
meeting by or at the
direction of the Board of
Trustees or (B) by any
one or more Shareholders
of the Trust who (1) (x) at
the date of the giving of
the notice provided for in
this Section 8.12(b)(iii),
individually or in the
aggregate, hold at least
3% of the Shares entitled
to vote at the meeting on
such election and have
held such Shares
continuously for at least
three years, and (y)
continuously hold such
Shares through and
including the time of the
annual meeting (including
any adjournment or
postponement thereof),
(2) are each a Shareholder
of record of the Trust at
the time of giving the
notice provided for in this
Section 8.12(b)(iii)
through and including the
time of the annual
meeting (including any
adjournment or
postponement thereof),
(3) are each entitled to
make nominations and to
vote at the meeting on
such election and (4)
comply with the notice
procedures set forth in
this Section 8.12(b) as to
such nomination.  Section
8.12(b)(iii)(B) shall be
the exclusive means for
any Shareholder to make
nominations of
individuals for election to
the Board of Trustees by
the holders of Common
Shares and Preferred
Shares, voting together as
a single class.
        (iv)   The
proposal of business to be
considered by
Shareholders at an annual
meeting of Shareholders,
other than the nomination
of individuals for election
to the Board of Trustees,
may be properly brought
before the meeting (A)
pursuant to the Trust's
notice of meeting by or at
the direction of the Board
of Trustees or (B) by any
Shareholder of the Trust
who (1) has continuously
held at least $2,000 in
market value, or 1%, of
the Shares entitled to vote
at the meeting on the
proposal for business for
at least one year from the
date such Shareholder
gives the notice provided
for in this Section
8.12(b)(iv), and
continuously holds such
Shares through and
including the time of the
annual meeting (including
any adjournment or
postponement thereof),
(2) is a Shareholder of
record at the time of
giving the notice
provided for in this
Section 8.12(b)(iv)
through and including the
time of the annual
meeting (including any
adjournment or
postponement thereof),
(3) is entitled to propose
such business and to vote
at the meeting on the
proposal for such
business and (4) complies
with the notice
procedures set forth in
this Section 8.12(b) as to
such business.  Section
8.12(b)(iv)(B) shall be the
exclusive means for a
Shareholder to propose
business before an annual
meeting of Shareholders,
except (x) to the extent of
matters which are
required to be presented
to Shareholders by
applicable law which
have been properly
presented in accordance
with the requirements of
such law and (y)
nominations of
individuals for election to
the Board of Trustees
shall be made in
accordance with Section
8.12(b)(ii)(B) or Section
8.12(b)(iii)(B), as
applicable.  For purposes
of determining
compliance with the
requirement in subclause
(1) of Section
8.12(b)(iv)(B), (A) the
market value of Common
Shares held by the
applicable Shareholder
shall be determined by
multiplying the number
of Common Shares such
Shareholder continuously
held for that one-year
period by the highest
selling price of the
Common Shares as
reported on the principal
exchange on which the
Trust's Common Shares
are listed during the 60
calendar days before the
date such notice was
submitted and (B) the
market value of Preferred
Shares held by the
applicable Shareholder
shall be determined by
multiplying the number
of Preferred Shares such
Shareholder continuously
held for that one-year
period by the Liquidation
Preference (as that term is
defined in Article X) of
such Preferred Shares.
        (v)   For
nominations for election
to the Board of Trustees
or other business to be
properly brought before
an annual meeting by one
or more Shareholders
pursuant to Section
8.12(b), such
Shareholder(s) shall have
given timely notice
thereof in writing to the
Secretary in accordance
with this Section 8.12 and
such other business shall
otherwise be a proper
matter for action by
Shareholders.  To be
timely, the notice of such
Shareholder(s) shall set
forth all information
required under this
Section 8.12 and shall be
delivered to the Secretary
at the principal executive
offices of the Trust not
later than 5:00 p.m.
(Eastern Time) on the
120th day nor earlier than
the 150th day prior to the
first anniversary of the
date of the proxy
statement for the
preceding year's annual
meeting; provided,
however, that in the event
that the annual meeting is
called for a date that is
more than 30 days earlier
or later than the first
anniversary of the date of
the preceding year's
annual meeting, notice by
such Shareholder(s) to be
timely shall be so
delivered not later than
5:00 p.m. (Eastern Time)
on the 10th day following
the earlier of the day on
which (A) notice of the
date of the annual
meeting is mailed or
otherwise made available
or (B) public
announcement of the date
of the annual meeting is
first made by the Trust.
Neither the postponement
or adjournment of an
annual meeting, nor the
public announcement of
such postponement or
adjournment, shall
commence a new time
period for the giving of a
notice of one or more
Shareholder(s) as
described above.  No
Shareholder may give a
notice to the Secretary
described in this Section
8.12(b)(v) unless such
Shareholder holds a
certificate for all Shares
owned by such
Shareholder during all
times described in
Section 8.12(b)(ii)(B) or
Section 8.12(b)(iii)(B), as
applicable, in the case of
a nomination of one or
more individuals for
election the Board of
Trustees, or Section
8.12(iv)(B), in the case of
the proposal of other
business, and a copy of
each such certificate held
by such Shareholder at
the time of giving such
notice shall accompany
such Shareholder's notice
to the Secretary in order
for such notice to be
effective; provided, that,
if at the time of giving
such notice Preferred
Shares may only be held
in book-entry form, then
such Shareholder shall in
lieu of delivering
certificates for all such
Preferred Shares deliver
at the time of giving such
notice evidence
satisfactory to the Board
of Trustees that such
Shareholder is the
Beneficial Owner (as that
term is defined in Article
X) for all Preferred
Shares held by such
Shareholder during all
times described in
Section 8.12(b)(ii)(B) or
Section 8.12(b)(iii)(B), as
applicable, in the case of
a nomination of one or
more individuals for
election the Board of
Trustees, or Section
8.12(iv)(B), in the case of
the proposal of other
business (including, for
the avoidance of doubt,
during all times when
such Shareholder held
preferred shares of Old
RMR Real Estate Income
Fund that such
Shareholder is permitted
to "tack" to such
Shareholder's period of
ownership of Preferred
Shares under Section
8.12(b)(ii)(B)(1)).
		A notice of one or
more Shareholders pursuant to this
Section 8.12(b) shall set forth:

A.   	separat
ely as
to each
individ
ual
whom
such
Shareh
older(s
)
propos
e to
nomina
te for
electio
n or
reelecti
on as a
Trustee
(a
"Propo
sed
Nomin
ee")
and
any
Propos
ed
Nomin
ee
Associ
ated
Person
(as
defined
in
Section
8.12(b)
(viii)),
(1) the
name,
age,
busines
s
address
and
residen
ce
address
of such
Propos
ed
Nomin
ee and
the
name
and
address
of such
Propos
ed
Nomin
ee
Associ
ated
Person,
(2) a
statem
ent of
whethe
r such
Propos
ed
Nomin
ee is
propos
ed for
nomina
tion as
an
Indepe
ndent
Trustee
(as
defined
in
Section
2.2) or
a
Manag
ing
Trustee
(as
defined
in
Section
2.2)
and a
descrip
tion of
such
Propos
ed
Nomin
ee's
qualifi
cations
to be
an
Indepe
ndent
Trustee
or
Manag
ing
Trustee
, as the
case
may
be, and
such
Propos
ed
Nomin
ee's
qualifi
cations
to be a
Trustee
pursua
nt to
the
criteria
set
forth in
Section
2.1, (3)
the
class,
series
and
numbe
r of
any
Shares
that
are,
directl
y or
indirec
tly,
benefic
ially
owned
or
owned
of
record
by
such
Propos
ed
Nomin
ee or
by
such
Propos
ed
Nomin
ee
Associ
ated
Person,
(4) the
date
such
Shares
were
acquire
d,
whethe
r any
"tackin
g"
provisi
ons
contain
ed in
Section
8.12(b)
(ii)(B)(
1) are
being
relied
upon
and the
invest
ment
intent
of such
acquisi
tion,
(5) a
descrip
tion of
all
purcha
ses and
sales
of
securiti
es of
the
Trust
by
such
Propos
ed
Nomin
ee or
by
such
Propos
ed
Nomin
ee
Associ
ated
Person
during
the
previo
us 36
month
period,
includi
ng the
date of
the
transac
tions,
the
class,
series
and
numbe
r of
securiti
es
involve
d in the
transac
tions
and the
consid
eration
involve
d, (6) a
descrip
tion of
all
Derivat
ive
Transa
ctions
(as
defined
in
Section
8.12(b)
(viii))
by
such
Propos
ed
Nomin
ee or
by
such
Propos
ed
Nomin
ee
Associ
ated
Person
during
the
previo
us 36
month
period,
includi
ng the
date of
the
transac
tions
and the
class,
series
and
numbe
r of
securiti
es
involve
d in,
and the
materia
l
econo
mic
terms
of, the
transac
tions,
such
descrip
tion to
include
,
withou
t
limitati
on, all
inform
ation
that
such
Propos
ed
Nomin
ee or
Propos
ed
Nomin
ee
Associ
ated
Person
would
be
require
d to
report
on an
Insider
Report
(as
defined
in
Section
8.12(b)
(viii))
if such
Propos
ed
Nomin
ee or
Propos
ed
Nomin
ee
Associ
ated
Person
were a
Trustee
of the
Trust
or the
benefic
ial
owner
of
more
than
10% of
any
class
or
series
of
Shares
at the
time of
the
transac
tions,
(7) any
perfor
mance
related
fees
(other
than an
asset
based
fee) to
which
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person
is
entitled
based
on any
increas
e or
decreas
e in the
value
of
Shares
or
instru
ment
or
arrange
ment
of the
type
contem
plated
within
the
definiti
on of
Derivat
ive
Transa
ction,
if any,
includi
ng,
withou
t
limitati
on, any
such
interest
s held
by
membe
rs of
such
Propos
ed
Nomin
ee's or
such
Propos
ed
Nomin
ee
Associ
ated
Person
's
immed
iate
family
sharing
the
same
househ
old
with
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person,
(8) any
proport
ionate
interest
in
Shares
or
instru
ment
or
arrange
ment
of the
type
contem
plated
within
the
definiti
on of
Derivat
ive
Transa
ction
held,
directl
y or
indirec
tly, by
a
general
or
limited
partner
ship in
which
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person
is a
general
partner
or,
directl
y or
indirec
tly,
benefic
ially
owns
an
interest
in a
general
partner
, (9) a
descrip
tion of
all
direct
and
indirec
t
compe
nsation
and
other
materia
l
moneta
ry
agreem
ents,
arrange
ments
and
underst
anding
s
during
the
past
three
years,
and
any
other
materia
l
relatio
nships,
betwee
n or
among
any
Shareh
older
making
the
nomina
tion,
any
Propos
ed
Nomin
ee
Associ
ated
Person,
or any
of their
respect
ive
affiliat
es and
associa
tes, or
others
acting
in
concert
therewi
th, on
the one
hand,
and
each
Propos
ed
Nomin
ee, or
his or
her
respect
ive
affiliat
es and
associa
tes, or
others
acting
in
concert
therewi
th, on
the
other
hand,
includi
ng,
withou
t
limitati
on, all
inform
ation
that
would
be
require
d to be
disclos
ed
pursua
nt to
Item
404 of
Regula
tion S-
K
promul
gated
by the
SEC
(and
any
success
or
regulat
ion), if
any
Shareh
older
making
the
nomina
tion
and
any
Propos
ed
Nomin
ee
Associ
ated
Person
on
whose
behalf
the
nomina
tion is
made,
or any
affiliat
e or
associa
te
thereof
or
person
acting
in
concert
therewi
th,
were
the
"registr
ant"
for
purpos
es of
such
rule
and the
Propos
ed
Nomin
ee
were a
directo
r or
executi
ve
officer
of such
registra
nt, (10)
any
rights
to
dividen
ds on
the
Shares
owned
benefic
ially
by
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person
that are
separat
ed or
separa
ble
from
the
underl
ying
Shares,
(11) to
the
extent
known
by
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person,
the
name
and
address
of any
other
person
who
owns,
of
record
or
benefic
ially,
any
Shares
and
who
support
s the
Propos
ed
Nomin
ee for
electio
n or
reelecti
on as a
Trustee
and
(12) all
other
inform
ation
relatin
g to
such
Propos
ed
Nomin
ee or
such
Propos
ed
Nomin
ee
Associ
ated
Person
that is
require
d to be
disclos
ed in
solicita
tions
of
proxies
for
electio
n of
Trustee
s in an
electio
n
contest
(even
if an
electio
n
contest
is not
involve
d), or
is
otherw
ise
require
d, in
each
case,
pursua
nt to
Section
14 (or
any
success
or
provisi
on) of
the
Exchan
ge Act,
and the
rules
and
regulat
ions
promul
gated
thereun
der;
B.   	as to
any
other
busines
s that
the
Shareh
older
propos
es to
bring
before
the
meetin
g, (1) a
descrip
tion of
such
busines
s, (2)
the
reasons
for
proposi
ng
such
busines
s at the
meetin
g and
any
materia
l
interest
in such
busines
s of
such
Shareh
older
or any
Shareh
older
Associ
ated
Person
(as
defined
in
Section
8.12(b)
(viii)),
includi
ng any
anticip
ated
benefit
to such
Shareh
older
or any
Shareh
older
Associ
ated
Person
therefr
om, (3)
a
descrip
tion of
all
agreem
ents,
arrange
ments
and
underst
anding
s
betwee
n such
Shareh
older
and
Shareh
older
Associ
ated
Person
among
st
themse
lves or
with
any
other
person
or
person
s
(includ
ing
their
names)
in
connec
tion
with
the
propos
al of
such
busines
s by
such
Shareh
older
and (4)
a
represe
ntation
that
such
Shareh
older
intends
to
appear
in
person
or by
proxy
at the
meetin
g to
bring
the
busines
s
before
the
meetin
g;
C.   	separat
ely as
to each
Shareh
older
giving
the
notice
and
any
Shareh
older
Associ
ated
Person,
(1) the
class,
series
and
numbe
r of all
Shares
that are
owned
of
record
by
such
Shareh
older
or by
such
Shareh
older
Associ
ated
Person,
if any,
(2) the
class,
series
and
numbe
r of,
and the
nomine
e
holder
for,
any
Shares
that are
owned,
directl
y or
indirec
tly,
benefic
ially
but not
of
record
by
such
Shareh
older
or by
such
Shareh
older
Associ
ated
Person,
if any,
(3)
with
respect
to the
Shares
referen
ced in
the
foregoi
ng
clauses
(1) and
(2), the
date
such
Shares
were
acquire
d,
whethe
r any
"tackin
g"
provisi
ons
contain
ed in
Section
8.12(b)
(ii)(B)(
1) are
being
relied
upon
and the
invest
ment
intent
of such
acquisi
tion,
and (4)
all
inform
ation
relatin
g to
such
Shareh
older
and
Shareh
older
Associ
ated
Person
that is
require
d to be
disclos
ed in
connec
tion
with
the
solicita
tion of
proxies
for
electio
n of
Trustee
s in an
electio
n
contest
(even
if an
electio
n
contest
is not
involve
d), or
is
otherw
ise
require
d, in
each
case,
pursua
nt to
Section
14 (or
any
success
or
provisi
on) of
the
Exchan
ge Act
and the
rules
and
regulat
ions
promul
gated
thereun
der;
D.   	separat
ely as
to each
Shareh
older
giving
the
notice
and
any
Shareh
older
Associ
ated
Person,
(1) the
name
and
address
of such
Shareh
older,
as they
appear
on the
Trust's
share
ledger
and the
current
name
and
address
, if
differe
nt, of
such
Shareh
older
and
Shareh
older
Associ
ated
Person
and (2)
the
invest
ment
strateg
y or
objecti
ve, if
any, of
such
Shareh
older
or
Shareh
older
Associ
ated
Person
and a
copy
of the
prospe
ctus,
offerin
g
memor
andum
or
similar
docum
ent, if
any,
provid
ed to
investo
rs or
potenti
al
investo
rs in
such
Shareh
older
or
Shareh
older
Associ
ated
Person;
E.   	separat
ely as
to each
Shareh
older
giving
the
notice
and
any
Shareh
older
Associ
ated
Person,
(1) a
descrip
tion of
all
purcha
ses and
sales
of
securiti
es of
the
Trust
by
such
Shareh
older
or
Shareh
older
Associ
ated
Person
during
the
previo
us 36
month
period,
includi
ng the
date of
the
transac
tions,
the
class,
series
and
numbe
r of
securiti
es
involve
d in the
transac
tions
and the
consid
eration
involve
d, (2) a
descrip
tion of
all
Derivat
ive
Transa
ctions
by
such
Shareh
older
or
Shareh
older
Associ
ated
Person
during
the
previo
us 36
month
period,
includi
ng the
date of
the
transac
tions
and the
class,
series
and
numbe
r of
securiti
es
involve
d in,
and the
materia
l
econo
mic
terms
of, the
transac
tions,
such
descrip
tion to
include
,
withou
t
limitati
on, all
inform
ation
that
such
Shareh
older
or
Shareh
older
Associ
ated
Person
would
be
require
d to
report
on an
Insider
Report
if such
Shareh
older
or
Shareh
older
Associ
ated
Person
were a
Trustee
of the
Trust
or the
benefic
ial
owner
of
more
than
10% of
any
class
or
series
of
Shares
at the
time of
the
transac
tions,
(3) any
perfor
mance
related
fees
(other
than an
asset
based
fee) to
which
such
Shareh
older
or
Shareh
older
Associ
ated
Person
is
entitled
based
on any
increas
e or
decreas
e in the
value
of
Shares
or
instru
ment
or
arrange
ment
of the
type
contem
plated
within
the
definiti
on of
Derivat
ive
Transa
ction,
if any,
as of
the
date of
such
notice,
includi
ng,
withou
t
limitati
on, any
such
interest
s held
by
membe
rs of
such
Shareh
older's
or
Shareh
older
Associ
ated
Person
's
immed
iate
family
sharing
the
same
househ
old
with
such
Shareh
older
or
Shareh
older
Associ
ated
Person,
(4) any
proport
ionate
interest
in
Shares
or
instru
ment
or
arrange
ment
of the
type
contem
plated
within
the
definiti
on of
Derivat
ive
Transa
ction
held,
directl
y or
indirec
tly, by
a
general
or
limited
partner
ship in
which
such
Shareh
older
or
Shareh
older
Associ
ated
Person
is a
general
partner
or,
directl
y or
indirec
tly,
benefic
ially
owns
an
interest
in a
general
partner
and (5)
any
rights
to
dividen
ds on
the
Shares
owned
benefic
ially
by
such
Shareh
older
or
Shareh
older
Associ
ated
Person
that are
separat
ed or
separa
ble
from
the
underl
ying
Shares;
F.   	to the
extent
known
by the
Shareh
older
giving
the
notice,
the
name
and
address
of any
other
Person
who
owns,
benefic
ially or
of
record,
any
Shares
and
who
support
s the
nomine
e for
electio
n or
reelecti
on as a
Trustee
or the
propos
al of
other
busines
s; and
G.   	if more
than
one
class
or
series
of
Shares
is
outstan
ding,
the
class
and
series
of
Shares
entitled
to vote
for
such
Propos
ed
Nomin
ee
and/or
Shareh
older's
propos
al, as
applica
ble.
        (vi)   A notice of
one or more Shareholders
making a nomination
pursuant to Section
8.12(b)(ii)(B) or Section
8.12(b)(iii)(B) shall be
accompanied by:
A.   	a
signed
and
notariz
ed
statem
ent of
each
Shareh
older
giving
the
notice
certifyi
ng that
(1) all
inform
ation
contain
ed in
the
notice
is true
and
comple
te in all
respect
s, (2)
the
notice
compli
es with
this
Section
8.12(b)
, and
(3)
such
Shareh
older
will
continu
e to
hold
all
Shares
referen
ced in
Section
8.12(b)
(ii)(B)(
1) or
Section
8.12(b)
(iii)(B)
(1)(x),
as
applica
ble,
throug
h and
includi
ng the
time of
the
annual
meetin
g
(includ
ing any
adjour
nment
or
postpo
nement
thereof
); and
B.   	a
signed
and
notariz
ed
certific
ate of
each
Propos
ed
Nomin
ee (1)
certifyi
ng that
the
inform
ation
contain
ed in
the
notice
regardi
ng
such
Propos
ed
Nomin
ee and
any
Propos
ed
Nomin
ee
Associ
ated
Person
is true
and
comple
te and
compli
es with
this
Section
8.12(b)
and (2)
consen
ting to
being
named
in the
Shareh
older's
proxy
statem
ent as a
nomine
e and
to
serving
as a
Trustee
if
elected
..
        (vii)   Notwithst
anding anything in the
second sentence of
Section 8.12(b)(v) to the
contrary, in the event that
the number of Trustees to
be elected to the Board of
Trustees is increased and
there is no public
announcement of such
action at least 130 days
prior to the first
anniversary of the date of
the proxy statement for
the preceding year's
annual meeting, a
Shareholder's notice
required by this Section
8.12(b) also shall be
considered timely, but
only with respect to
nominees for any new
positions created by such
increase, if the notice is
delivered to the Secretary
at the principal executive
offices of the Trust not
later than 5:00 p.m.
(Eastern Time) on the
10th day immediately
following the day on
which such public
announcement is first
made by the Trust.
        (viii)   For
purposes of this Section
8.12, (i) "Shareholder
Associated Person" of
any Shareholder shall
mean (A) any Person
acting in concert with,
such Shareholder, (B) any
direct or indirect
beneficial owner of
Shares owned of record
or beneficially by such
Shareholder and (C) any
Person controlling,
controlled by or under
common control with
such Shareholder or a
Shareholder Associated
Person; (ii) "Proposed
Nominee Associated
Person" of any Proposed
Nominee shall mean (A)
any Person acting in
concert with such
Proposed Nominee, (B)
any direct or indirect
beneficial owner of
Shares owned of record
or beneficially by such
Proposed Nominee and
(C) any Person
controlling, controlled by
or under common control
with such Proposed
Nominee or a Proposed
Nominee Associated
Person; (iii) "Derivative
Transaction" by a Person
shall mean any (A)
transaction in, or
arrangement, agreement
or understanding with
respect to, any option,
warrant, convertible
security, stock
appreciation right or
similar right with an
exercise, conversion or
exchange privilege, or
settlement payment or
mechanism related to, any
security of the Trust, or
similar instrument with a
value derived in whole or
in part from the value of a
security of the Trust, in
any such case whether or
not it is subject to
settlement in a security of
the Trust or otherwise or
(B) any transaction,
arrangement, agreement
or understanding which
included or includes an
opportunity for such
person, directly or
indirectly, to profit or
share in any profit
derived from any increase
or decrease in the value
of any security of the
Trust, to mitigate any loss
or manage any risk
associated with any
increase or decrease in
the value of any security
of the Trust or to increase
or decrease the number of
securities of the Trust
which such person was, is
or will be entitled to vote,
in any such case whether
or not it is subject to
settlement in a security of
the Trust or otherwise;
and (iv) "Insider Report"
shall mean a statement
required to be filed
pursuant to Section 16 of
the Exchange Act (or any
successor provisions) by
a person who is a Trustee
of the Trust or who is
directly or indirectly the
beneficial owner of more
than 10% of any class of
Shares.
      (c)   Shareholder
Nominations or Other
Proposals Causing Covenant
Breaches or Defaults.  At the
same time as the submission
of any Shareholder
nomination or proposal of
other business to be
considered at a Shareholders'
meeting that, if approved and
implemented by the Trust,
would cause the Trust or any
subsidiary (as defined in
Section 8.12(f)(iii)) of the
Trust to be in breach of any
covenant of the Trust or any
subsidiary of the Trust or
otherwise cause a default (in
any case, with or without
notice or lapse of time) in any
existing debt instrument or
agreement of the Trust or any
subsidiary of the Trust or
other material contract or
agreement of the Trust or any
subsidiary of the Trust, the
proponent Shareholder or
Shareholders shall submit to
the Secretary at the principal
executive offices of the Trust
(i) evidence satisfactory to
the Board of Trustees of the
lender's or contracting
party's willingness to waive
the breach of covenant or
default or (ii) a detailed plan
for repayment of the
indebtedness to the lender or
curing the contractual breach
or default and satisfying any
resulting damage claim,
specifically identifying the
actions to be taken or the
source of funds, which plan
must be satisfactory to the
Board of Trustees in its
discretion, and evidence of
the availability to the Trust of
substitute credit or
contractual arrangements
similar to the credit or
contractual arrangements
which are implicated by the
Shareholder nomination or
other proposal that are at
least as favorable to the
Trust, as determined by the
Board of Trustees in its
discretion.  As an example
and not as a limitation, at the
time these Bylaws are being
amended and restated, the
Trust is party to a bank credit
facility that contains
covenants which prohibit
certain changes in the
management and policies of
the Trust without the
approval of the lender;
accordingly, a Shareholder
nomination or proposal
which implicates these
covenants shall be
accompanied by a waiver of
these covenants duly
executed by the bank or by
evidence satisfactory to the
Board of Trustees of the
availability of funding to the
Trust to repay outstanding
indebtedness under this credit
facility and of the availability
of a new credit facility on
terms as favorable to the
Trust as the existing credit
facility.
      (d)   Shareholder
Nominations or Other
Proposals Requiring
Governmental Action.  If (i)
submission of any
Shareholder nomination or
proposal of other business to
be considered at a
Shareholders' meeting that
could not be considered or, if
approved, implemented by
the Trust without the Trust,
any subsidiary of the Trust,
the proponent Shareholder,
any Proposed Nominee of
such Shareholder, any
Proposed Nominee
Associated Person of such
Proposed Nominee, any
Shareholder Associated
Person of such Shareholder,
the holder of proxies or their
respective affiliates or
associates filing with or
otherwise notifying or
obtaining the consent,
approval or other action of
any federal, state, municipal
or other governmental or
regulatory body (a
"Governmental Action") or
(ii) such Shareholder's
ownership of Shares or any
solicitation of proxies or
votes or holding or exercising
proxies by such Shareholder,
any Proposed Nominee of
such Shareholder, any
Proposed Nominee
Associated Person of such
Proposed Nominee, any
Shareholder Associated
Person of such Shareholder,
or their respective affiliates
or associates would require
Governmental Action, then,
at the same time as the
submission of any
Shareholder nomination or
proposal of other business to
be considered at a
Shareholders' meeting, the
proponent Shareholder or
Shareholders shall submit to
the Secretary at the principal
executive offices of the Trust
(x) evidence satisfactory to
the Board of Trustees that
any and all Governmental
Action has been given or
obtained, including, without
limitation, such evidence as
the Board of Trustees may
require so that any nominee
may be determined to satisfy
any suitability or other
requirements or (y) if such
evidence was not obtainable
from a governmental or
regulatory body by such time
despite the Shareholder's
diligent and best efforts, a
detailed plan for making or
obtaining the Governmental
Action prior to the election of
any such Proposed Nominee
or the implementation of such
proposal, which plan must be
satisfactory to the Board of
Trustees in its discretion.
      (e)   Special Meetings
of Shareholders.  As set forth
in Section 8.4, only business
brought before the meeting
pursuant to the Trust's notice
of meeting shall be conducted
at a special meeting of
Shareholders.  Subject to the
requirements of the 1940 Act
or any other applicable laws,
nominations of individuals
for election to the Board of
Trustees only may be made at
a special meeting of
Shareholders at which
Trustees are to be elected: (i)
pursuant to the Trust's notice
of meeting; (ii) otherwise
properly brought before the
meeting by or at the direction
of the Board of Trustees; or
(iii) provided that the Board
of Trustees has determined
that Trustees shall be elected
at such special meeting, by
any Shareholder of the Trust
who is a Shareholder of
record both at the time of
giving of notice provided for
in this Section 8.12(e)
through and including the
time of the special meeting,
who is entitled to vote at the
meeting on such election and
who has complied with the
notice procedures and other
requirements set forth in this
Section 8.12(e).  In the event
the Trust calls a special
meeting of Shareholders for
the purpose of having holders
of Preferred Shares, voting as
a separate class pursuant to
Section E(a) or E(b) of Part I
of Article X, elect one or
more Trustees to the Board of
Trustees, any such holder of
Preferred Shares may
nominate an individual or
individuals (as the case may
be) for election as a Trustee
as specified in the Trust's
notice of meeting, if the
Shareholder satisfies the
holding period and certificate
and/or evidence of being a
Beneficial Owner
requirements set forth in
Section 8.12(b)(ii) and
Section 8.12(b)(v), the
Shareholder's notice contains
or is accompanied by the
information and documents
required by Section 8.12 and
the Shareholder has given
timely notice thereof in
writing to the Secretary at the
principal executive offices of
the Trust.  In the event the
Trust calls a special meeting
of Shareholders for the
purpose of having holders of
Common Shares and
Preferred Shares, voting
together as a single class,
elect one or more Trustees to
the Board of Trustees, any
such Shareholder may
nominate an individual or
individuals (as the case may
be) for election as a Trustee
as specified in the Trust's
notice of meeting, if the
Shareholder satisfies the
holding period and certificate
and/or evidence of being a
Beneficial Owner
requirements set forth in
Section 8.12(b)(iii) and
Section 8.12(b)(v), the
Shareholder's notice contains
or is accompanied by the
information and documents
required by Section 8.12 and
the Shareholder has given
timely notice thereof in
writing to the Secretary at the
principal executive offices of
the Trust.  To be timely, a
Shareholder's notice shall be
delivered to the Secretary at
the principal executive
offices of the Trust not earlier
than the 150th day prior to
such special meeting and not
later than 5:00 p.m. (Eastern
Time) on the later of (i) the
120th day prior to such
special meeting or (ii) the
10th day following the day
on which public
announcement is first made
of the date of the special
meeting and of the nominees
proposed by the Trustees to
be elected at such meeting.
Neither the postponement or
adjournment of a special
meeting, nor the public
announcement of such
postponement or
adjournment, shall
commence a new time period
for the giving of a
Shareholder's notice as
described above.
      (f)   General.
        (i)   If
information submitted
pursuant to this Section
8.12 by any Shareholder
proposing a nominee for
election as a Trustee or
any proposal for other
business at a meeting of
Shareholders shall be
deemed by the Board of
Trustees incomplete or
inaccurate, any
authorized officer or the
Board of Trustees or any
Committee may treat
such information as not
having been provided in
accordance with this
Section 8.12.  Any notice
submitted by a
Shareholder pursuant to
this Section 8.12 that is
deemed by the Board of
Trustees inaccurate,
incomplete or otherwise
fails to satisfy completely
any provision of this
Section 8.12 shall be
deemed defective and
shall thereby render all
proposals and
nominations set forth in
such notice defective.
Upon written request by
the Secretary or the Board
of Trustees or any
Committee (which may
be made from time to
time), any Shareholder
proposing a nominee for
election as a Trustee or
any proposal for other
business at a meeting of
Shareholders shall
provide, within three
business days after such
request (or such other
period as may be
specified in such request),
(A) written verification,
satisfactory to the
Secretary or any other
authorized officer or the
Board of Trustees or any
Committee, in his, her or
its discretion, to
demonstrate the accuracy
of any information
submitted by the
Shareholder pursuant to
this Section 8.12, (B)
written responses to
information reasonably
requested by the
Secretary, the Board of
Trustees or any
Committee and (C) a
written update, to a
current date, of any
information submitted by
the Shareholder pursuant
to this Section 8.12 as of
an earlier date.  If a
Shareholder fails to
provide such written
verification, information
or update within such
period, the Secretary or
any other authorized
officer or the Board of
Trustees may treat the
information which was
previously provided and
to which the verification,
request or update relates
as not having been
provided in accordance
with this Section 8.12;
provided, however, that
no such written
verification, response or
update shall cure any
incompleteness,
inaccuracy or failure in
any notice provided by a
Shareholder pursuant to
this Section 8.12.  It is the
responsibility of a
Shareholder who wishes
to make a nomination or
other proposal to comply
with the requirements of
Section 8.12; nothing in
this Section 8.12(f)(i) or
otherwise shall create any
duty of the Trust, the
Board of Trustees or any
Committee nor any
officer of the Trust to
inform a Shareholder that
the information submitted
pursuant to this Section
8.12 by or on behalf of
such Shareholder is
incomplete or inaccurate
or not otherwise in
accordance with this
Section 8.12 nor require
the Trust, the Board of
Trustees, any Committee
or any officer of the Trust
to request clarification or
updating of information
provided by any
Shareholder, but the
Board of Trustees, a
Committee or the
Secretary acting on behalf
of the Board of Trustees
or a Committee, may do
so in its, his or her
discretion.
        (ii)   Only such
individuals who are
nominated in accordance
with this Section 8.12
shall be eligible for
election by Shareholders
as Trustees and only such
business shall be
conducted at a meeting of
Shareholders as shall
have been properly
brought before the
meeting in accordance
with this Section 8.12.
The chairperson of the
meeting and the Board of
Trustees shall each have
the power to determine
whether a nomination or
any other business
proposed to be brought
before the meeting was
made or proposed, as the
case may be, in
accordance with this
Section 8.12 and, if any
proposed nomination or
other business is
determined not to be in
compliance with this
Section 8.12, to declare
that such defective
nomination or proposal
be disregarded.
        (iii)   For
purposes of this Section
8.12: (A) "public
announcement" shall
mean disclosure in (1) a
press release reported by
the Dow Jones News
Service, Associated Press,
Business Wire, PR
Newswire or any other
widely circulated news or
wire service or (2) a
document publicly filed
by the Trust with the SEC
pursuant to the Exchange
Act; and (B) "subsidiary"
shall include, with respect
to a person, any
corporation, partnership,
joint venture or other
entity of which such
person (1) owns, directly
or indirectly, 10% or
more of the outstanding
voting securities or other
interests or (2) has a
person designated by
such person serving on,
or a right, contractual or
otherwise, to designate a
person, so to serve on, the
board of directors (or
analogous governing
body).
        (iv)   Notwithsta
nding the foregoing
provisions of this Section
8.12, a Shareholder shall
also comply with all
applicable legal
requirements, including,
without limitation,
applicable requirements
of state law, the 1940 Act
and the Exchange Act and
the rules and regulations
thereunder, with respect
to the matters set forth in
this Section 8.12.
Nothing in this Section
8.12 shall be deemed to
require that a Shareholder
nomination of an
individual for election to
the Board of Trustees or a
Shareholder proposal
relating to other business
be included in the Trust's
proxy statement, except
as may be required by
law.
        (v)   The Board
of Trustees may from
time to time require any
individual nominated to
serve as a Trustee to
agree in writing with
regard to matters of
business ethics and
confidentiality while such
nominee serves as a
Trustee, such agreement
to be on the terms and in
a form (the "Agreement")
determined satisfactory
by the Board of Trustees,
as amended and
supplemented from time
to time in the discretion
of the Board of Trustees.
The terms of the
Agreement may be
substantially similar to
the Code of Business
Conduct and Ethics of the
Trust or any similar code
promulgated by the Trust
(the "Code of Business
Conduct") or may differ
from or supplement the
Code of Business
Conduct.
        (vi)   Determinat
ions required or permitted
to be made under this
Section 8.12 by the Board
of Trustees may be
delegated by the Board of
Trustees to a Committee,
subject to applicable law.
      8.13	No Shareholder
Actions by Written Consent.
Shareholders shall not be authorized
or permitted to take any action
required or permitted to be taken at a
meeting of Shareholders by written
consent, and may take such action
only at Shareholders meeting of the
Trust.
      8.14	Voting by Ballot.
Voting on any question or in any
election may be voice vote unless the
chairperson of the meeting or any
Shareholder shall demand that voting
be by ballot.
      8.15	Proposals of Business
Which Are Not Proper Matters For
Action By Shareholders.
Notwithstanding anything in these
Bylaws to the contrary, subject to the
1940 Act and any other applicable
law, any Shareholder proposal for
business the subject matter or effect
of which would be within the
exclusive purview of the Board of
Trustees or would reasonably likely,
if considered by the Shareholders or
approved or implemented by the
Trust, result in an impairment of the
limited liability status for the Trust's
Shareholders, shall be deemed not to
be a matter upon which the
Shareholders are entitled to vote.
The Board of Trustees in its
discretion shall be entitled to
determine whether a Shareholder
proposal for business is not a matter
upon which the Shareholders are
entitled to vote pursuant to this
Section 8.15, and its decision shall
be final and binding unless
determined by a court of competent
jurisdiction to have been made in bad
faith.
ARTICLE IX

MISCELLANEOUS
      9.1	Amendment of
Bylaws.  Except for any change for
which these Bylaws requires
approval by more than a majority
vote of the Trustees, these Bylaws
may be amended, changed, altered or
repealed, in whole or part, only by
resolution of the Board of Trustees at
any meeting of the Board of Trustees
at which a quorum is present, or by a
written consent signed by a majority
of the Trustees then in office.
      9.2	Waiver of Notice.
Whenever any notice is required to
be given pursuant to the Declaration
of Trust, these Bylaws, the 1940 Act
or any other applicable law, a waiver
thereof in writing, signed by the
person or persons entitled to such
notice, or a waiver by electronic
transmission by the person or
persons entitled to such notice,
whether before or after the time
stated therein, shall be deemed
equivalent to the giving of such
notice.  Neither the business to be
transacted at nor the purpose of any
meeting need be set forth in the
waiver of notice or waiver by
electronic transmission, unless
specifically required by statute.  The
attendance of any person at any
meeting shall constitute a waiver of
notice of such meeting, except where
such person attends a meeting for the
express purpose of objecting to the
transaction of any business on the
ground that the meeting is not
lawfully called or convened.
      9.3	Ratification.  The
Board of Trustees or the
Shareholders may ratify and make
binding on the Trust any action or
inaction by the Trust or its officers to
the extent that the Board of Trustees
or the Shareholders could have
originally authorized the matter.
Moreover, any action or inaction
questioned in any Shareholder's
derivative proceeding or any other
proceeding on the ground of lack of
authority, defective or irregular
execution, adverse interest of a
Trustee, officer or Shareholder, non-
disclosure, miscomputation, the
application of improper principles or
practices of accounting, or otherwise,
may be ratified, before or after
judgment, by the Board of Trustees
or by the Shareholders and, if so
ratified, shall have the same force
and effect as if the questioned action
or inaction had been originally duly
authorized, and such ratification
shall be binding upon the Trust and
its Shareholders and shall constitute
a bar to any claim or execution of
any judgment in respect of such
questioned action or inaction.
      9.4	Ambiguity.  In the
case of an ambiguity in the
application of any provision of these
Bylaws or any definition contained
in these Bylaws, the Board of
Trustees shall have the sole power to
determine the application of such
provisions with respect to any
situation based on the facts known to
it and such determination shall be
final and binding unless determined
by a court of competent jurisdiction
to have been made in bad faith.
      9.5	Construction.  If any
provision of these Bylaws is
determined to be unlawful by a court
or regulatory body of competent
jurisdiction, the remainder of these
Bylaws shall remain in full force and
effect and the offending provision
shall be construed to achieve the
purpose of the offending provision to
the extent legally possible.  The re-
construction of an unlawful
provision shall be made by the Board
of Trustees, or, in the absence of
action by the Board of Trustees, by
the court or regulatory body which
determined the provision to be
unlawful.  These Bylaws shall be
subject to and construed accordance
with the 1940 Act.  In the event of a
conflict between any provision of
these Bylaws and the 1940 Act, such
provision shall be construed to
achieve the purpose of the provision
to the extent legally possible under
the 1940 Act.
      9.6	Inspection of Bylaws.
The Trustees shall keep at the
principal office for the transaction of
business of the Trust the original or a
copy of the Bylaws as amended or
otherwise altered to date, certified by
the Secretary, which shall be open to
inspection by the Shareholders at all
reasonable times during office hours.
ARTICLE X
PREFERRED SHARES OF
BENEFICIAL INTEREST
      10.1	Statement Creating
Five Series of Preferred Shares.
DESIGNATION
      Series F: 1,000 preferred
shares, par value $.0001 per share,
liquidation preference $25,000 per
share plus an amount equal to
accumulated but unpaid distributions
thereon (whether or not earned or
declared), are hereby designated
auction preferred shares, Series F
(the "Series F").  Each share of the
Series F shall have an Applicable
Rate for its Initial Rate Period
determined pursuant to a resolution
of the Board of Trustees and an
initial Distribution Payment Date
that shall be set pursuant to a
resolution of the Board of Trustees.
The shares of Series F shall
constitute a separate series of
Preferred Shares of the Trust.
	Series M: 15,000 preferred
shares, par value $.0001 per share,
liquidation preference $25,000 per
share plus an amount equal to
accumulated but unpaid distributions
thereon (whether or not earned or
declared), are hereby designated
auction preferred shares, Series M
(the "Series M").  Each share of the
Series M shall have an Applicable
Rate for its Initial Rate Period
determined pursuant to a resolution
of the Board of Trustees and an
initial Distribution Payment Date
that shall be set pursuant to a
resolution of the Board of Trustees.
The shares of Series M shall
constitute a separate series of
Preferred Shares of the Trust.
      Series T: 3,000 preferred
shares, par value $.0001 per share,
liquidation preference $25,000 per
share plus an amount equal to
accumulated but unpaid distributions
thereon (whether or not earned or
declared), are hereby designated
auction preferred shares, Series T
(the "Series T").  Each share of the
Series T shall have an Applicable
Rate for its Initial Rate Period
determined pursuant to a resolution
of the Board of Trustees and an
initial Distribution Payment Date
that shall be set pursuant to a
resolution of the Board of Trustees.
The shares of Series T shall
constitute a separate series of
Preferred Shares of the Trust.
      Series Th: 8,000 preferred
shares, par value $.0001 per share,
liquidation preference $25,000 per
share plus an amount equal to
accumulated but unpaid distributions
thereon (whether or not earned or
declared), are hereby designated
auction preferred shares, Series Th
(the "Series Th").  Each share of the
Series Th shall have an Applicable
Rate for its Initial Rate Period
determined pursuant to a resolution
of the Board of Trustees and an
initial Distribution Payment Date
that shall be set pursuant to a
resolution of the Board of Trustees.
The shares of Series Th shall
constitute a separate series of
Preferred Shares of the Trust.
      Series W: 8,000 preferred
shares, par value $.0001 per share,
liquidation preference $25,000 per
share plus an amount equal to
accumulated but unpaid distributions
thereon (whether or not earned or
declared), are hereby designated
auction preferred shares, Series W
(the "Series W", together with
Series T, Series TH, Series F, and
Series M, each a "Series" and
collectively, the "Preferred Shares").
Each share of the Series W shall
have an Applicable Rate for its
Initial Rate Period determined
pursuant to a resolution of the Board
of Trustees and an initial
Distribution Payment Date that shall
be set pursuant to a resolution of the
Board of Trustees.  The shares of
Series W shall constitute a separate
series of Preferred Shares of the
Trust.
      Preferred Shares may be
marketed under the name "auction
preferred shares" or "Preferred
Shares" or such other name as the
Board of Trustees may approve from
time to time.
      Each Preferred Share shall
have such other preferences, rights,
voting powers, restrictions,
limitations as to distributions,
qualifications and terms and
conditions of redemption, in addition
to those required by applicable law,
as are set forth in Parts I and II of
Article X of these Bylaws.  Subject
to the provisions of Section E(c) of
Part I hereof, the Board of Trustees
of the Trust may, in the future,
reclassify additional shares of the
Trust's capital shares as Preferred
Shares, with the same preferences,
rights, voting powers, restrictions,
limitations as to distributions,
qualifications and terms and
conditions of redemption and other
terms herein described, except that
the Applicable Rate for the Initial
Rate Period, its initial Payment Date
and any other changes in the terms
herein set forth shall be as set forth
in the Bylaws reclassifying such
shares as Preferred Shares.
      Capitalized terms used in
Parts I and II of Article X of these
Bylaws shall have the meanings
(with the terms defined in the
singular having comparable
meanings when used in the plural
and vice versa) provided in the
"Definitions" section immediately
following, unless the context
otherwise requires.
DEFINITIONS

      As used in Parts I and II of
Article X of these Bylaws, the
following terms shall have the
following meanings (with terms
defined in the singular having
comparable meanings when used in
the plural and vice versa), unless the
context otherwise requires:
      (a)   "AUDITOR'S
CONFIRMATION" shall
have the meaning specified in
paragraph (c) of Section G of
Part I.
      (b)   "AFFILIATE"
shall mean, for purposes of
the definition of
"Outstanding," any Person
known to the Auction Agent
to be controlled by, in control
of or under common control
with the Trust; provided,
however, that for purposes of
these Bylaws no Broker-
Dealer controlled by, in
control of or under common
control with the Trust shall
be deemed to be an Affiliate
nor shall any corporation or
any Person controlled by, in
control of or under common
control with such
corporation, one of the
trustees, directors, or
executive officers of which is
a Trustee of the Trust, be
deemed to be an Affiliate
solely because such trustee,
director or executive officer
is also a Trustee of the Trust.
      (c)   "AGENT
MEMBER" shall mean a
member of or participant in
the Securities Depository that
will act on behalf of a Bidder.
      (d)   "ALL HOLD
RATE" shall mean 80% of
the Reference Rate.
      (e)   "ANNUAL
VALUATION DATE" shall
mean the last Business Day
of December of each year.
      (f)   "APPLICABLE
PERCENTAGE" shall mean
the percentage determined
based on the lower of the
credit ratings assigned to the
Preferred Shares on such date
by Moody's and Fitch as
follows:
      With respect to Series F:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Percentage
Aa3 or higher
AA- or higher
200%
A3 to A1
A- to A+
250%
Baa3 to Baa1
BBB- to BBB+
275%
Ba 1 and
lower
BB+ and lower
325%

      With respect to Series M, T,
Th and W:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Percentage
Aa3 or higher
AA- or higher
150%
A3 to A1
A- to A+
200%
Baa3 to Baa1
BBB- to BBB+
225%
Ba 1 and
lower
BB+ and lower
275%

      For purposes of this
definition, the "prevailing
rating" of the Preferred
Shares shall be (i) Aaa/AAA
if such shares have a rating of
Aaa by Moody's and AAA
by Fitch or the equivalent of
such ratings by such agencies
or a substitute rating agency
or substitute rating agencies;
(ii) if not Aaa/AAA, then
Aa3/AA- if such shares have
a rating of Aa3 or better by
Moody's and AA- or better
by Fitch or the equivalent of
such rating by such agencies
or a substitute rating agency
or substitute rating agencies,
(iii) if not Aa3/AA- or higher,
then A3/A- if such shares
have a rating of A3 or better
by Moody's and A- or better
by Fitch or the equivalent of
such ratings by such agencies
or a substitute rating agency
or substitute rating agencies,
(iv) if not A3/A- or higher,
then Baa3/BBB- if such
shares have a rating of Baa3
or better by Moody's and
BBB- or better by Fitch or
the equivalent of such ratings
by such agencies or substitute
rating agency or substitute
rating agencies, (v) if not
Baa3/BBB- or higher, then
below Baa3/BBB-.
      The Applicable
Percentage as so determined
shall be further subject to
upward but not downward
adjustment in the discretion
of the Board of Trustees of
the Trust after consultation
with the Broker-Dealers,
provided that immediately
following any such increase
the Trust would be in
compliance with the
Preferred Shares Basic
Maintenance Amount.  The
Trust shall take all reasonable
action necessary to enable
Moody's and Fitch to provide
a rating for the Preferred
Shares.  If Moody's or Fitch
shall not make such a rating
available, the Trust shall
select another rating agency
to act as a substitute rating
agency.  Notwithstanding the
foregoing, the Trust shall not
be required to have more than
one rating agency provide a
rating for the Preferred
Shares.
      (g)   "APPLICABLE
RATE" shall mean, for each
Rate Period (i) if Sufficient
Clearing Orders exist for the
Auction in respect thereof,
the Winning Bid Rate, (ii) if
Sufficient Clearing Orders do
not exist for the Auction in
respect thereof, the
Maximum Rate, and (iii) in
the case of any Distribution
Period if all the Preferred
Shares are the subject of
Submitted Hold Orders for
the Auction in respect
thereof, the All Hold Rate.
      (h)   "APPLICABLE
SPREAD" means the spread
determined based on the
credit rating assigned to
Preferred Shares on such date
by Moody's (if Moody's is
then rating the Preferred
Shares) and Fitch (if Fitch is
then rating the Preferred
Shares) as follows:
      With respect to Series F:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Spread
Aa3 or higher
AA- or higher
200 bps
A3 to A1
A- to A+
250 bps
Baa3 to Baa1
BBB- to BBB+
275 bps
Ba 1 and
lower
BB+ and lower
325 bps

      With respect to Series M, T,
Th, and W:
                   Credit
Ratings
Applicable
      Moody's                    Fitch
Spread
Aa3 or higher
AA- or higher
150 bps
A3 to A1
A- to A+
200 bps
Baa3 to Baa1
BBB- to BBB+
225 bps
Ba 1 and
lower
BB+ and lower
275 bps

      For purposes of this
definition, the "prevailing
rating" of the Preferred
Shares shall be (i) Aaa/AAA
if such shares have a rating of
AaaAAA by Moody's and
AAA by Fitch or the
equivalent of such ratings by
such agencies or a substitute
rating agency or substitute
rating agencies,; (ii) if not
Aaa/AAA, then Aa3/AA- if
such shares have a rating of
Aa3AA- or better by
Moody's and AA- or better
by Fitch or the equivalent of
such rating by such agencies
or a substitute rating agency
or substitute rating agencies,
(iii) if not Aa3/AA- or higher,
then A3/A- if such shares
have a rating of A3A- or
better by Moody's and A- or
better by Fitch or the
equivalent of such ratings by
such agencies or a substitute
rating agency or substitute
rating agencies, (iv) if not
A3/A- or higher, then
Baa3/BBB- if such shares
have a rating of Baa3BBB- or
better by Moody's and BBB-
or better by Fitch or the
equivalent of such ratings by
such agencies or substitute
rating agency or substitute
rating agencies, (v) if not
Baa3/BBB- or higher, then
below Baa3/BBB-.
      The Applicable
Spread as so determined shall
be further subject to upward
but not downward adjustment
in the discretion of the Board
of Trustees after consultation
with the Broker-Dealers,
provided that immediately
following any such increase
the Trust would be in
compliance with the
Preferred Shares Basic
Maintenance Amount.
      (i)   "AUCTION"
shall mean each periodic
implementation of the
Auction Procedures.
      (j)   "AUCTION
AGENCY AGREEMENT"
shall mean the agreement
between the Trust and the
Auction Agent which
provides, among other things,
that the Auction Agent will
follow the Auction
Procedures for purposes of
determining the Applicable
Rate for the Preferred Shares
so long as the Applicable
Rate for such Preferred
Shares is to be based on the
results of an Auction.
      (k)   "AUCTION
AGENT" shall mean the
entity appointed as such by a
resolution of the Board of
Trustees in accordance with
Section F of Part II of Article
X.
      (l)   "AUCTION
DATE" with respect to any
Rate Period, shall mean the
Business Day next preceding
the first day of such Rate
Period.
      (m)   "AUCTION
PROCEDURES" shall mean
the procedures for conducting
Auctions set forth in Part II
of Article X.
      (n)   "AVAILABLE
PREFERRED SHARES"
shall have the meaning
specified in paragraph (a) of
Section C of Part II of Article
X.
      (o)   "BENEFICIAL
OWNER" with respect to
shares of Preferred Shares,
means a customer (including
broker dealers that are not
Broker Dealers) of a Broker-
Dealer who is listed on the
records of that Broker-Dealer
(or, if applicable, the Auction
Agent) as a holder of
Preferred Shares.
      (p)   "BID" and
"BIDS" shall have the
respective meanings specified
in paragraph (a) of Section A
of Part II of Article X.
      (q)   "BIDDER" and
"BIDDERS" shall have the
respective meanings specified
in paragraph (a) of Section A
of Part II of Article X;
provided, however, that
neither the Trust nor any
affiliate thereof shall be
permitted to be a Bidder in an
Auction, except that any
Broker-Dealer that is an
affiliate of the Trust may be a
Bidder in an Auction, but
only if the Orders placed by
such Broker-Dealer are not
for its own account.
      (r)   "BOARD OF
TRUSTEES" shall mean the
Board of Trustees of the
Trust or any duly authorized
committee thereof.
      (s)   "BROKER-
DEALER" shall mean any
broker-dealer, commercial
bank or other entity permitted
by law to perform the
functions required of a
Broker-Dealer in Part II of
Article X, that is a member
of, or a participant in, the
Securities Depository or is an
affiliate of such member or
participant, has been selected
by the Trust and has entered
into a Broker-Dealer
Agreement that remains
effective.
      (t)   "BROKER-
DEALER AGREEMENT"
shall mean an agreement
between the Auction Agent
and a Broker-Dealer pursuant
to which such Broker-Dealer
agrees to follow the
procedures specified in Part
II of Article X.
      (u)   "BUSINESS
DAY" shall mean a day on
which the New York Stock
Exchange is open for trading
and which is neither a
Saturday, Sunday nor any
other day on which banks in
New York, New York, are
authorized or obligated by
law to close.
      (v)   "CLOSING
TRANSACTION" shall have
the meaning specified in
paragraph (a)(i)(A) of
Section M of Part I of Article
X.
      (w)   "CODE" means
the Internal Revenue Code of
1986, as amended.
      (x)   "COMMON
SHARES" shall mean the
outstanding common shares,
par value $.001 per share, of
the Trust.
      (y)   "CURE DATE"
shall mean the Preferred
Shares Basic Maintenance
Cure Date or the 1940 Act
Cure Date, as the case may
be.
      (z)   "DATE OF
ORIGINAL ISSUE" with
respect to the Preferred
Shares, shall mean the date
on which the Trust initially
issued such shares.
      (aa)   "DECLARATI
ON OF TRUST" shall have
the meaning specified on the
first page.
      (bb)   "DEPOSIT
SECURITIES" shall mean
cash and any obligations or
securities, including Short
Term Money Market
Instruments that are Eligible
Assets, rated at least AAA or
F-1 by Fitch, P-1, MIG-1 or
VMIG-1 by Moody's or
AAA or A-1 by S&P.
      (cc)   "DISCOUNTE
D VALUE" as of any
Valuation Date, shall mean,
(i) with respect to a Fitch
Eligible Asset or Moody's
Eligible Asset that is not
currently callable or
prepayable as of such
Valuation Date at the option
of the issuer thereof, the
quotient of the Market Value
thereof divided by the Fitch
Discount Factor for a Fitch
Eligible Asset or Moody's
Discount Factor for a
Moody's Eligible Asset, (ii)
with respect to a Fitch
Eligible Asset or Moody's
Eligible Asset that is
currently callable as of such
Valuation Date at the option
of the issuer thereof, the
quotient as calculated above
or the call price, plus accrued
interest or distributions, as
applicable, whichever is
lower, and (iii) with respect
to a Fitch Eligible Asset or
Moody's Eligible Asset that
is prepayable, the quotient as
calculated above or the par
value, plus accrued interest or
distribution, as applicable,
whichever is lower.
      (dd)   "DISTRIBUTI
ON PAYMENT DATE" with
respect to the Preferred
Shares, shall mean any date
on which distributions are
payable on the Preferred
Shares pursuant to the
provisions of paragraph (d) of
Section B of Part I of Article
X.
      (ee)   "DISTRIBUTI
ON PERIOD," with respect
to the Preferred Shares, shall
mean the period from and
including the Date of
Original Issue of shares of a
Series to but excluding the
initial Distribution Payment
Date for shares of such Series
and thereafter any period
from and including one
Distribution Payment Date
for shares of such Series to
but excluding the next
succeeding Distribution
Payment Date for shares of
such Series.
      (ff)   "EXISTING
HOLDER," with respect to
shares of Preferred Shares,
shall mean a Broker-Dealer
(or any such other Person as
may be permitted by the
Trust) that is listed on the
records of the Auction Agent
as a holder of shares of any
Series.
      (gg)   "EXPOSURE
PERIOD" shall mean the
period commencing on a
given Valuation Date and
ending 45 days thereafter.
      (hh)   "FAILURE TO
DEPOSIT," with respect to
shares of a Series, shall mean
a failure by the Trust to pay
to the Auction Agent, not
later than 12:00 noon,
Eastern time, (A) on any
Distribution Payment Date
for shares of such Series, in
funds available on such
Distribution Payment Date in
New York, New York, the
full amount of any
distribution (whether or not
earned or declared) to be paid
on such Distribution Payment
Date on any share of such
Series or (B) on any
redemption date in funds
available on such redemption
date for shares of such series
in New York, New York, the
Redemption Price to be paid
on such redemption date for
any share of such Series after
notice of redemption is
mailed pursuant to paragraph
(c) of Section K of Part I of
Article X; provided,
however, that the foregoing
clause (B) shall not apply to
the Trust's failure to pay the
Redemption Price in respect
of Preferred Shares when the
related Notice of Redemption
provides that redemption of
such shares is subject to one
or more conditions precedent
and any such condition
precedent shall not have been
satisfied at the time or times
and in the manner specified
in such Notice of
Redemption.
      (ii)   "FITCH" shall
mean Fitch Ratings and its
successors.
      (jj)   "FITCH
DISCOUNT FACTOR"
means for the purposes of
determining the Preferred
Shares Basic Maintenance
Amount, the percentage
determined below:
        (i)   Common
Stock and Preferred Stock
of REITs and Other Real
Estate Companies:
DISCOUNT FACTOR (1)
REIT or Other Real
Estate Company
Preferred Shares
 154%
REIT or Other Real
Estate Company
Common Shares
 196%

        (ii)   Common
Stocks and Warrants:
The Fitch Discount
Factor applied to
common stock other than
REIT common stock and
the common stock of
other real estate
companies is:
Large-cap stocks:
200%
Mid-cap stocks:
233%
Small-cap stocks:
286%
Others:
370%


Small-cap
stocks
refer to
stocks
with a
market
capitalizati
on
between
$300
million to
$2 billion.
Mid-cap
stocks
refer to
stocks
with a
market
capitalizati
on
between
$2 billion
to $10
billion.
Large-cap
stocks are
companies
having a
market
capitalizati
on greater
than $10
billion.
        (iii)   Preferred
Stock:  The Fitch
Discount Factor applied
to preferred stock other
than REIT preferred stock
and the preferred stock of
other real estate
companies is the
percentage determined by
reference to the rating in
accordance with the table
set forth below:
PREFERRED STOCK (1)
DISCOUNT
FACTOR
AAA
130%
AA
133%
A
135%
BBB
139%
BB
154%
Not rated or below BB
161%
Investment grade Dividends Received Deduction ("DRD")
164%
Not rated or below investment grade DRD
200%

        (iv)   Corporate
Debt Securities (1)(2):
MATURITY
IN YEARS
AAA
AA
A
BBB
BB
B
Unrated(1)
1 or less
111%
114%
117%
120%
121%
127%
130%
2 or less (but
longer than
1)
116%
123%
125%
127%
132%
137%
141%
3 or less (but
longer than
2)
121%
125%
127%
131%
133%
140%
152%
4 or less (but
longer than
3)
126%
126%
129%
132%
136%
144%
164%
5 or less (but
longer than
4)
131%
132%
135%
139%
144%
149%
185%
7 or less (but
longer than
5)
140%
143%
146%
152%
159%
167%
228%
10 or less
(but longer
than 7)
141%
145%
147%
153%
160%
168%
232%
12 or less
(but longer
than 10)
144%
147%
150%
157%
165%
174%
249%
15 or less
(but longer
than 12)
148%
151%
155%
163%
172%
182%
274%
Greater than
20
152%
156%
160%
169%
180%
191%
306%

(1) If a security is unrated by
Fitch, but is rated by two other
NRSROs, then the lower of the
ratings on the security from
the two other NRSROs should
be used to determine the Fitch
Discount Factor.  If the
security is not rated by Fitch,
but has a rating from only one
other NRSRO, and the security
is above investment grade, the
other rating will be used.  If
the security is not rated by
Fitch, but has a rating from
only one other NRSRO, and
the security is below
investment grade, then the
security will use the
percentages set forth in the
unrated column above.

(2) The Fitch Discount Factors
will also apply to interest rate
swaps and caps, whereby the
rating on the counterparty will
determine the appropriate
Discount Factor to apply.

        (v)   Convertible
Securities:
      The Fitch
Discount Factor applied
to convertible securities is
(A) 200% for investment
grade convertibles and
(B) 222% for below
investment grade
convertibles so long as
such convertible
securities have neither (x)
conversion premiums
greater than 100% nor (y)
a yield to maturity or
yield to worst of greater
than the comparable term
Treasury yields plus 15
percentage points.
      The Fitch
Discount Factor applied
to convertible securities
which have conversion
premiums of greater than
100% is (A) 152% for
investment grade
convertibles, and (B)
179% for below
investment grade
convertibles so long as a
such convertible
securities do not have a
yield to maturity or yield
to worst of greater than
comparable term
Treasury yields plus 15
percentage points.
      The Fitch
Discount Factor applied
to convertible securities
that have a yield to
maturity or yield to worst
of greater than the
comparable term
Treasury yield plus 15
percentage points is
370%.
        (vi)   U.S.
Treasury Securities:
REMAINING
TERM TO
MATURITY
DISCOUNT
FACTOR
1 year or less
101.5%
2 years or less
(but longer than 1
year)
103%
3 years or less
(but longer than 2
years)
105%
4 years or less
(but longer than 3
years)
107%
5 years or less
(but longer than 4
years)
109%
7 years or less
(but longer than 5
years)
112%
10 years or less
(but longer than 7
years)
114%
15 years or less
(but longer than
10 years)
122%
20 years or less
(but longer than
15 years)
130%
25 years or less
(but longer than
20 years)
146%
30 years or less
(but longer than
25 years)
154%

        (vii)   Short-
Term Instruments and
Cash: The Fitch Discount
Factor applied to short-
term portfolio securities,
including without
limitation Debt
Securities, Short Term
Money Market
Instruments and
municipal debt
obligations, will be
(A) 100%, so long as
such portfolio securities
mature or have a demand
feature at par exercisable
within the Fitch Exposure
Period; (B) 115%, so long
as such portfolio
securities mature or have
a demand feature at par
not exercisable within the
Fitch Exposure Period;
and (C) 125%, so long as
such portfolio securities
neither mature nor have a
demand feature at par
exercisable within the
Fitch Exposure Period.  A
Fitch Discount Factor of
100% will be applied to
cash.
        (viii)   Rule
144A Securities:  The
Fitch Discount Factor
applied to Rule 144A
Securities shall be the
Discount Factor
determined in accordance
with the table above
under "Corporate Debt
Securities" in subsection
(iv), multiplied by 110%
until such securities are
registered under the
Securities Act of 1933, as
amended from time to
time.
        (ix)   Asset-
backed and mortgage-
backed securities:  The
percentage determined by
reference to the asset type
in accordance with the
table set forth below.
Asset Type (with time remaining to maturity, if applicable)
Discount Factor

U.S. Treasury/agency securities (10 years or less)
118%
U.S. Treasury/agency securities (greater than 10 years)
127%
U.S. agency sequentials (10 years or less)
128%
U.S. agency sequentials (greater than 10 years)
142%
U.S. agency principal only securities
236%
U.S. agency interest only securities (with Market Value greater than 40% of par)
696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)

214%
AAA LockOut securities, interest only
236%
U.S. agency planned amortization class bonds (10 years or less)
115%
U.S. agency planned amortization class bonds (greater than 10 years)
136%
AAA sequentials (10 years or less)
118%
AAA sequentials (greater than 10 years)
135%
AAA planned amortization class bonds (10 years or less)
115%
AAA planned amortization class bonds (greater than 10 years)
140%
Jumbo mortgage rated AAA(1)
123%
Jumbo mortgage rated AA(1)
130%
Jumbo mortgage rated A(1)
136%
Jumbo mortgage rated BBB(1)
159%
Commercial mortgage-backed securities rated AAA
131%
Commercial mortgage-backed securities rated AA
139%
Commercial mortgage-backed securities rated A
148%
Commercial mortgage-backed securities rated BBB
177%
Commercial mortgage-backed securities rated BB
283%
Commercial mortgage-backed securities rated B
379%
Commercial mortgage-backed securities rated CCC or not rated
950%

(1) Applies to jumbo
mortgages, credit cards, auto
loans, home equity loans,
manufactured housing and
prime mortgage-backed
securities not issued by a U.S.
agency or instrumentality.

        (x)   Futures and
call options:  For
purposes of Preferred
Shares Basic
Maintenance Amount,
futures held by the Trust
and call options sold by
the Trust shall not be
included as Fitch Eligible
Assets.  However, such
assets shall be valued at
Market Value by
subtracting the good faith
margin and the maximum
daily trading variance as
of the Valuation Date.
For call options
purchased by the Trust,
the Market Value of the
call option will be
included as a Fitch
Eligible Asset subject to a
Fitch Discount Factor
mutually agreed to
between the Trust and
Fitch based on the
characteristics of the
option contract such as its
maturity and the
underlying security of the
contract.
        (xi)   Securities
lending:  The Trust may
engage in securities
lending in an amount not
to exceed 10% of the
Trust's total gross assets.
For purposes of
calculating the Preferred
Shares Basic
Maintenance Amount,
such securities lent shall
be included as Fitch
Eligible Assets with the
appropriate Fitch
Discount Factor applied
to such lent security.  The
obligation to return such
collateral shall not be
included as an
obligation/liability for
purposes of calculating
the Preferred Shares
Basic Maintenance
Amount.  However, the
Trust may reinvest cash
collateral for securities
lent in conformity with its
investment objectives and
policies and the
provisions of these
Bylaws. In such event, to
the extent that securities
lending collateral
received is invested by
the Trust in assets that
otherwise would be Fitch
Eligible Assets and the
value of such assets
exceeds the amount of the
Trust's obligation to
return the collateral on a
Valuation Date, such
excess amount shall be
included in the
calculation of Fitch
Eligible Assets by
applying the applicable
Fitch Discount Factor to
this amount and adding
the product to total Fitch
Eligible Assets.
Conversely, if the value
of assets in which
securities lending
collateral has been
invested is less then the
amount of the Trust's
obligation to return the
collateral on a Valuation
Date, such difference
shall be included as an
obligation/liability of the
Trust for purposes of
calculating the Preferred
Shares Basic
Maintenance Amount.
Collateral received by the
Trust in a securities
lending transaction and
maintained by the Trust
in the form received shall
not be included as a Fitch
Eligible Asset for
purposes of calculating
the Preferred Shares
Basic Maintenance
Amount.
        (xii)   Swaps
(including Total Return
Swaps and Interest Rate
Swaps):  Total Return and
Interest Rate Swaps are
subject to the following
provisions:
(a) If the
Trust has
an
outstandi
ng gain
from a
swap
transactio
n on a
Valuation
Date, the
gain will
be
included
as a Fitch
Eligible
Asset
subject to
the Fitch
Discount
Factor on
the
counterpa
rty to the
swap
transactio
n.  At the
time a
swap is
executed,
the Trust
will only
enter into
swap
transactio
ns where
the
counterpa
rty has at
least a
Fitch
rating of
A- or
Moody's
rating of
A3.
(b)  Only
the
cumulativ
e
unsettled
profit and
loss from
a Total
Return
Swap
transactio
n will be
calculate
d when
determini
ng the
Preferred
Shares
Basic
Maintena
nce
Amount.
If the
Trust has
an
outstandi
ng
liability
from a
swap
transactio
n on a
Valuation
Date, the
Trust will
count
such
liability
as an
outstandi
ng
liability
from the
total
Fitch
Eligible
Assets in
calculatin
g the
Preferred
Shares
Basic
Maintena
nce
Amount.
(c)  In
addition,
for swaps
other
than
Total
Return
Swaps,
the
Market
Value of
the
position
(positive
or
negative)
will be
included
as a Fitch
Eligible
Asset.
The
aggregate
notional
value of
all swaps
will not
exceed
the
Liquidati
on
Preferenc
e of the
Outstandi
ng
Preferred
Shares.
(d) (1)
The
underlyin
g
securities
subject to
a credit
default
swap sold
by the
Trust will
be
subject to
the
applicabl
e Fitch
Discount
Factor for
each
security
subject to
the swap;
(2) If the
Trust
purchases
a credit
default
swap and
holds the
underlyin
g
security,
the
Market
Value of
the credit
default
swap and
the
underlyin
g security
will be
included
as a Fitch
Eligible
Asset
subject to
the Fitch
Discount
Factor
assessed
based on
the
counterpa
rty risk;
and (3)
the Trust
will not
include a
credit
default
swap as a
Fitch
Eligible
Asset
purchase
by the
Trust
without
the Trust
holding
the
underlyin
g security
or when
the Trust
busy a
credit
default
swap for
a basket
of
securities
without
holding
all the
securities
in the
basket.
        (xiii)   Senior
Loans:  The Fitch
Discount Factor applied
to senior, secured floating
rate Loans made to
corporate and other
business entities ("Senior
Loans") shall be the
percentage specified in
the table below opposite
such Fitch Loan
Category:
Fitch Loan Category
Discount Factor
A
115%
B
130%
C
152%
D
370%

      Notwithstanding any other
provision contained above, for
purposes of determining whether a
Fitch Eligible Asset falls within a
specific Fitch Loan Category, to the
extent that any Fitch Eligible Asset
would fall within more than one of
the Fitch Loan Categories, such Fitch
Eligible Asset shall be deemed to fall
into the Fitch Loan Category with
the lowest applicable Fitch Discount
Factor.
        (xiv)   GNMAs,
FNMAs, FHLMCs, etc.,
MBS, asset-backed and
other mortgage-backed
securities:
      MBS:  U.S. Government
Agency (FNMA, FHLMC or
GNMA) conforming mortgage-
backed securities with a stated
maturity of 30 years shall have a
discount factor of 114% and
conforming mortgage-backed
securities with a stated maturity of
15 years shall have a discount factor
of 111%.
      Asset-backed and other
mortgage-backed securities:  The
percentage determined by reference
to the asset type in accordance with
the table set forth below.
      Asset Type (with time
remaining to maturity, if applicable)
		Discount Factor

      U.S. Treasury/agency
securities (10 years or less)	118%
      U.S. Treasury/agency
securities (greater than 10 years)
	127%
      U.S. agency sequentials (10
years or less)	120%
      U.S. agency sequentials
(greater than 10 years)	142%
      U.S. agency principal only
securities	236%
      U.S. agency interest only
securities (with Market Value greater
than
      40% of par)	696%
      U.S. agency interest only
securities (with Market Value less
than or equal to
      40% of par)	271%
      AAA Lock-Out securities,
interest only	236%
      U.S. agency planned
amortization class bonds (10 years or
less)	115%
      U.S. agency planned
amortization class bonds (greater
than 10 years)	136%
      AAA sequentials (10 years or
less)	118%
      AAA sequentials (greater
than 10 years)	135%
      AAA planned amortization
class bonds (10 years or less)	115%
      AAA planned amortization
class bonds (greater than 10 years)
	140%
      Jumbo mortgage rated
AAA(1)	123%
      Jumbo mortgage rated AA(1)
	130%
      Jumbo mortgage rated A(1)
	136%
      Jumbo mortgage rated
BBB(1)	159%
      Commercial mortgage-
backed securities rated AAA	131%
      Commercial mortgage-
backed securities rated AA	139%
      Commercial mortgage-
backed securities rated A	148%
      Commercial mortgage-
backed securities rated BBB	177%
      Commercial mortgage-
backed securities rated BB	283%
      Commercial mortgage-
backed securities rated B	379%
      Commercial mortgage-
backed securities rated CCC or not
rated	950%
(1) Applies to jumbo
mortgages, credit cards, auto
loans, home equity loans,
manufactured housing and
prime mortgage-backed
securities not issued by a
U.S. agency or
instrumentality.
        (xv)   Closed
End Registered
Investment Companies:
The Fitch Discount
Factor applied to Closed
End Registered
Investment Companies is
286%.
        (xvi)   Other
Securities: The Fitch
Discount Factor with
respect to securities other
than those described
above including ratable
securities not rated by
Fitch or any other
NRSRO will be the
percentage provided in
writing by Fitch.
      (kk)   "FITCH
ELIGIBLE ASSET" shall
mean the following:
        (i)   Common
stock, preferred stock,
and any debt security of
REITs and Other Real
Estate Companies.
        (ii)   Municipal
Obligations that interest
in cash, (ii) do not have
their Fitch rating, as
applicable, suspended by
Fitch, and (iii) are part of
an issue of Municipal
Obligations of at least
$10,000,000.  In
Addition, Municipal
Obligations in the Trust's
portfolio must be within
the following investment
guidelines to be Fitch
Eligible Assets.
Rating
----------
Minimum
Issue Size
($ Millions) (1)
-------------------
Maximum
Single
Underlying
Obligor Issuer
(%) (2)
------------------
Maximum
State Allowed
(%) (2)(3)
-----------------
AAA
10
100
100
AA
10
20
60
A
10
10
40
BBB
10
6
20
BB
10
4
12
B
10
3
12
CCC
10
2
12
--------------------



(1) Preferred stock has a
minimum issue size of
$50 million.
(2) The referenced percentage
represents maximum
cumulation total for the
related rating category and
each lower rating category.
(3) Territorial bonds (other than
those issued by Puerto Rico
and counted collectively) are
each limited to 10% of Fitch
Eligible Assets.  For
diversification purposes,
Puerto Rico will be treated as
a state.
For purposes of applying
the foregoing
requirements and
applying the applicable
Fitch Discount Factor, if
a Municipal Obligation is
not rated by Fitch but is
rated by Moody's and
S&P, such Municipal
Obligation (excluding
short-term Municipal
Obligations) will be
deemed to have the Fitch
rating which is the lower
of the Moody's and S&P
rating.  If a Municipal
Obligation is not rated by
Fitch but is rated by
Moody's or S&P, such
Municipal Obligation
(excluding short-term
Municipal Obligations)
will be deemed to have
such rating. Eligible
Assets shall be calculated
without including cash;
and Municipal
Obligations rated F1 by
Fitch or, if not rated by
Fitch, rated MIG-1,
VMIG-1 or P-1 by
Moody's; or, if not rated
by Moody's, rated A-
1+/AA or SP-1+/AA by
S&P shall be considered
to have a long-term rating
of A.  When the Trust
sells a Municipal
Obligation and agrees to
repurchase such
Municipal Obligation at a
future date, such
Municipal Obligation
shall be valued at its
Discounted Value for
purposes of determining
Fitch Eligible Assets, and
the amount of the
repurchase price of such
Municipal Obligation
shall be included as a
liability for purposes of
calculating the Preferred
Shares Basic
Maintenance Amount.
When the Trust purchases
a Fitch Eligible Asset and
agrees to sell it at a future
date, such Fitch Eligible
Asset shall be valued at
the amount of cash to be
received by the Trust
upon such future date,
provided that the
counterparty to the
transaction has a long-
term debt rating of at
least A by Fitch and the
transaction has a term of
no more than 30 days;
otherwise, such Fitch
Eligible Asset shall be
valued at the Discounted
Value of such Fitch
Eligible Asset.
Notwithstanding the
foregoing, an asset will
not be considered a Fitch
Eligible Asset for
purposes of determining
the Preferred Shares
Basic Maintenance
Amount to the extent it is
(i) subject to any material
lien, mortgage, pledge,
security interest or
security agreement of any
kind (collectively,
"Liens"), except for (a)
Liens which are being
contested in good faith by
appropriate proceedings
and which Fitch (if Fitch
is then rating the
Preferred Shares) has
indicated to the Trust will
not affect the status of
such asset as a Fitch
Eligible Asset, (b) Liens
for taxes that are not then
due and payable or that
can be paid thereafter
without penalty, (c) Liens
to secure payment for
services rendered or cash
advanced to the Trust by
the investment adviser,
custodian or the Auction
Agent, (d) Liens by virtue
of any repurchase
agreement, and (e) Liens
in connection with any
futures margin account;
or (ii) deposited
irrevocably for the
payment of any liabilities
for purposes of
determining the Preferred
Shares Basic
Maintenance Amount.
        (iii)   U.S.
Government Securities.
        (iv)   Debt
securities, if such
securities have been
registered under the
Securities Act or are
restricted as to resale
under federal securities
laws but are eligible for
resale pursuant to Rule
144A under the Securities
Act of 1933, as amended
from time to time, as
determined by the Trust's
investment manager or
portfolio manager acting
pursuant to procedures
approved by the Board of
Trustees of the Trust; and
such securities are issued
by (1) a U.S. corporation,
limited liability company
or limited partnership, (2)
a corporation, limited
liability company or
limited partnership
domiciled in a member of
the European Union,
Argentina, Australia,
Brazil, Chile, Japan,
Korea, and Mexico or
other country if Fitch
does not inform the Trust
that including debt
securities from such
foreign country will
adversely impact Fitch's
rating of the Preferred
Shares (the "Approved
Foreign Nations"), (3) the
government of any
Approved Foreign Nation
or any of its agencies,
instrumentalities or
political subdivisions (the
debt securities of
Approved Foreign Nation
issuers being referred to
collectively as "Foreign
Bonds"), (4) a
corporation, limited
liability company or
limited partnership
domiciled in Canada or
(5) the Canadian
government or any of its
agencies,
instrumentalities or
political subdivisions (the
debt securities of
Canadian issuers being
referred to collectively as
"Canadian Bonds").
Foreign Bonds held by
the Trust will qualify as
Fitch Eligible Assets only
up to a maximum of 20%
of the aggregate Market
Value of all assets
constituting Fitch Eligible
Assets.  Similarly,
Canadian Bonds held by
the Trust will qualify as
Fitch Eligible Assets only
up to a maximum of 20%
of the aggregate Market
Value of all assets
constituting Fitch Eligible
Assets.  Notwithstanding
the limitations in the two
preceding sentences,
Foreign Bonds and
Canadian Bonds held by
the Trust will qualify as
Fitch Eligible Assets only
up to a maximum of 30%
of the aggregate Market
Value of all assets
constituting Fitch Eligible
Assets.  All debt
securities satisfying the
foregoing requirements
and restriction of this
paragraph are herein
referred to as "Debt
Securities."
        (v)   Preferred
Stocks if (1) such
securities provide for the
periodic payment of
dividends thereon in cash
in U.S. dollars or euros
and do not provide for
conversion or exchange
into, or have warrants
attached entitling the
holder to receive equity
capital at any time over
the respective lives of
such securities, (2) the
issuer or such a preferred
stock has common stock
listed on either the New
York Stock Exchange, the
NYSE Amex or in the
over-the-counter market,
and (3) the issuer of such
a preferred stock has a
senior debt rating or
preferred stock rating
from Fitch of BBB- or
higher or the equivalent
rating by another Rating
Agency.  In addition, the
preferred stocks issue
must be at least $50
million.
        (vi)   Common
stocks (1)(a) which are
traded on the New York
Stock Exchange, the
NYSE Amex or in the
over-the-counter market,
(b) which, if cash
dividend paying, pay cash
dividends in U.S. dollars,
and (c) which may be
sold without restriction
by the Trust; provided,
however, that (i) common
stock which, while a
Fitch Eligible Asset
owned by the Trust,
ceases paying any regular
cash dividend will no
longer be considered a
Fitch Eligible Assets until
60 calendar days after the
date of the announcement
of such cessation, unless
the issuer of the common
stock has senior debt
securities rated at least A-
by Fitch and (ii) the
aggregate Market Value
of the Trust's holdings of
the common stock of any
issuer in excess of 5% per
U.S. issuer of the number
of Outstanding shares
time the Market Value of
such common stock shall
not be a Fitch's Eligible
Asset; and (2) securities
denominated in any
currency other than the
U.S. dollar and securities
of issuers formed under
the laws of jurisdictions
other than the United
States, its states and the
District of Columbia for
which there are dollar-
denominated American
Depository Receipts
("ADRs") which are
traded in the United
States on exchanges or
over-the-counter and are
issued by banks formed
under the laws of the
United States, its states or
the District of Columbia;
provided, however, that
the aggregate Market
Value of the Trust's
holdings of securities
denominated in
currencies other than the
U.S. dollar and ADRs in
excess of 3% of the
aggregate Market Value
of the Outstanding shares
of common stock of such
issuer or in excess of 10%
of the Market Value of
the Trust's Fitch Eligible
Assets with respect to
issuers formed under the
laws of any single such
non-U.S. jurisdiction
other than Approved
Foreign Nations shall not
be a Fitch Eligible Asset
        (vii)   Rule
144A Securities.
        (viii)   Warrants
on common stocks
described in (vi) above.
        (ix)   Any
common stock, preferred
stock or any debt
securities of REITs or
real estate companies.
        (x)   Interest
Rate Swaps or Interest
Rate Caps entered into
according to International
Swap Dealers Association
("ISDA") standards if (1)
the counterparty to the
swap transaction has a
short-term rating of not
less than F1 by Fitch or
the equivalent by another
Rating Agency, or, if the
swap counterparty does
not have a short-term
rating, the counterparty's
senior unsecured long-
term debt rating is AA or
higher by Fitch or the
equivalent by another
Rating Agency and (2)
the original aggregate
notional amount of the
Interest Rate Swap or
Interest Rate Cap
transaction or transactions
is not greater than the
Liquidation Preference of
the Preferred Shares
originally issued.
        (xi)   Swaps,
including Total Return
Swaps entered into
according to ISDA.
        (xii)   Financial
contracts, as such term is
defined in Section
3(c)(2)(B)(ii) of the 1940
Act, not otherwise
provided for in this
definition may be
included in Fitch Eligible
Assets, but, with respect
to any financial contract,
only upon receipt by the
Trust of a writing from
Fitch specifying any
conditions on including
such financial contract in
Fitch Eligible Assets and
assuring the Trust that
including such financial
contract in the manner so
specified would not affect
the credit rating assigned
by Fitch to the Preferred
Shares
        (xiii)   Asset-
backed and mortgage-
backed securities.
        (xiv)   Senior
loans.
        (xv)   Closed
End Registered
Investment Companies
that (1) have an equity
market capitalization
greater than $100 million
and (2) have an average
trading volume of 50,000
shares per day.
        (xvi)   Fitch
Hedging Transactions.
      Where the Trust sells an asset
and agrees to repurchase such asset
in the future, the Discounted Value
of such asset will constitute a Fitch
Eligible Asset and the amount the
Trust is required to pay upon
repurchase of such asset will count
as a liability for the purposes of the
Preferred Shares Basic Maintenance
Amount.  Where the Trust purchases
an asset and agrees to sell it to a third
party in the future, cash receivable
by the Trust thereby will constitute a
Fitch Eligible Asset if the long-term
debt of such other party is rated at
least A- by Fitch or the equivalent by
another Rating Agency and such
agreement has a term of 30 days or
less; otherwise the Discounted Value
of such purchased asset will
constitute a Fitch Eligible Asset.
      Notwithstanding the
foregoing, an asset will not be
considered a Fitch Eligible Asset to
the extent that it has been irrevocably
deposited for the payment of (i)(a)
through (i)(e) under the definition of
Preferred Shares Basic Maintenance
Amount or to the extent it is subject
to any Liens, except for (a) Liens
which are being contested in good
faith by appropriate proceedings and
which Fitch has indicated to the
Trust will not affect the status of
such asset as a Fitch Eligible Asset,
(b) Liens for taxes that are not then
due and payable or that can be paid
thereafter without penalty, (c) Liens
to secure payment for services
rendered or cash advanced to the
Trust by its investment manager or
portfolio manager, the Trust's
custodian, transfer agent or registrar
or the Auction Agent and (d) Liens
arising by virtue of any repurchase
agreement.
      Fitch diversification
limitations:  portfolio holdings as
described below must be within the
following diversification and issue
size requirements in order to be
included in Fitch's Eligible Assets:
EQUITY SECURITIES
Maximum Single Issuer (1)
Large-cap
5%
Mid-cap
5%
Small-cap
5%
(1) Percentages represent both
a portion of the aggregate
Market Value and number of
outstanding shares of the
common stock portfolio.
DEBT SECURITIES
RATED AT LEAST (1)
Maximum
Single Issuer
(2)
Maximum Single
Industry (2)(3)
Minimum Issue
Size ($ in million)
(4)
	AAA
100%
100%
$100
	AA-
20%
75%
$100
	A-
10%
50%
$100
	BBB-
6%
25%
$100
	BB-
4%
16%
$50
	B-
3%
12%
$50
	CCC
2%
8%
$50
(1) Not applicable to corporate debt
securities of REITs, Real Estate
Companies, and Lodging
Companies.
(2) Percentages represent a portion
of the aggregate Market Value of
corporate debt securities.
(3) Industries are determined
according to Fitch's Industry
Classifications, as defined herein.
(4) Preferred stock has a minimum
issue size of $50 million, and
mortgage pass through issued by
Federal Home Loan Mortgage
Corporation ("FHLMC"), the
Federal National Mortgage
Association ("FNMA") or the
Government National Mortgage
Association ("GNMA"), which has
no minimum issue size.
      If a security is not rated by
Fitch but is rated by two other Rating
Agencies, then the lower of the
ratings on the security from the two
other Rating Agencies will be used
to determine the Fitch Discount
Factor (e.g., where the S&P rating is
A and the Moody's rating is Baa, a
Fitch rating of BBB will be used).  If
a security is not rated by Fitch but is
rated by only one other Rating
Agency, then the rating on the
security from the other Rating
Agency will be used to determine the
Fitch Discount Factor (e.g., where
the only rating on a security is an
S&P rating of AAA, a Fitch rating of
AAA will be used, and where the
only rating on a security is a
Moody's rating of Ba, a Fitch rating
of BB will be used).  If a security is
either rated below CCC or not rated
by any Rating Agency, the Trust will
treat the security as if it were "CCC"
in the table above.
REIT AND OTHER REAL ESTATE COMPANY
SECURITIES
5% issuer limitation (including common, preferred, debt and other securities)

CLOSED END REGISTERED INVESTMENT COMPANY
SECURITIES
5% issuer limitation(1)
(1)  Percentage
represents a portion of
the aggregate Market
Value.
        (xvii)   Unrated
debt securities or
preferred shares issued by
an issuer which (1) has
not filed for bankruptcy
in the past three years; (2)
is current on all interest
and principal on such
debt security; (3) is
current on distributions
on such preferred shares.
        (xviii)   Interest
rate swaps or caps entered
into according to
International Swap
Dealers Association
standards if (1) the
counterparty to the swap
transaction has a short-
term rating of not less
than F-1, or, if the swap
counterparty does not
have a short-term rating,
the counterparty's senior
unsecured long-term debt
rating is AA or higher by
Fitch or the equivalent by
another NRSRO and (2)
the original aggregate
notional amount of the
interest rate swap or cap
transaction or transactions
is not greater than the
liquidation preference of
the Preferred Shares
originally issued.
        (xix)   U.S.
Treasury Securities and
U.S. Treasury Strips.
        (xx)   Short-
Term Money Market
Instruments as long as (a)
such securities are rated
at least F-1 by Fitch or
the equivalent by another
NRSRO, (b) in the case
of demand deposits, time
deposits and overnight
funds, the depository
institution or supporting
entity is rated at least A
by Fitch or the equivalent
by another NRSRO, (c)
such securities are of 2a-7
Money Market Funds, (d)
such securities are
repurchase agreements or
(e) in all other cases, the
supporting entity (1) is
rated at least A by Fitch
and the security matures
in one month or (2) is
rated at least AA by Fitch
and matures within six
months.
        (xxi)   Cash
(including, for this
purpose, interest and
dividends due on assets
rated (a) BBB or higher
by Fitch if the payment
date is within 5 Business
Days of the Valuation
Date, (b) A or higher by
Fitch if the payment is
within thirty days of the
Valuation Date (c) A+ or
higher by Fitch if the
payment date is within
the Exposure Period;
provided, however, that
such interest and
dividends may, at the
Trust's discretion, be
discounted at the same
rate as the related security
or on such other basis as
Fitch and the Trust may
agree from time to time)
and receivables for Fitch
Eligible Assets sold if the
receivable is due within
five Business Days of the
Valuation Date.
      (ll)   "FITCH
EXPOSURE PERIOD"
means the period
commencing on (and
including) a given Valuation
Date and ending 41 days
thereafter.
      (mm)   "FITCH
HEDGING
TRANSACTION" shall have
the meaning specified in
paragraph (b)(1) of Section
13 of Part I of Article X.
      (nn)   "FORWARD
COMMITMENTS" shall
have the meaning specified in
paragraph (a)(iv) of Section
M of Part I of Article X.
      (oo)   "HOLDER"
with respect to shares of a
Series, shall mean the
registered holder of such
shares as the same appears on
the record books of the Trust.
      (pp)   "HOLD
ORDER" and "HOLD
ORDERS" shall have the
respective meanings specified
in paragraph (a) of Section A
of Part II of Article X.
      (qq)   "INDEPENDE
NT ACCOUNTANT" shall
mean a nationally recognized
accountant, or firm of
accountants, that is with
respect to the Trust an
independent public
accountant or firm of
independent public
accountants under the
Securities Act of 1933, as
amended from time to time.
      (rr)   "INITIAL
RATE PERIOD" with
respect to each Series, shall
be the period from and
including the Date of
Original Issue to but
excluding the initial
Distribution Payment date for
such Series.
      (ss)   "INTEREST
EQUIVALENT" means a
yield on a 360-day basis of a
discount basis security, which
is equal to the yield on an
equivalent interest-bearing
security.
      (tt)   "LATE
CHARGE" shall have the
meaning specified in
subparagraph (e)(i)(B) of
Section B of Part I of Article
X.
      (uu)   "LIBOR
Dealers" means RBC Dain
Rauscher Inc. and such other
dealer or dealers as the Trust
may from time to time
appoint, or, in lieu of any
thereof, their respective
affiliates or successors.
      (vv)   "LIBOR Rate"
on any Auction Date, means
(i) the rate for deposits in
U.S. dollars for the
designated Distribution
Period, which appears on
display page 3750 of
Moneyline's Telerate Service
("Telerate Page 3750") (or
such other page as may
replace that page on that
service, or such other service
as may be selected by the
LIBOR Dealer or its
successors that are LIBOR
Dealers) as of 11:00 a.m.,
London time, on the day that
is the London Business Day
preceding the Auction Date
(the "LIBOR Determination
Date"), or (ii) if such rate
does not appear on Telerate
Page 3750 or such other page
as may replace such Telerate
Page 3750, (A) the LIBOR
Dealer shall determine the
arithmetic mean of the
offered quotations of the
Reference Banks to leading
banks in the London
interbank market for deposits
in U.S. dollars for the
designated Distribution
Period in an amount
determined by such LIBOR
Dealer by reference to
requests for quotations as of
approximately 11:00 a.m.
(London time) on such date
made by such LIBOR Dealer
to the Reference Banks, (B) if
at least two of the Reference
Banks provide such
quotations, LIBOR Rate shall
equal such arithmetic mean
of such quotations, (C) if
only one or none of the
Reference Banks provide
such quotations, LIBOR Rate
shall be deemed to be the
arithmetic mean of the
offered quotations that
leading banks in The City of
New York selected by the
LIBOR Dealer (after
obtaining the Trust's
approval) are quoting on the
relevant LIBOR
Determination Date for
deposits in U.S. dollars for
the designated Distribution
Period in an amount
determined by the LIBOR
Dealer (after obtaining the
Trust's approval) that is
representative of a single
transaction in such market at
such time by reference to the
principal London offices of
leading banks in the London
interbank market; provided,
however, that if one of the
LIBOR Dealers does not
quote a rate required to
determine the LIBOR Rate,
the LIBOR Rate will be
determined on the basis of
the quotation or quotations
furnished by any substitute
LIBOR Dealer or substitute
LIBOR Dealers selected by
the Trust to provide such rate
or rates not being supplied by
the LIBOR Dealer; provided
further, that if the LIBOR
Dealer and substitute LIBOR
Dealers are required but
unable to determine a rate in
accordance with at least one
of the procedures provided
above, LIBOR Rate shall be
LIBOR Rate as determined
on the previous Auction
Date.  If the number of
Distribution Period days shall
be (i) 7 or more but fewer
than 21 days, such rate shall
be the seven-day LIBOR rate;
(ii) more than 21 but fewer
than 49 days, such rate shall
be the one-month LIBOR
rate; (iii) 49 or more but
fewer than 77 days, such rate
shall be the two-month
LIBOR rate; (iv) 77 or more
but fewer than 112 days, such
rate shall be the three-month
LIBOR rate; (v) 112 or more
but fewer than 140 days, such
rate shall be the four-month
LIBOR rate; (vi) 140 or more
but fewer that 168 days, such
rate shall be the five-month
LIBOR rate; (vii) 168 or
more but fewer 189 days,
such rate shall be the six-
month LIBOR rate; (viii) 189
or more but fewer than 217
days, such rate shall be the
seven-month LIBOR rate;
(ix) 217 or more but fewer
than 252 days, such rate shall
be the eight-month LIBOR
rate; (x) 252 or more but
fewer than 287 days, such
rate shall be the nine-month
LIBOR rate; (xi) 287 or more
but fewer than 315 days, such
rate shall be the ten-month
LIBOR rate; (xii) 315 or
more but fewer than 343
days, such rate shall be the
eleven-month LIBOR rate;
and (xiii) 343 or more but
fewer than 365 days, such
rate shall be the twelve-
month LIBOR rate.
      (ww)   "LIQUIDATI
ON PREFERENCE" with
respect to a given number of
Preferred Shares, means
$25,000 times that number.
      (xx)   "LONDON
BUSINESS DAY" means
any day on which
commercial banks are
generally open for business in
London.
      (yy)   "MARKET
VALUE" of any asset of the
Trust shall mean the market
value thereof determined in
accordance with the pricing
procedures of the Trust.
      (zz)   "MAXIMUM
RATE" shall mean, with
respect to Preferred Shares
for any Distribution Period,
the greater of (A) the
Applicable Percentage of the
Reference Rate or (B) the
Applicable Spread plus the
Reference Rate on the
Auction Date.  The Auction
Agent will round each
applicable Maximum Rate to
the nearest one-thousandth
(0.001) of one percent per
annum, with any such
number ending in five ten-
thousandths of one percent
being rounded upwards to the
nearest one-thousandth
(0.001) of one percent.
Generally, the applicable
distribution rate for any
Distribution Period for the
Preferred Shares will not be
more than the Maximum Rate
attributable to such shares.
The Maximum Rate for the
Preferred Shares will depend
on the credit rating assigned
to such shares and on the
length of the Distribution
Period.
      (aaa)   "MINIMUM
RATE PERIOD" shall mean
any Rate Period consisting of
7 Rate Period Days for the
Preferred Shares.
      (bbb)   "MOODY'S"
shall mean Moody's
Investors Service, Inc., a
Delaware corporation, and its
successors.
      (ccc)   "MOODY'S
DISCOUNT FACTOR" shall
mean, for purposes of
determining the Discounted
Value of any Moody's
Eligible Asset, the percentage
determined as follows. The
Moody's Discount Factor for
any Moody's Eligible Asset
other than the securities set
forth below will be the
percentage provided in
writing by Moody's.
        (i)   Corporate
debt securities:  The
percentage determined by
reference to the rating on
such asset with reference
to the remaining term to
maturity of such asset, in
accordance with the table
set forth below (non
convertibles).

Moody's Rating Category
Term to Maturity of
Corporate Debt Security (2)

Aaa

Aa

A

Baa

Ba

B

Unrated(1)
1 year or less.................................... .
109%
112%
115%
118%
137%
 150%
 250%
2 years or less (but longer than 1
year) .
115
118
122
125
146
 160
 250
3 years or less (but longer than 2
years)............................................... .
120
123
127
131
153
 168
 250
4 years or less (but longer than 3
years)............................................... .
126
129
133
138
161
 176
 250
5 years or less (but longer than 4
years)............................................... .
132
135
139
144
168
 185
 250
7 years or less (but longer than 5
years)............................................... .
139
143
147
152
179
 197
 250
10 years or less (but longer than 7
years)............................................... .
145
150
155
160
189
 208
 250
15 years or less (but longer than 10
years)............................................... .
150
155
160
165
196
 216
 250
20 years or less (but longer than 15
years)............................................... .
150
155
160
165
196
 228
 250
30 years or less (but longer than 20
years)............................................... .
150
155
160
165
196
 229
 250
Greater than 30 years....................... .
165
173
181
189
205
 240
 250









      (1)	Unless conclusions
regarding liquidity risk as well as
estimates of both the probability and
severity of default for the Trust's
assets can be derived from other
sources, securities rated below B by
Moody's and unrated securities
covered by this section (i), which are
securities rated by neither Moody's,
S&P nor Fitch, are limited to 10% of
Moody's Eligible Assets. If a
corporate debt security is unrated by
Moody's, S&P or Fitch, the Fund
will use the percentage set forth
under "Unrated" in this table.
Ratings assigned by S&P or Fitch are
generally accepted by Moody's at
face value. However, adjustments to
face value may be made to particular
categories of credits for which the
S&P and/or Fitch rating does not
seem to approximate a Moody's
rating equivalent. Split rated
securities assigned by S&P and Fitch
will be accepted at the lower of the
two ratings.
      (2)	The Moody's
Discount Factors for debt securities
shall also be applied to any
derivative transaction, in which case
the rating of the counterparty shall
determine the appropriate rating
category.
For corporate debt securities that do
not pay interest in U.S. dollars, the
fund sponsor will use the applicable
currency conversion rates.
Preferred stock:  The Moody's
Discount Factor for taxable preferred
stock shall be (1)(2):
Aaa
150%
Aa
155%
A
160%
Baa
165%
Ba
196%
B
216%
<B or Not Rated
250%
Middle Market Bank Non-
cumulative perpetual
preferreds
476%
Investment Grade DRD
165%
Non-Investment Grade
DRD Preferred Stock
216%
(1)	Rule 144A securities'
Discount Factor will be increased by
an additional 20%.
(2)	For non-cumulative preferred
stock, the Discount Factor should be
amplified by 110%.
Common stock
Common Stocks (1)
	Large-Cap	Mid-Cap
	Small-Cap
Discount Factor
	200%		205%
	220%
(1)Market cap for Large-cap stocks
are $10 billion and up, Mid-cap
stocks range between $2 billion and
$10 billion, and Small-cap stocks are
$2 billion and below.
Convertible securities: (including
convertible preferred)
Delta
Investment
Grade
Non-
Investment
Grade
Unrated
..00 - .40
Use Corporate Debt Securities Table
250%
..41 - .80
192%
226%
250%
..81 - 1.00
195%
229%
250%

Equity- the convertibles is this group
would have a delta that ranges
between 1-.81.  For investment grade
bonds the discount factor would be
195% and for below investment
grade securities the discount factor
would be 229%.
Total Return- the convertibles in this
group would have a delta that ranges
between .8-.41.  For investment
grade bonds the discount factor
would be 192% and for below
investment grade securities the
discount factor would be 226%.
Yield Alternative- the convertibles in
this group would have a delta that
ranges between .4-0.  For this
category the discount factors used
are based on Moody's rating for
corporate debt securities table.
Any unrated convertible bonds
would receive a discount factor of
250%.
Upon conversion to common stock,
the discount Factors applicable to
common stock will apply.
        (ii)   Common
Shares and Preferred
Shares of REITs and
Other Real Estate
Companies:
DISCOUNT FACTOR (1)(2)(3)
Common Shares of REITs
154%
Preferred Shares of REITs

	with Senior Implied or Unsecured
	Moody's (or Fitch) rating:
154%
	without Senior Implied or Unsecured
	Moody's (or Fitch) rating:
208%

DISCOUNT FACTOR (1)(2)(3)
Preferred Shares of Other Real Estate
Companies

	with Senior Implied or Unsecured
	Moody's (or Fitch) rating:
208%
	without Senior Implied or Unsecured
	Moody's (or Fitch) rating:
250%

(1) A Discount Factor of 250%
will be applied to those assets
in a single Moody's Real
Estate Industry/Property
Sector Classification that
exceed 30% of Moody's
Eligible Assets but are not
greater than 35% of Moody's
Eligible Assets.

(2) A Discount Factor of 250%
will be applied if dividends on
such securities have not been
paid consistently (either
quarterly or annually) over the
previous three years, or for
such shorter time period that
such securities have been
outstanding.

(3) A Discount Factor of 250%
will be applied if the market
capitalization (including
common shares and preferred
shares) of an issuer is below
$500 million.

        (iii)   Debt
Securities of REITs and
Other Real Estate
Companies (1):
MATURITY IN YEARS
Aaa
Aa
A
Baa
Ba
B
Unrated(2)
1 or less
109%
112%
115%
118%
137%
150%
250%
2 or less (but longer than 1)
115%
118%
122%
125%
146%
160%
250%
3 or less (but longer than 2)
120%
123%
127%
131%
153%
168%
250%
4 or less (but longer than 3)
126%
129%
133%
138%
161%
176%
250%
5 or less (but longer than 4)
132%
135%
139%
144%
168%
185%
250%
7 or less (but longer than 5)
139%
143%
147%
152%
179%
197%
250%
10 or less (but longer than 7)
145%
150%
155%
160%
189%
208%
250%
15 or less (but longer than 10)
150%
155%
160%
165%
196%
216%
250%
20 or less (but longer than 15)
150%
155%
160%
165%
196%
228%
250%
30 or less (but longer than 20)
150%
155%
160%
165%
196%
229%
250%
Greater than 30
165%
173%
181%
189%
205%
240%
250%

 (1) The Moody's Discount
Factors for debt securities shall
also be applied to any interest
rate swap or cap, in which case
the rating of the counterparty
shall determine the appropriate
rating category.

(2) Unless conclusions
regarding liquidity risk as well
as estimates of both the
probability and severity of
default for the Trust's assets
can be derived from other
sources, securities rated below
B by Moody's and unrated
securities, which are securities
rated by neither Moody's,
S&P nor Fitch, are limited to
10% of Moody's Eligible
Assets.  If a corporate,
municipal or other debt
security is unrated by
Moody's, S&P or Fitch, the
Trust will use the percentage
set forth under "Unrated" in
this table.  Ratings assigned by
S&P or Fitch are generally
accepted by Moody's at face
value.  However, adjustments
to face value may be made to
particular categories of credits
for which the S&P and/or
Fitch rating does not seem to
approximate a Moody's rating
equivalent.  Split rated
securities assigned by S&P
and Fitch will be accepted at
the lower of the two ratings.

        (iv)   U.S.
Treasury Securities and
U.S. Treasury Strips:
REMAINING TERM TO MATURITY
FACTOR
U.S. TREASURY
SECURITIES
DISCOUNT
FACTOR
U.S. TREASURY
STRIPS DISCOUNT
1 year or less
107%
107%
2 years or less (but longer than 1 year)
113%
115%
3 years or less (but longer than 2 years)
118%
121%
4 years or less (but longer than 3 years)
123%
128%
5 years or less (but longer than 4 years)
128%
135%
7 years or less (but longer than 5 years)
135%
147%
10 years or less (but longer than 7 years)
141%
163%
15 years or less (but longer than 10 years)
146%
191%
20 years or less (but longer than 15 years)
154%
218%
30 years or less (but longer than 20 years)
154%
244%

        (v)   Short-term
instruments:  The
Moody's Discount Factor
applied to short-term
portfolio securities,
including without
limitation corporate debt
securities, Short Term
Money Market
Instruments and
municipal debt
obligations, will be (A)
100%, so long as such
portfolio securities
mature or have a demand
feature at par exercisable
within 49 days of the
relevant valuation date;
(B) 115%, so long as such
portfolio securities do not
mature within the
Moody's Exposure Period
or have a demand feature
at par not exercisable
within 49 days of the
relevant valuation date;
and (C) 125%, if such
securities are not rated by
Moody's, so long as such
portfolio securities are
rated at least A-1+/AA or
SP-1+/AA by S&P and
mature or have a demand
feature at par exercisable
within 49 days of the
relevant valuation date.
The Moody's Discount
Factor applied to 2a-7
Money Market Funds will
be 110%.  A Moody's
Discount Factor of 100%
will be applied to cash.
        (vi)   Closed
End Registered
Investment Companies:
The Moody's Discount
Factor applied to Closed
End Registered
Investment Companies
are as follows:

Type of Closed End Registered Investment Company

Discount Factor
Domestic Equity Fund
275%
Covered Call Fund
285%
Real Estate Fund
355%
Taxable Bond Fund
290%

      (ddd)   "MOODY'S
ELIGIBLE ASSETS" shall
mean the following:
        (i)   Corporate
debt securities if (A) such
securities are rated B3 or
higher by Moody's; (B)
such securities provide
for the periodic payment
of interest in cash in U.S.
dollars or euros, except
that such securities that
do not pay interest in U.S.
dollars or euros shall be
considered Moody's
Eligible Assets if they are
rated by Moody's or S&P
or Fitch; (C) for debt
securities rated Ba1 and
below, no more than 10%
of the original amount of
such issue may constitute
Moody's Eligible Assets;
(D) such securities have
been registered under the
Securities Act or are
restricted as to resale
under federal securities
laws but are eligible for
resale pursuant to Rule
144A under the Securities
Act as determined by the
Fund's investment
manager or portfolio
manager acting pursuant
to procedures approved
by the Board of Trustees,
except that such securities
that are not subject to
U.S. federal securities
laws shall be considered
Moody's Eligible Assets
if they are publicly
traded; and (E) such
securities are not subject
to extended settlement.
   Notwithstanding the
foregoing limitations, (x)
corporate debt securities not
rated at least B3 by Moody's
or not rated by Moody's shall
be considered to be Moody's
Eligible Assets only to the
extent the Market Value of
such corporate debt securities
does not exceed 10% of the
aggregate Market Value of all
Moody's Eligible Assets;
provided, however, that if the
Market Value of such
corporate debt securities
exceeds 10% of the aggregate
Market Value of all Moody's
Eligible Assets, a portion of
such corporate debt securities
(selected by the Trust) shall
not be considered Moody's
Eligible Assets, so that the
Market Value of such
corporate debt securities
(excluding such portion) does
not exceed 10% of the
aggregate Market Value of all
Moody's Eligible Assets; and
(y) corporate debt securities
rated by neither Moody's nor
S&P nor Fitch shall be
considered to be Moody's
Eligible Assets only to the
extent such securities are
issued by entities which (i)
have not filed for bankruptcy
within the past three years,
(ii) are current on all
principal and interest in their
fixed income obligations, (iii)
are current on all preferred
stock dividends, and
(iv) possess a current,
unqualified auditor's report
without qualified,
explanatory language.
        (ii)   Preferred
stocks if (A) dividends on
such preferred stock are
cumulative, (B) such
securities provide for the
periodic payment of
dividends thereon in cash
in U.S. dollars or euros
and do not provide for
conversion or exchange
into, or have warrants
attached entitling the
holder to receive, equity
capital at any time over
the respective lives of
such securities, (C) the
issuer of such a preferred
stock has common stock
listed on either the New
York Stock Exchange or
the American Stock
Exchange, or NASDAQ
and (D) such preferred
stock has paid consistent
cash dividends in U.S.
dollars or euros over the
last three years or has a
minimum rating of A1 (if
the issuer of such
preferred stock has other
preferred issues
outstanding that have
been paying dividends
consistently for the last
three years, then a
preferred stock without
such a dividend history
would also be eligible).
In addition, the preferred
stocks must have the
following diversification
requirements:  (X) the
preferred stock issue must
be greater than $50
million and (Y) the
maximum holding of
preferred stock of each
issue is $5 million.  In
addition, preferred stocks
issued by transportation
companies will not be
considered Moody's
Eligible Assets;
        (iii)   Common
stocks (i) which (A) are
traded on a nationally
recognized stock
exchange or in the over-
the-counter market, (B) if
cash dividend paying, pay
cash dividends in US
dollars and (C) may be
sold without restriction
by the Corporation;
provided, however,
that (y) common stock
which, while a Moody's
Eligible Asset owned by
the Corporation, ceases
paying any regular cash
dividend will no longer
be considered a
Moody's Eligible Asset
until 71 days after the
date of the
announcement of such
cessation, unless the
issuer of the common
stock has senior debt
securities rated at least
A3 by Moody's and (z)
the aggregate Market
Value of the
Corporation's holdings of
the common stock of any
issuer in excess of 4% in
the case of utility
common stock and 6% in
the case of non-utility
common stock of the
aggregate Market Value
of the Corporation's
holdings shall not be
Moody's Eligible Assets,
(ii) which are securities
denominated in any
currency other than the
US dollar or securities
of issuers formed under
the laws of jurisdictions
other than the United
States, its states and the
District of Columbia for
which there are dollar-
denominated American
Depository Receipts
("ADRs") or their
equivalents which are
traded in the United
States on exchanges or
over-the-counter and are
issued by banks formed
under the laws of the
United States, its states or
the District of Columbia
or (iii) which are
securities of issuers
formed under the laws of
jurisdictions other than
the United States (and in
existence for at least five
years) for which no
ADRs are traded;
provided, however, that
the aggregate Market
Value of the
Corporation's holdings of
securities denominated in
currencies other than the
US dollar and ADRs in
excess of (A) 6% of the
aggregate Market Value
of the Outstanding shares
of common stock of such
issuer thereof or (B) 10%
of the Market Value of
the Corporation's
Moody's Eligible Assets
with respect to issuers
formed under the laws of
any single such non-U.S.
jurisdiction other than
Australia, Belgium,
Canada, Denmark,
Finland, France,
Germany, Ireland, Italy,
Japan, the Netherlands,
New Zealand, Norway,
Spain, Sweden,
Switzerland and the
United Kingdom, shall
not be a Moody's Eligible
Asset.
        (iv)   Common
shares, preferred shares
and any debt security of
REITs and Real Estate
Companies.
      (a)   Common
shares of REITs and
preferred shares and
any debt security of
REITs and Other
Real Estate
Companies: (A)
which comprise at
least 7 of the 14
Moody's Real Estate
Industry/Property
Sector
Classifications
("Moody's Sector
Classifications")
listed below and of
which no more than
35% may constitute
a single such
classification; (B)
which in the
aggregate constitute
at least 40 separate
classes of common
shares, preferred
shares, and debt
securities, issued by
at least 30 issuers;
(C) issued by a
single issuer which
in the aggregate
constitute no more
than 7.0% of the
Market Value of
Moody's Eligible
Assets, (D) issued by
a single issuer which,
with respect to 50%
of the Market Value
of Moody's Eligible
Assets, constitute in
the aggregate no
more than 5% of
Market Value of
Moody's Eligible
Assets; and
      (b)   Unrated
debt securities or
preferred securities
issued by an issuer
which: (A) has not
filed for bankruptcy
within the past three
years; (B) is current
on all principal and
interest on such debt
security; (C) is
current on such
preferred security
distributions; (D)
possesses a current,
unqualified auditor's
report without
qualified,
explanatory language
and (E) in the
aggregate, do not
exceed 10% of the
discounted Moody's
Eligible Assets;
        (v)   Interest rate
swaps or caps entered
into according to
International Swap
Dealers Association
("ISDA") standards if (a)
the counterparty to the
swap transaction has a
short-term rating of not
less than P-1 or, if the
counterparty does not
have a short-term rating,
the counterparty's senior
unsecured long-term debt
rating is A3 or higher and
(b) the original aggregate
notional amount of the
interest rate swap or cap
transaction or transactions
is not to be greater than
the liquidation preference
of the Preferred Shares
originally issued.  The
interest rate swap or cap
transaction will be
marked-to-market daily;
        (vi)   U.S.
Treasury Securities and
Treasury Strips;
        (vii)   Short-
Term Money Market
Instruments so long as
(A) such securities are
rated at least P-1, (B) in
the case of demand
deposits, time deposits
and overnight funds, the
depository institution is
rated at least A2, (C) such
securities are of 2a-7
Money Market Funds,
(D) such securities are
repurchase agreements, or
(E) in all other cases, the
supporting entity (1) is
rated A2 and the security
matures within one
month, (2) is rated A1
and the security matures
within three months or (3)
is rated at least Aa3 and
the security matures
within six months;
provided, however, that
for purposes of this
definition, such
instruments (other than
commercial paper rated
by Fitch and not rated by
Moody's) need not meet
any otherwise applicable
Moody's rating criteria;
and
        (viii)   Cash
(including, for this
purpose, interest and
dividends due on assets
rated (A) Baa3 or higher
by Moody's if the
payment date is within
five Business Days of the
Valuation Date, (B) A2 or
higher if the payment date
is within thirty days of
the Valuation Date, and
(C) A1 or higher if the
payment date is within 49
days of the relevant
valuation date; provided,
however, that such
interest and dividends
may, at the Trust's
discretion, be discounted
at the same rate as the
related security or on
such other basis as
Moody's and the Trust
may agree from time to
time) and receivables for
Moody's Eligible Assets
sold if the receivable is
due within five Business
Days of the Valuation
Date.
        (ix)   Closed
End Registered
Investment Companies.
		Additionally, in order
to merit consideration as an eligible
asset, securities should be issued by
entities which:
*	Have not filed for
bankruptcy within
the past year
*	Are current on all
principal and
interest in their
fixed income
obligations
*	Are current on all
preferred stock
dividends
*	Possess a current,
unqualified
auditor's report
without qualified,
explanatory
language.
      In addition, portfolio
holdings as described below must be
within the following diversification
and issue size requirements in order
to be included in Moody's Eligible
Assets:

Ratings (1)
Maximum Single
Issuer (2)(3)
Maximum Single
Industry (3)(4)
Minimum Issue Size
($ in million) (5)
Aaa
              100 %
              100 %
                     $100
Aa
                 20
                 60
                       100
A
                 10
                 40
                       100
Baa
                   6
                 20
                       100
Ba
                   4
                 12
                         506
B1-B2
                   3
                   8
                         50 6
B3 or below
                   2
                   5
                         506

(1) Refers to the preferred
stock and senior debt rating
of the portfolio holding.
(2) Companies subject to
common ownership of 25%
or more are considered as
one issuer.

(3) Percentages represent a
portion of the aggregate
Market Value of corporate
debt securities.

(4) Industries are determined
according to Moody's
Industry Classifications, as
defined herein.

(5) Except for preferred
stock, which has a minimum
issue size of $50 million.

       (6) Portfolio holdings from
issues ranging from $50 million to
$100 million are limited to 20% of
the Fund's total assets.
      Equity Securities:

Industry Category
Maximum Single
Issuer  (%) (1)
Maximum Single
Industry (%) (1)
Minimum Single
State (%) (1)
Utility
4
50
    7 (2)
Industrial
4
45
7
Financial
5
N/A
6
Other
6
20
N/A

      (eee)   "MOODY'S
HEDGING
TRANSACTION" shall have
the meaning specified in
paragraph (a)(i) of Section 13
of Part I of Article X.
      (fff)   "MOODY'S
INDUSTRY
CLASSIFICATION" means,
for the purposes of
determining Moody's
Eligible Assets, each of the
following industry
classifications (or such other
classifications as Moody's
may from time to time
approve for application to the
Preferred Shares):
        (i)   Aerospace
and Defense: Major
Contractor, Subsystems,
Research, Aircraft
Manufacturing, Arms,
and Ammunition;
        (ii)   Automobile
: Automobile Equipment,
Auto-Manufacturing,
Auto Parts
Manufacturing, Personal
Use Trailers, Motor
Homes, Dealers;
        (iii)   Banking:
Bank Holding, Savings
and Loans, Consumer
Credit, Small Loan,
Agency, Factoring,
Receivables;
        (iv)   Beverage,
Food and Tobacco: Beer
and Ale, Distillers, Wines
and Liquors, Distributors,
Soft Drink Syrup,
Bottlers, Bakery, Mill
Sugar, Canned Foods,
Corn Refiners, Dairy
Products, Meat Products,
Poultry Products, Snacks,
Packaged Foods, Candy,
Gum, Seafood, Frozen
Food, Cigarettes, Cigars,
Leaf/Snuff, Vegetable
Oil;
        (v)   Buildings
and Real Estate: Brick,
Cement, Climate
Controls, Contracting,
Engineering,
Construction, Hardware,
Forest Products (building-
related only), Plumbing,
Roofing, Wallboard, Real
Estate, Real Estate
Development, REITs,
Land Development;
        (vi)   Chemicals,
Plastics and Rubber:
Chemicals (non-
agricultural), Industrial
Gases, Sulfur, Plastics,
Plastic Products,
Abrasives, Coatings,
Paints, Varnish,
Fabricating;
        (vii)   Container
s, Packaging and Glass:
Glass, Fiberglass,
Containers made of:
Glass, Metal, Paper,
Plastic, Wood or
Fiberglass;
        (viii)   Personal
and Non-Durable
Consumer Products
(Manufacturing Only):
Soaps, Perfumes,
Cosmetics, Toiletries,
Cleaning Supplies,
School Supplies;
        (ix)   Diversified
/Conglomerate
Manufacturing;
        (x)   Diversified/
Conglomerate Service;
        (xi)   Diversified
Natural Resources,
Precious Metals and
Minerals: Fabricating,
Distribution;
        (xii)   Ecological
: Pollution Control, Waste
Removal, Waste
Treatment and Waste
Disposal;
        (xiii)   Electroni
cs: Computer Hardware,
Electric Equipment,
Components, Controllers,
Motors, Household
Appliances, Information
Service Communicating
Systems, Radios, TVs,
Tape Machines, Speakers,
Printers, Drivers,
Technology;
        (xiv)   Finance:
Investment Brokerage,
Leasing, Syndication,
Securities;
        (xv)   Farming
and Agriculture:
Livestock, Grains,
Produce, Agriculture
Chemicals, Agricultural
Equipment, Fertilizers;
        (xvi)   Grocery:
Grocery Stores,
Convenience Food
Stores;
        (xvii)   Healthca
re, Education and
Childcare: Ethical Drugs,
Proprietary Drugs,
Research, Health Care
Centers, Nursing Homes,
HMOs, Hospitals,
Hospital Supplies,
Medical Equipment;
        (xviii)   Home
and Office Furnishings,
House wares, and
Durable Consumer
Products: Carpets, Floor
Coverings, Furniture,
Cooking, Ranges;
        (xix)   Hotels,
Motels, Inns and Gaming;
        (xx)   Insurance:
Life, Property and
Casualty, Broker, Agent,
Surety;
        (xxi)   Leisure,
Amusement, Motion
Pictures, Entertainment:
Boating, Bowling,
Billiards, Musical
Instruments, Fishing,
Photo Equipment,
Records, Tapes, Sports,
Outdoor Equipment
(Camping), Tourism,
Resorts, Games, Toy
Manufacturing, Motion
Picture Production
Theaters, Motion Picture
Distribution;
        (xxii)   Machine
ry (Non-Agricultural,
Non-Construction, Non-
Electronic): Industrial,
Machine Tools, and
Steam Generators;
        (xxiii)   Mining,
Steel, Iron and Non-
Precious Metals: Coal,
Copper, Lead, Uranium,
Zinc, Aluminum,
Stainless Steel, Integrated
Steel, Ore Production,
Refractories, Steel Mill
Machinery, Mini-Mills,
Fabricating, Distribution
and Sales of the
foregoing;
        (xxiv)   Oil and
Gas: Crude Producer,
Retailer, Well Supply,
Service and Drilling;
        (xxv)   Printing,
Publishing, and
Broadcasting: Graphic
Arts, Paper, Paper
Products, Business
Forms, Magazines,
Books, Periodicals,
Newspapers, Textbooks,
Radio, T.V., Cable
Broadcasting Equipment;
        (xxvi)   Cargo
Transport: Rail, Shipping,
Railroads, Rail-car
Builders, Ship Builders,
Containers, Container
Builders, Parts, Overnight
Mail, Trucking, Truck
Manufacturing, Trailer
Manufacturing, Air
Cargo, Transport;
        (xxvii)   Retail
Stores: Apparel, Toy,
Variety, Drugs,
Department, Mail Order
Catalog, Showroom;
        (xxviii)   Teleco
mmunications: Local,
Long Distance,
Independent, Telephone,
Telegraph, Satellite,
Equipment, Research,
Cellular;
        (xxix)   Textiles
and Leather: Producer,
Synthetic Fiber, Apparel
Manufacturer, Leather
Shoes;
        (xxx)   Personal
Transportation: Air, Bus,
Rail, Car Rental;
        (xxxi)   Utilities:
Electric, Water, Hydro
Power, Gas; and
        (xxxii)   Diversif
ied Sovereigns: Semi-
sovereigns, Canadian
Provinces, Supra-national
Agencies.
      (ggg)   "MOODY'S
REAL ESTATE
INDUSTRY/PROPERTY
SECTOR
CLASSIFICATION" means,
for the purposes of
determining Moody's
Eligible Assets, each of the
following Industry
Classifications (as defined by
the National Association of
Real Estate Investment
Trusts, "NAREIT"):
1.	Office
2.	Industri
al
3.	Mixed
4.	Shoppin
g
Centers
5.	Regiona
l Malls
6.	Free
Standin
g
7.	Apartm
ents
8.	Manufa
ctured
Homes
9.	Diversif
ied
10.	Lodgin
g/Resor
ts
11.	Health
Care
12.	Home
Financi
ng
13.	Comme
rcial
Financi
ng
14.	Self
Storage
The Trust will
use its
discretion in
determining
which
NAREIT
Industry
Classification
is applicable
to a particular
investment in
consultation
with the
independent
auditor and/or
Moody's, as
necessary.

      (hhh)   "1940 ACT"
shall mean the Investment
Company Act of 1940, as
amended from time to time.
      (iii)   "1940 ACT
CURE DATE," with respect
to the failure by the Trust to
maintain the 1940 Act
Preferred Shares Asset
Coverage (as required by
Section F of Part I of Article
X) as of the last Business
Day of each month, shall
mean the last Business Day
of the following month.
      (jjj)   "1940 ACT
PREFERRED SHARES
ASSET COVERAGE" shall
mean asset coverage, as
defined in Section 18(h) of
the 1940 Act, of at least
200% with respect to all
outstanding senior securities
of the Trust which are shares,
including all outstanding
Preferred Shares (or such
other asset coverage as may
in the future be specified in
or under the 1940 Act as the
minimum asset coverage for
senior securities which are
shares or stock of a closed-
end investment company as a
condition of declaring
dividends on its common
shares or stock).
      (kkk)   "NOTICE OF
REDEMPTION" shall mean
any notice with respect to the
redemption of Preferred
Shares pursuant to paragraph
(c) of Section K of Part I of
Article X.
      (lll)   "NOTICE OF
SPECIAL RATE PERIOD"
shall mean any notice with
respect to a Special Rate
Period of shares of a Series
pursuant to subparagraph
(d)(i) of Section D of Part I
of Article X.
      (mmm)   "ORDER"
and "ORDERS" shall have
the respective meanings
specified in paragraph (a) of
Section A of Part II of Article
X.
      (nnn)   "OTHER
REAL ESTATE
COMPANIES" shall mean
companies that generally
derive at least 50% of their
revenue from real estate or
have at least 50% of their
assets in real estate, but not
including REITs.
      (ooo)   "OUTSTAND
ING" shall mean, as of any
Auction Date with respect to
shares of a Series, the number
of shares theretofore issued
by the Trust except, without
duplication, (i) any shares of
such Series theretofore
cancelled or delivered to the
Auction Agent for
cancellation or redeemed by
the Trust, (ii) any shares of
such Series as to which the
Trust or any Affiliate thereof
shall be an Existing Holder
and (iii) any shares of such
Series represented by any
certificate in lieu of which a
new certificate has been
executed and delivered by the
Trust.
      (ppp)   "PERSON"
shall mean and include an
individual, a partnership, a
corporation, a trust, an
unincorporated association, a
joint venture or other entity
or a government or any
agency or political
subdivision thereof.
      (qqq)   "POTENTIAL
BENEFICIAL OWNER,"
with respect to shares of a
Series, shall mean a customer
(including broker dealers
which are not Broker
Dealers) of a Broker-Dealer
that is not a Beneficial Owner
of shares of such Series but
that wishes to purchase
shares of such Series, or that
is a Beneficial Owner of
shares of such Series that
wishes to purchase additional
shares of such Series.
      (rrr)   "POTENTIAL
HOLDER," with respect to
Preferred Shares, shall mean
a Broker-Dealer (or any such
other person as may be
permitted by the Trust) that is
not an Existing Holder of
Preferred Shares or that is an
Existing Holder of Preferred
Shares that wishes to become
the Existing Holder of
additional Preferred Shares.
      (sss)   "PREFERRED
SHARES" shall have the
meaning set forth in the third
paragraph of Article X.
      (ttt)   "PREFERRED
SHARES BASIC
MAINTENANCE
AMOUNT" as of any
Valuation Date, shall mean
the dollar amount equal to the
sum of (i)(A) the product of
the number of Preferred
Shares outstanding on such
date (including Preferred
Shares held by an Affiliate of
the Trust but not Preferred
Shares held by the Trust)
multiplied by $25,000 (plus
the product of the number of
shares of any other series of
preferred shares outstanding
on such date multiplied by
the liquidation preference of
such shares) plus any
redemption premium
applicable to Preferred
Shares (or other preferred
shares) then subject to
redemption; (B) the
aggregate amount of
distributions that will have
accumulated at the respective
Applicable Rates (whether or
not earned or declared) to
(but not including) the first
respective Distribution
Payment Dates for the
Preferred Shares outstanding
that follows such Valuation
Date; (C) the aggregate
amount of distributions that
would accumulate on
Preferred Shares outstanding
from such first Distribution
Payment Dates therefor
referenced in (B) of this
paragraph through the 45th
day after such Valuation Date
at the respective Applicable
Rates referenced in (B) of
this paragraph; (D) the
amount of anticipated non-
interest expenses of the Trust
for the 90 days subsequent to
such Valuation Date; (E) the
amount of the current
outstanding balances of any
indebtedness or obligations
of the Trust senior in right of
payment to the Preferred
Shares plus distributions
accrued together with 30 days
additional distributions on the
current outstanding balances
calculated at the current rate;
and (F) any other current
liabilities payable during the
30 days subsequent to such
Valuation Date, including,
without limitation,
indebtedness due within one
year and any redemption
premium due with respect to
the Preferred Shares for
which a Notice of
Redemption has been sent, as
of such Valuation Date, to the
extent not reflected in any of
(i)(A) through (i)(E)
(including, without
limitation, any liabilities
incurred for the purpose of
clearing securities
transactions) less (ii) the sum
of any cash plus the value of
any of the Trust's assets
irrevocably deposited by the
Trust for the payment of any
of (i)(A) through (i)(F)
("value," for purposes of this
clause (ii), means the
Discounted Value of the
security, except that if the
security matures prior to the
relevant redemption payment
date and is either fully
guaranteed by the U.S.
Government or is rated at
least P-1 by Moody's, it will
be valued at its face value).
      (uuu)   "PREFERRE
D SHARES BASIC
MAINTENANCE CURE
DATE," with respect to the
failure by the Trust to satisfy
the Preferred Shares Basic
Maintenance Amount (as
required by paragraph (a) of
Section G of Part I of Article
X) as of a given Valuation
Date, shall mean the seventh
Business Day following such
Valuation Date.
      (vvv)   "PREFERRE
D SHARES BASIC
MAINTENANCE REPORT"
shall mean a report signed by
the President, Treasurer,
Assistant Treasurer,
Controller, Assistant
Controller or any Senior Vice
President or Vice President of
the Trust which sets forth, as
of the related Valuation Date,
the assets of the Trust, the
Market Value and the
Discounted Value thereof
(seriatim and in aggregate),
and the Preferred Shares
Basic Maintenance Amount.
      (www)   "PRICING
SERVICE" shall mean any
pricing service designated
from time to time in
accordance with the Trust's
pricing procedures.
      (xxx)   "QUARTERL
Y VALUATION DATE"
shall mean the last Business
Day of each March, June,
September and December of
each year, commencing on
March 31, 2004.
      (yyy)   "RATE
PERIOD," with respect to
shares of a Series, shall mean
the Initial Rate Period and
any Subsequent Rate Period,
including any Special Rate
Period.
      (zzz)   "RATE
PERIOD DAYS," for any
Rate Period or Distribution
Period, means the number of
days that would constitute
such Rate Period or
Distribution Period but for
the application of paragraph
(d) of Section B of Part I of
Article X or paragraph (b) of
Section D of Part I of Article
X.
      (aaaa)   "REFERENC
E BANKS" means four major
banks in the London
interbank market selected by
RBC Dain Rauscher Inc. or
its affiliates or successors or
such other party as the Trust
may from time to time
appoint.
      (bbbb)   "REIT," or
real estate investment trust,
means a company dedicated
to owning, operating or
financing real estate.
      (cccc)   "REDEMPTI
ON PRICE" shall mean the
applicable redemption price
specified in Section K of Part
I of Article X.
      (dddd)   "REFERENC
E RATE" shall mean, with
respect to the determination
of the Maximum Rate, the
applicable LIBOR Rate (for a
distribution period or a
special distribution period of
fewer than 365 days), and the
applicable Treasury Index
Rate (for a special
distribution period of 365
days or more).
      (eeee)   "S&P" shall
mean Standard & Poor's
Ratings Services and its
successors.
      (ffff)   "SECURITIES
DEPOSITORY" shall mean
The Depository Trust
Company and its successors
and assigns or any other
securities depository selected
by the Trust that agrees to
follow the procedures
required to be followed by
such securities depository in
connection with the Preferred
Shares.
      (gggg)   "SELL
ORDER" and "SELL
ORDERS" shall have the
respective meanings specified
in paragraph (a) of Section A
of Part II of Article X.
      (hhhh)   "Series" shall
have the meaning given in
the third paragraph of Article
X.
      (iiii)   "Series F" shall
have the meaning given in
the fifth paragraph of
Article X.
      (jjjj)   "Series M"
shall have the meaning given
in the forth paragraph of
Article X.
      (kkkk)   "SERIES T"
shall have the meaning given
in the first paragraph of
Article X.
      (llll)   "SERIES Th"
shall have the meaning given
in the second paragraph of
Article X.
      (mmmm)   "SERIES
W" shall have the meaning
given in the third paragraph
of Article X.
      (nnnn)   "SHORT-
TERM MONEY MARKET
INSTRUMENTS" shall mean
the following types of
instruments if, on the date of
purchase or other acquisition
thereof by the Trust, the
remaining term to maturity
thereof is not in excess of 180
days:
        (i)   commercial
paper rated A-1 or the
equivalent if such
commercial paper
matures in 30 days or A-
1+ or the equivalent if
such commercial paper
matures in over 30 days;
        (ii)   demand or
time deposits in, and
banker's acceptances and
certificates of deposit of
(A) a depository
institution or trust
company incorporated
under the laws of the
United States of America
or any state thereof or the
District of Columbia or
(B) a United States
branch office or agency
of a foreign depository
institution (provided that
such branch office or
agency is subject to
banking regulation under
the laws of the United
States, any state thereof
or the District of
Columbia);
        (iii)   overnight
funds;
        (iv)   U.S.
Government Securities;
        (v)   registered
investment companies
that are money market
funds in compliance with
Rule 2a-7 under the 1940
Act ("2a-7 Money Market
Funds"); and
        (vi)   overnight
repurchase agreements.
      (oooo)   "SPECIAL
RATE PERIOD," with
respect to Preferred Shares,
shall have the meaning
specified in paragraph (a) of
Section D of Part I of Article
X.
      (pppp)   "SPECIAL
REDEMPTION
PROVISIONS" shall have
the meaning specified in
subparagraph (a)(i) of
Section K of Part I of Article
X.
      (qqqq)   "SUBMISSI
ON DEADLINE" shall mean
1:00 P.M., Eastern time, on
any Auction Date or such
other time on any Auction
Date by which Broker-
Dealers are required to
submit Orders to the Auction
Agent as specified by the
Auction Agent from time to
time.
      (rrrr)   "SUBMITTED
BID" and "SUBMITTED
BIDS" shall have the
respective meanings specified
in paragraph (a) of Section C
of Part II of Article X.
      (ssss)   "SUBMITTE
D HOLD ORDER" and
"SUBMITTED HOLD
ORDERS" shall have the
respective meanings specified
in paragraph (a) of Section C
of Part II of Article X.
      (tttt)   "SUBMITTED
ORDER" and "SUBMITTED
ORDERS" shall have the
respective meanings specified
in paragraph (a) of Section C
of Part II of Article X.
      (uuuu)   "SUBMITTE
D SELL ORDER" and
"SUBMITTED SELL
ORDERS" shall have the
respective meanings specified
in paragraph (a) of Section C
of Part II of Article X.
      (vvvv)   "SUBSEQU
ENT RATE PERIOD," with
respect to Preferred Shares,
shall mean the period from
and including the first day
following the Initial Rate
Period of Preferred Shares to
but excluding the next
Distribution Payment Date
for Preferred Shares and any
period thereafter from and
including one Distribution
Payment Date for Preferred
Shares to but excluding the
next succeeding Distribution
Payment Date for Preferred
Shares; provided, however,
that if any Subsequent Rate
Period is also a Special Rate
Period, such term shall mean
the period commencing on
the first day of such Special
Rate Period and ending on
the last day of the last
Distribution Period thereof.
      (wwww)   "SUBSTIT
UTE U.S. GOVERNMENT
SECURITIES DEALER"
shall mean Credit Suisse First
Boston or Merrill Lynch,
Pierce, Fenner & Smith
Incorporated or their
respective affiliates or
successors, if such entity is a
U.S. Government securities
dealer or such other entity
designated by the Trust;
provided, however, that none
of such entities shall be a
U.S. Government Securities
Dealer.
      (xxxx)   "TREASUR
Y BILL" shall mean a direct
obligation of the U.S.
Government having a
maturity at the time of
issuance of 364 days or less.
      (yyyy)   "TREASUR
Y FUTURES" shall have the
meaning specified in
paragraph (a)(i) of Section M
of Part I of Article X.
      (zzzz)   "TREASURY
INDEX RATE" means the
average yield to maturity for
actively traded marketable
U.S. Treasury fixed interest
rate securities having the
same number of 30-day
periods to maturity as the
length of the applicable
Distribution Period,
determined, to the extent
necessary, by linear
interpolation based upon the
yield for such securities
having the next shorter and
next longer number of 30-day
periods to maturity treating
all Distribution Periods with
a length greater than the
longest maturity for such
securities as having a length
equal to such longest
maturity, in all cases based
upon data set forth in the
most recent weekly statistical
release published by the
Board of Governors of the
Federal Reserve System
(currently in H.15 (519));
provided, however, if the
most recent such statistical
release shall not have been
published during the 15 days
preceding the date of
computation, the foregoing
computations shall be based
upon the average of
comparable data as quoted to
the Trust by at least three
recognized dealers in U.S.
Government Securities
selected by the Trust.
      (aaaaa)   "TREASUR
Y NOTE" shall mean a direct
obligation of the U.S.
Government having a
maturity at the time of
issuance of five years or less
but more than 364 days.
      (bbbbb)   "TREASUR
Y NOTE RATE," on any
date for any Rate Period,
shall mean (i) the yield on the
most recently auctioned
Treasury Note with a
remaining maturity closest to
the length of such Rate
Period, as quoted in The Wall
Street Journal on such date
for the Business Day next
preceding such date; or (ii) in
the event that any such rate is
not published in The Wall
Street Journal, then the yield
as calculated by reference to
the arithmetic average of the
bid price quotations of the
most recently auctioned
Treasury Note with a
remaining maturity closest to
the length of such Rate
Period, as determined by bid
price quotations as of the
close of business on the
Business Day immediately
preceding such date obtained
from the U.S. Government
Securities Dealers to the
Auction Agent.  If any U.S.
Government Securities
Dealer does not quote a rate
required to determine the
Treasury Note Rate, the
Treasury Note Rate shall be
determined on the basis of
the quotation or quotations
furnished by the remaining
U.S. Government Securities
Dealer or U.S. Government
Securities Dealers and any
Substitute U.S. Government
Securities Dealers selected by
the Trust to provide such rate
or rates not being supplied by
any U.S. Government
Securities Dealer or U.S.
Government Securities
Dealers, as the case may be,
or, if the Trust does not select
any such Substitute U.S.
Government Securities
Dealer or Substitute U.S.
Government Securities
Dealers, by the remaining
U.S. Government Securities
Dealer or U.S. Government
Securities Dealers.
      (ccccc)   "TRUST"
shall mean the entity named
on the first page, which is the
issuer of the Preferred
Shares.
      (ddddd)   "U.S.
GOVERNMENT
SECURITIES DEALER"
shall mean Lehman
Government Securities
Incorporated, Goldman,
Sachs & Co., Salomon
Brothers Inc., Morgan
Guaranty Trust Company of
New York and any other U.S.
Government Securities
Dealer selected by the Trust
as to which Moody's (if
Moody's is then rating the
Preferred Shares) or Fitch (if
Fitch is then rating the
Preferred Shares) shall not
have objected or their
respective affiliates or
successors, if such entity is a
U.S. Government Securities
Dealer.
      (eeeee)   "U.S.
TREASURY SECURITIES"
means direct obligations of
the United States Treasury
that are entitled to the full
faith and credit of the United
States.
      (fffff)   "U.S.
TREASURY STRIPS"
means securities based on
U.S. Treasury Securities
created through the Separate
Trading of Registered
Interest and Principal of
Securities program.
      (ggggg)   "VALUATI
ON DATE" shall mean, for
purposes of determining
whether the Trust is
maintaining the Preferred
Shares Basic Maintenance
Amount, the last Business
Day of each month.
      (hhhhh)   "VOTING
PERIOD" shall have the
meaning specified in
paragraph (b) of Section E of
Part I of Article X.
      (iiiii)   "WINNING
BID RATE" shall have the
meaning specified in
paragraph (a) of Section C of
Part II of Article X.
PART I
      A.   NUMBER OF
AUTHORIZED SHARES.  The
number of authorized shares
constituting Series F is 1,000, of
which 400 shares will be issued on
such other date as the officers of the
Trust may determine.  The number
of authorized shares constituting
Series M is 15,000, of which 900
shares will be issued on such other
date as the officers of the Trust may
determine.  The number of
authorized shares constituting Series
T is 3,000, of which 2,000 shares
will be issued on such other date as
the officers of the Trust may
determine.  The number of
authorized shares constituting Series
Th is 7,320, of which 680 shares will
be issued on such other date as the
officers of the Trust may determine.
The number of authorized shares
constituting Series W is 8,000, of
which 800 shares will be issued on
such other date as the officers of the
Trust may determine.
      B.   DISTRIBUTIONS.
   (a)   RANKING.  The
Preferred Shares shall rank
on a parity with each other
and with any other series of
preferred shares as to the
payment of distributions by
the Trust.
   (b)   CUMULATIVE
CASH DISTRIBUTIONS.
The Holders of any Series
shall be entitled to receive,
when, as and if declared by
the Board of Trustees, out of
funds legally available
therefor in accordance with
the Declaration of Trust and
applicable law, cumulative
cash distributions at the
Applicable Rate for shares of
such series, determined as set
forth in paragraph (e) of this
Section B, and no more
(except to the extent set forth
in Section C of this Part I),
payable on the Distribution
Payment Dates with respect
to shares of the Series
determined pursuant to
paragraph (d) of this Section
B.  Holders of Preferred
Shares shall not be entitled to
any distribution, whether
payable in cash, property or
shares, in excess of full
cumulative distributions, as
herein provided, on Preferred
Shares.  No interest, or sum
of money in lieu of interest,
shall be payable in respect of
any distribution payment or
payments on Preferred Shares
which may be in arrears, and,
except to the extent set forth
in subparagraph (e)(i) of this
Section B, no additional sum
of money shall be payable in
respect of any such arrearage.
   (c)   DISTRIBUTIONS
CUMULATIVE FROM
DATE OF ORIGINAL
ISSUE.  Distributions on
Preferred Shares shall
accumulate at the Applicable
Rate from the Date of
Original Issue thereof.
   (d)   DISTRIBUTION
PAYMENT DATES AND
ADJUSTMENT THEREOF.
Distributions on Preferred
Shares shall be payable for
the Initial Rate Period on a
date designated by the Board
of Trustees, and, if declared
by the Board of Trustees
(which declaration may be by
a single resolution for
multiple such dates), on each
seventh day thereafter (or
after the Distribution
Payment Date with respect to
an intervening Special Rate
Period), with respect to the
Preferred Share (each date
being a "Distribution
Payment Date"); provided,
however, that:
(i)   if the day on
which distributions
would otherwise be
payable on Preferred
Shares is not a
Business Day, then
such distributions
shall be payable on
such Preferred Shares
on the first Business
Day that falls after
such day, and
(ii)   notwithstanding
this paragraph (d) of
Section B, the Trust
in its discretion may
establish the
Distribution Payment
Dates in respect of
any Special Rate
Period of Preferred
Shares consisting of
more than 7 Rate
Period Days, with
respect to a Series;
provided, however,
that such dates shall
be set forth in the
Notice of Special
Rate Period relating
to such Special Rate
Period, as delivered to
the Auction Agent,
which Notice of
Special Rate Period
shall be filed with the
Secretary of the Trust;
and further provided
that (1) any such
Distribution Payment
Date shall be a
Business Day and (2)
the last Distribution
Payment Date in
respect of such
Special Rate Period
shall be the Business
Day immediately
following the last day
thereof, as such last
day is determined in
accordance with
paragraph (b) of
Section D of this Part
I.
   (e)   DISTRIBUTION
RATES AND
CALCULATION OF
DISTRIBUTIONS.
(i)   DISTRIBUTION
RATES.  The
distribution rate on
Preferred Shares
during the period
from and after the
Date of Original Issue
of Preferred Shares to
and including the last
day of the Initial Rate
Period of such
Preferred Shares shall
be equal to the rate
per annum determined
with respect to such
Preferred Shares
pursuant to a
resolution of the
Board of Trustees, as
set forth under
"Designation." The
initial distribution rate
on any series of
preferred shares
subsequently
established by the
Trust shall be the rate
set forth in or
determined in
accordance with the
resolutions of the
Board of Trustees
establishing such
series.  For each
Subsequent Rate
Period of Preferred
Shares, the
distribution rate on
such Preferred Shares
shall be equal to the
rate per annum that
results from an
Auction for shares of
the applicable Series
on the Auction Date
next preceding such
Subsequent Rate
Period (but the rate
set at the Auction will
not exceed the
Maximum Rate);
provided, however,
that if:
(A)   subject to
Section I of Part
II, an Auction for
any Subsequent
Rate Period of
Preferred Shares
is not held for any
reason other than
as described
below or if
Sufficient
Clearing Orders
have not been
made in an
Auction (other
than as a result of
all Preferred
Shares being the
subject of
Submitted Hold
Orders), then the
distribution rate
on the shares of
the applicable
Series for such
Subsequent Rate
Period will be the
Maximum Rate of
such Series on the
Auction Date
therefor;
(B)   any Failure
to Deposit shall
have occurred
with respect to
shares of any
Series during any
Rate Period
thereof (other than
any Special Rate
Period consisting
of more than 364
Rate Period Days
or any Rate Period
succeeding any
Special Rate
Period consisting
of more than 364
Rate Period Days
during which a
Failure to Deposit
occurred that has
not been cured),
but, prior to 12:00
Noon, Eastern
time, on the third
Business Day next
succeeding the
date on which
such Failure to
Deposit occurred,
such Failure to
Deposit shall have
been cured in
accordance with
paragraph (f) of
this Section B and
the Trust shall
have paid to the
Auction Agent a
late charge ("Late
Charge") equal to
the sum of (1) if
such Failure to
Deposit consisted
of the failure
timely to pay to
the Auction Agent
the full amount of
distributions with
respect to any
Distribution
Period of shares
of such Series, an
amount computed
by multiplying (x)
200% of the
Reference Rate
for the Rate
Period during
which such
Failure to Deposit
occurs on the
Distribution
Payment Date for
such Distribution
Period by (y) a
fraction, the
numerator of
which shall be the
number of days
for which such
Failure to Deposit
has not been cured
in accordance
with paragraph (f)
of this Section B
(including the day
such Failure to
Deposit occurs
and excluding the
day such Failure
to Deposit is
cured) and the
denominator of
which shall be
360, and applying
the rate obtained
against the
aggregate
Liquidation
Preference of the
outstanding shares
of such Series and
(2) if such Failure
to Deposit
consisted of the
failure timely to
pay to the Auction
Agent the
Redemption Price
of the shares, if
any, of such
Series for which
Notice of
Redemption has
been mailed by
the Trust pursuant
to paragraph (c) of
Section K of this
Part I, an amount
computed by
multiplying (x)
200% of the
Reference Rate
for the Rate
Period during
which such
Failure to Deposit
occurs on the
redemption date
by (y) a fraction,
the numerator of
which shall be the
number of days
for which such
Failure to Deposit
is not cured in
accordance with
paragraph (f) of
this Section B
(including the day
such Failure to
Deposit occurs
and excluding the
day such Failure
to Deposit is
cured) and the
denominator of
which shall be
360, and applying
the rate obtained
against the
aggregate
Liquidation
Preference of the
outstanding shares
of such Series to
be redeemed, then
no Auction will be
held, in respect of
shares of such
Series for the
Subsequent Rate
Period thereof and
the distribution
rate for shares of
such Series for
such Subsequent
Rate Period will
be the Maximum
Rate on the
Auction Date for
such Subsequent
Rate Period;
(C)   any Failure
to Deposit shall
have occurred
with respect to
shares of any
Series during any
Rate Period
thereof (other than
any Special Rate
Period consisting
of more than 364
Rate Period Days
or any Rate Period
succeeding any
Special Rate
Period consisting
of more than 364
Rate Period Days
during which a
Failure to Deposit
occurred that has
not been cured),
and, prior to 12:00
Noon, Eastern
time, on the third
Business Day next
succeeding the
date on which
such Failure to
Deposit occurred,
such Failure to
Deposit shall not
have been cured
in accordance
with paragraph (f)
of this Section B
or the Trust shall
not have paid the
applicable Late
Charge to the
Auction Agent,
then no Auction
will be held in
respect of shares
of such Series for
the first
Subsequent Rate
Period thereof
thereafter (or for
any Rate Period
thereof thereafter
to and including
the Rate Period
during which (1)
such Failure to
Deposit is cured
in accordance
with paragraph (f)
of this Section B
and (2) the Trust
pays the
applicable Late
Charge to the
Auction Agent
(the condition set
forth in this clause
(2) to apply only
in the event
Moody's is rating
such shares at the
time the Trust
cures such Failure
to Deposit), in
each case no later
than 12:00 Noon,
Eastern time, on
the fourth
Business Day
prior to the end of
such Rate Period),
and the
distribution rate
for shares of such
Series for each
such Subsequent
Rate Period for
shares of such
Series shall be a
rate per annum
equal to the
Maximum Rate on
the Auction Date
for such
Subsequent Rate
Period (but with
the prevailing
rating for shares
of such Series, for
purposes of
determining such
Maximum Rate,
being deemed to
be "Below
"Baa3"/BBB-");
or
(D)   any Failure
to Deposit shall
have occurred
with respect to
shares of any
Series during a
Special Rate
Period thereof
consisting of more
than 364 Rate
Period Days, or
during any Rate
Period thereof
succeeding any
Special Rate
Period consisting
of more than 364
Rate Period Days
during which a
Failure to Deposit
occurred that has
not been cured,
and, prior to 12:00
Noon, Eastern
time, on the fourth
Business Day
preceding the
Auction Date for
the Rate Period
subsequent to
such Rate Period,
such Failure to
Deposit shall not
have been cured
in accordance
with paragraph (f)
of this Section B
or, in the event
Moody's is then
rating such shares,
the Trust shall not
have paid the
applicable Late
Charge to the
Auction Agent
(such Late
Charge, for
purposes of this
subparagraph (D),
to be calculated
by using, as the
Reference Rate,
the Reference
Rate applicable to
a Rate Period (x)
consisting of more
than 270 Rate
Period Days and
(y) commencing
on the date on
which the Rate
Period during
which Failure to
Deposit occurs
commenced), then
no Auction will be
held with respect
to shares of such
Series for such
Subsequent Rate
Period (or for any
Rate Period
thereof thereafter
to and including
the Rate Period
during which (1)
such Failure to
Deposit is cured
in accordance
with paragraph (f)
of this Section B
and (2) the Trust
pays the
applicable Late
Charge to the
Auction Agent
(the condition set
forth in this clause
(2) to apply only
in the event
Moody's is rating
such shares at the
time the Trust
cures such Failure
to Deposit), in
each case no later
than 12:00 Noon,
Eastern time, on
the fourth
Business Day
prior to the end of
such Rate Period),
and the
distribution rate
for shares of such
Series for each
such Subsequent
Rate Period shall
be a rate per
annum equal to
the Maximum
Rate for shares of
such Series on the
Auction Date for
such Subsequent
Rate Period (but
with the
prevailing rating
for shares of such
Series, for
purposes of
determining such
Maximum Rate,
being deemed to
be "Below
"Baa3"/BBB-").
(ii)   CALCULATIO
N OF
DISTRIBUTIONS.
The amount of
distributions per share
payable on Preferred
Shares on any date on
which distributions on
shares of a Series
shall be payable shall
be computed by
multiplying the
Applicable Rate for
shares of such Series
in effect for such
Distribution Period or
Distribution Periods
or part thereof for
which distributions
have not been paid by
a fraction, the
numerator of which
shall be the number of
days in such
Distribution Period or
Distribution Periods
or part thereof and the
denominator of which
shall be 360, and
applying the rate
obtained against
$25,000.
   (f)   CURING A
FAILURE TO DEPOSIT.  A
Failure to Deposit with
respect to Preferred Shares
shall have been cured (if such
Failure to Deposit is not
solely due to the willful
failure of the Trust to make
the required payment to the
Auction Agent) with respect
to any Rate Period of shares
of any Series if, within the
respective time periods
described in subparagraph
(e)(i) of this Section B, the
Trust shall have paid to the
Auction Agent (A) all
accumulated and unpaid
distributions on shares of
such Series and (B) without
duplication, the Redemption
Price for shares, if any, of
such Series for which Notice
of Redemption has been
mailed by the Trust pursuant
to paragraph (c) of Section K
of Part I of Article X;
provided, however, that the
foregoing clause (B) shall not
apply to the Trust's failure to
pay the Redemption Price in
respect of Preferred Shares
when the related Redemption
Notice provides that
redemption of such Preferred
Shares is subject to one or
more conditions precedent
and any such condition
precedent shall not have been
satisfied at the time or times
and in the manner specified
in such Notice of
Redemption.
   (g)   DISTRIBUTION
PAYMENTS BY TRUST
TO AUCTION AGENT.
The Trust shall pay to the
Auction Agent, not later than
12:00 Noon, Eastern time, on
each Distribution Payment
Date for Preferred Shares, an
aggregate amount of funds
available in The City of New
York, New York, equal to the
distributions to be paid to all
Holders of shares of any
Series on such Distribution
Payment Date.
   (h)   AUCTION AGENT
AS TRUSTEE OF
DISTRIBUTION
PAYMENTS BY TRUST.
All moneys paid to the
Auction Agent for the
payment of distributions shall
be held in trust for the
payment of such distributions
by the Auction Agent for the
benefit of the Holders
specified in paragraph (i) of
this Section B.  Any moneys
paid to the Auction Agent in
accordance with the
foregoing but not applied by
the Auction Agent to the
payment of distributions will,
to the extent permitted by
law, be repaid to the Trust at
the end of 90 days from the
date on which such moneys
were so to have been applied.
   (i)   DISTRIBUTIONS
PAID TO HOLDERS.  Each
distribution on Preferred
Shares shall be paid on the
Distribution Payment Date
therefor to the Holders
thereof as their names appear
on the record books of the
Trust on the Business Day
next preceding such
Distribution Payment Date.
   (j)   DISTRIBUTIONS
CREDITED AGAINST
EARLIEST
ACCUMULATED BUT
UNPAID DISTRIBUTIONS.
Any distribution payment
made on Preferred Shares
shall first be credited against
the earliest accumulated but
unpaid distributions due with
respect to such Preferred
Shares.  Distributions in
arrears for any past
Distribution Period may be
declared and paid at any time,
without reference to any
regular Distribution Payment
Date, to the Holders as their
names appear on the record
books of the Trust on such
date, not exceeding 15 days
preceding the payment date
thereof, as may be fixed by
the Board of Trustees.
      C.   RESERVED.
      D.   DESIGNATION OF
SPECIAL RATE PERIODS.
   (a)   LENGTH OF AND
PRECONDITIONS FOR
SPECIAL RATE PERIOD.
The Trust, at its option, may
designate any succeeding
Subsequent Rate Period of
Preferred Shares as a special
rate period consisting of a
specified number of Rate
Period Days, other than the
number of Rate Period Days
comprising a Minimum Rate
Period, that is evenly
divisible by seven, subject to
adjustment as provided in
paragraph (b) of this Section
D (each such period, a
"Special Rate Period").  A
designation of a Special Rate
Period shall be effective only
if (A) notice thereof shall
have been given in
accordance with paragraph
(c) and subparagraph (d)(i) of
this Section D, (B) an
Auction for shares of a Series
shall have been held on the
Auction Date immediately
preceding the first day of
such proposed Special Rate
Period and Sufficient
Clearing Bids for shares of
such Series shall have existed
in such Auction, and (C) if
any Notice of Redemption
shall have been mailed by the
Trust pursuant to paragraph
(c) of Section K of this Part I
with respect to any shares of
such Series, the Redemption
Price with respect to such
shares shall have been
deposited with the Auction
Agent.  In the event the Trust
wishes to designate any
succeeding Subsequent Rate
Period for Preferred Shares as
a Special Rate Period
consisting of more than 28
Rate Period Days, the Trust
shall notify Fitch (if Fitch is
then rating the Preferred
Shares) and Moody's (if
Moody's is then rating the
Preferred Shares) in advance
of the commencement of
such Subsequent Rate Period
that the Trust wishes to
designate such Subsequent
Rate Period as a Special Rate
Period and shall provide
Fitch (if Fitch is then rating
the Preferred Shares) and
Moody's (if Moody's is then
rating the Preferred Shares)
with such documents as
either may request.  In
addition, full cumulative
distributions, any amounts
due with respect to
mandatory redemptions and
any additional distributions
payable prior to such date
must be paid in full or
deposited with the Auction
Agent.  The Trust also must
have portfolio securities with
a discounted value at least
equal to the Preferred Shares
Basic Maintenance Amount.
   (b)   ADJUSTMENT OF
LENGTH OF SPECIAL
RATE PERIOD.  In the event
the Trust wishes to designate
a Subsequent Rate Period as
a Special Rate Period, but the
day following what would
otherwise be the last day of
such Special Rate Period is
not a (i) Wednesday that is a
Business Day in case of
Series T, then the Trust shall
designate such Subsequent
Rate Period as a Special Rate
Period consisting of the
period commencing on the
first day following the end of
the immediately preceding
Rate Period and ending on
the first Tuesday that is
followed by a Wednesday
that is a Business Day
preceding what would
otherwise be such last day in
the case of Series T, (ii)
Friday that is a Business Day
in case of Series Th, then the
Trust shall designate such
Subsequent Rate Period as a
Special Rate Period
consisting of the period
commencing on the first day
following the end of the
immediately preceding Rate
Period and ending on the first
Tuesday that is followed by a
Wednesday that is a Business
Day preceding what would
otherwise be such last day in
the case of Series Th or (iii)
Thursday that is a Business
Day in case of Series W, then
the Trust shall designate such
Subsequent Rate Period as a
Special Rate Period
consisting of the period
commencing on the first day
following the end of the
immediately preceding Rate
Period and ending on the first
Tuesday that is followed by a
Wednesday that is a Business
Day preceding what would
otherwise be such last day in
the case of Series W.
   (c)   NOTICE OF
PROPOSED SPECIAL
RATE PERIOD.  If the Trust
proposes to designate any
succeeding Subsequent Rate
Period of Preferred Shares as
a Special Rate Period
pursuant to paragraph (a) of
this Section D, not less than 7
(or such lesser number of
days as determined by the
Trust with appropriate
consultation with the Auction
Agent and Broker-Dealers)
nor more than 30 days prior
to the date the Trust proposes
to designate as the first day of
such Special Rate Period
(which shall be such day that
would otherwise be the first
day of a Minimum Rate
Period), notice shall be
mailed by the Trust by first-
class mail, postage prepaid,
to the Holders of shares of
the applicable Series.  Each
such notice shall state (A)
that the Trust may exercise
its option to designate a
succeeding Subsequent Rate
Period of shares of such
Series as a Special Rate
Period, specifying the first
day thereof and (B) that the
Trust will, by 11:00 A.M.,
Eastern time, on the second
Business Day next preceding
such date (or by such later
time or date, or both, as
determined by the Trust with
appropriate consultation with
the Auction Agent and
Broker-Dealers) notify the
Auction Agent of either (x)
its determination, subject to
certain conditions, to exercise
such option, in which case
the Trust shall specify the
Special Rate Period
designated, or (y) its
determination not to exercise
such option.
   (d)   NOTICE OF
SPECIAL RATE PERIOD.
No later than 11:00 A.M.,
Eastern time, on the second
Business Day next preceding
the first day of any proposed
Special Rate Period of shares
of a Series as to which notice
has been given as set forth in
paragraph (c) of this Section
D (or such later time or date,
or both, as determined by the
Trust with appropriate
consultation with the Auction
Agent and Broker-Dealers),
the Trust shall deliver to the
Auction Agent either:
(i)   a notice ("Notice
of Special Rate
Period") stating (A)
that the Trust has
determined to
designate the next
succeeding Rate
Period of shares of
such Series as a
Special Rate Period,
specifying the same
and the first day
thereof, (B) the
Auction Date
immediately prior to
the first day of such
Special Rate Period,
(C) that such Special
Rate Period shall not
commence if (1) an
Auction for shares of
such Series shall not
be held on such
Auction Date for any
reason or (2) an
Auction for shares of
such Series shall be
held on such Auction
Date but Sufficient
Clearing Bids for
shares of such Series
shall not exist in such
Auction (other than
because all
Outstanding shares of
such Series are
subject to Submitted
Hold Orders), (D) the
scheduled
Distribution Payment
Dates for shares of
such Series during
such Special Rate
Period and (E) the
Special Redemption
Provisions, if any,
applicable to shares of
such Series in respect
of such Special Rate
Period, such notice to
be accompanied by a
Preferred Shares
Basic Maintenance
Report showing that,
as of the third
Business Day next
preceding such
proposed Special Rate
Period, Moody's
Eligible Assets (if
Moody's is then
rating the Series in
question) and Fitch
Eligible Assets (if
Fitch is then rating the
Series in question)
each have an
aggregate Discounted
Value at least equal to
the Preferred Shares
Basic Maintenance
Amount as of such
Business Day
(assuming for
purposes of the
foregoing calculation
that (a) the Maximum
Rate is the Maximum
Rate on such Business
Day as if such
Business Day were
the Auction Date for
the proposed Special
Rate Period, and (b) if
applicable, the
Moody's Discount
Factors applicable to
Moody's Eligible
Assets and the Fitch
Discount Factors
applicable to Fitch
Eligible Assets are
determined by
reference to the first
Exposure Period
longer than the
Exposure Period then
applicable to the
Trust, as described in
the definitions of
Moody's Discount
Factor and Fitch
Discount Factor
herein); or
(ii)   a notice stating
that the Trust has
determined not to
exercise its option to
designate a Special
Rate Period of shares
of such Series and
that the next
succeeding Rate
Period of shares of
such Series shall be a
Minimum Rate
Period.
   (e)   FAILURE TO
DELIVER NOTICE OF
SPECIAL RATE PERIOD.
If the Trust fails to deliver
either of the notices described
in subparagraphs (d)(i) or
(d)(ii) of this Section D (and,
in the case of the notice
described in subparagraph
(d)(i) of this Section D, a
Preferred Shares Basic
Maintenance Report to the
effect set forth in such
subparagraph (if either
Moody's or Fitch is then
rating the Series in question))
with respect to any
designation of any proposed
Special Rate Period to the
Auction Agent by 11:00
A.M., Eastern time, on the
second Business Day next
preceding the first day of
such proposed Special Rate
Period (or by such later time
or date, or both, as
determined by the Trust with
appropriate consultation with
the Auction Agent and
Broker-Dealers), the Trust
shall be deemed to have
delivered a notice to the
Auction Agent with respect
to such Special Rate Period
to the effect set forth in
subparagraph (d)(ii) of this
Section D.  In the event the
Trust delivers to the Auction
Agent a notice described in
subparagraph (d)(i) of this
Section D, it shall file a copy
of such notice with the
Secretary of the Trust, and
the contents of such notice
shall be binding on the Trust.
In the event the Trust delivers
to the Auction Agent a notice
described in subparagraph
(d)(ii) of this Section D, the
Trust will provide Moody's
(if Moody's is then rating the
Series in question) and Fitch
(if Fitch is then rating the
Series in question) a copy of
such notice.
      E.   VOTING RIGHTS.
   (a)   ONE VOTE PER
PREFERRED SHARE.
Except as otherwise provided
in the Declaration of Trust or
as otherwise required by law,
(i) each Holder of Preferred
Shares shall be entitled to one
vote for each Preferred Share
held by such Holder on each
matter submitted to a vote of
Shareholders of the Trust,
and (ii) the holders of
outstanding shares of
preferred shares, including
Preferred Shares, and of
Common Shares shall vote
together as a single class;
provided, however, that, at
any meeting of Shareholders
of the Trust held for the
election of Trustees, the
holders of outstanding shares
of preferred shares, including
Preferred Shares, represented
in person or by proxy at said
meeting, shall be entitled, as
a class, to the exclusion of
the holders of all other
securities and classes of
shares of the Trust, to elect
two Trustees of the Trust
(regardless of the total
number of Trustees serving
on the Trust's Board of
Trustees), each share of
preferred shares, including
each Preferred Share,
entitling the holder thereof to
one vote; provided, further,
that if the Board of Trustees
shall be divided into one or
more classes, the Board of
Trustees shall determine to
which class or classes the
Trustees elected by the
holders of preferred shares,
including Preferred Shares,
shall be assigned and such
holders of preferred shares
shall only be entitled to elect
the Trustees so designated as
being elected by such holders
of preferred shares when their
term shall have expired;
provided, finally, that such
Trustees appointed by the
holders of preferred shares,
including Preferred Shares,
shall be allocated as evenly
as possible among the classes
of Trustees.  Subject to
paragraph (b) of this Section
E, the holders of outstanding
Common Shares and
preferred shares, including
Preferred Shares, voting
together as a single class,
shall elect the balance of the
Trustees.
   (b)   VOTING FOR
ADDITIONAL TRUSTEES.
(i)   VOTING
PERIOD.  Except as
otherwise provided in
the Declaration of
Trust or as otherwise
required by law,
during any period in
which any one or
more of the
conditions described
in subparagraphs (A)
or (B) of this
subparagraph (b)(i)
shall exist (such
period being referred
to herein as a "Voting
Period"), the number
of Trustees
constituting the Board
of Trustees shall be
automatically
increased by the
smallest number that,
when added to the
two Trustees elected
exclusively by the
holders of preferred
shares, including
Preferred Shares,
would constitute a
majority of the Board
of Trustees as so
increased by such
smallest number; and
the holders of
preferred shares,
including Preferred
Shares, shall be
entitled, voting as a
class on a one-vote-
per-share basis (to the
exclusion of the
holders of all other
securities and classes
of shares of the
Trust), to elect such
smallest number of
additional Trustees,
together with the two
Trustees that such
holders are in any
event entitled to elect.
A Voting Period shall
commence:
(A)   if at the close
of business on any
distribution
payment date
accumulated
distributions
(whether or not
earned or
declared) on any
outstanding
preferred shares,
including
Preferred Shares,
equal to at least
two full years'
distributions shall
be due and unpaid
and sufficient cash
or specified
securities shall not
have been
deposited with the
Auction Agent for
the payment of
such accumulated
distributions; or
(B)   if at any time
holders of
Preferred Shares
are entitled under
the 1940 Act to
elect a majority of
the Trustees of the
Trust.
   Upon the
termination of a
Voting Period, the
voting rights
described in this
subparagraph (b)(i)
shall cease, subject
always, however, to
the revesting of such
voting rights in the
Holders upon the
further occurrence of
any of the events
described in this
subparagraph (b)(i).
(ii)   NOTICE OF
SPECIAL
MEETING.  As soon
as practicable after
the accrual of any
right of the holders of
preferred shares,
including Preferred
Shares, to elect
additional Trustees as
described in
subparagraph (b)(i) of
this Section E, the
Trust shall notify the
Auction Agent and
the Auction Agent
shall call a special
meeting of such
registered holders, by
mailing a notice of
such special meeting
to such holders, such
meeting to be held not
less than 10 nor more
than 30 days after the
date of mailing of
such notice.  If the
Trust fails to send
such notice to the
Auction Agent or if
the Auction Agent
does not call such a
special meeting, it
may be called by any
such holder on like
notice.  The record
date for determining
the registered holders
entitled to notice of
and to vote at such
special meeting shall
be the close of
business on the fifth
Business Day
preceding the day on
which such notice is
mailed or on such
other date as the Trust
and the Auction
Agent may agree.  At
any such special
meeting and at each
meeting of holders of
preferred shares,
including Preferred
Shares, held during a
Voting Period at
which Trustees are to
be elected, such
holders, voting
together as a class (to
the exclusion of the
holders of all other
securities and classes
of shares of the
Trust), shall be
entitled to elect the
number of Trustees
prescribed in
subparagraph (b)(i) of
this Section E on a
one-vote-per-share
basis.
(iii)   TERMS OF
OFFICE OF
EXISTING
TRUSTEES.  The
terms of office of all
persons who are
Trustees of the Trust
at the time of a
special meeting of
Holders and holders
of other shares of
preferred shares of the
Trust to elect Trustees
shall continue,
notwithstanding the
election at such
meeting by the
Holders and such
other holders of the
number of Trustees
that they are entitled
to elect, and the
persons so elected by
the Holders and such
other holders,
together with the two
incumbent Trustees
elected by the Holders
and such other
holders of preferred
shares of the Trust
and the remaining
incumbent Trustees
elected by the holders
of the Common
Shares and preferred
shares, including
Preferred Shares,
shall constitute the
duly elected Trustees
of the Trust.
(iv)   TERMS OF
OFFICE OF
CERTAIN
TRUSTEES TO
TERMINATE UPON
TERMINATION OF
VOTING PERIOD.
Simultaneously with
the termination of a
Voting Period, the
terms of office of the
additional Trustees
elected by the Holders
and holders of other
preferred shares of the
Trust pursuant to
subparagraph (b)(i) of
this Section E shall
terminate, the
remaining Trustees
shall constitute the
Trustees of the Trust
and the voting rights
of the Holders and
such other holders to
elect additional
Trustees pursuant to
subparagraph (b)(i) of
this Section E shall
cease, subject to the
provisions of the last
sentence of
subparagraph (b)(i) of
this Section E.
   (c)   HOLDERS OF
PREFERRED SHARES TO
VOTE ON CERTAIN
OTHER MATTERS.
(i)   INCREASES IN
CAPITALIZATION.
So long as any
Preferred Shares are
outstanding, the Trust
shall not, without the
affirmative vote or
consent of the
Holders of at least a
majority of the
Preferred Shares
outstanding at the
time, in person or by
proxy, either in
writing or at a
meeting, voting as a
separate class: (a)
authorize, create or
issue any class or
series of shares
ranking prior to or on
a parity with
Preferred Shares with
respect to the
payment of
distributions or the
distribution of assets
upon dissolution,
liquidation or winding
up of the affairs of the
Trust, or authorize,
create or issue
additional shares of
any Series (except
that, notwithstanding
the foregoing, but
subject to the
provisions of
paragraph (c) of
Section M of this Part
I, the Board of
Trustees, without the
vote or consent of the
Holders of Preferred
Shares, may from
time to time authorize
and create, and the
Trust may from time
to time issue
additional shares of
Preferred Shares, or
classes or series of
preferred shares
ranking on a parity
with Preferred Shares
with respect to the
payment of
distributions and the
distribution of assets
upon dissolution,
liquidation or winding
up of the affairs of the
Trust; provided,
however, that if
Moody's and Fitch
(or other NRSRO) is
not then rating the
Preferred Shares, the
aggregate liquidation
preference of all
Preferred Shares of
the Trust outstanding
after any such
issuance, exclusive of
accumulated and
unpaid distributions,
may not exceed
$200,000,000) or (b)
amend, alter or repeal
the provisions of the
Declaration of Trust,
or these Bylaws,
whether by merger,
consolidation or
otherwise, so as to
affect any preference,
right or power of such
Preferred Shares or
the Holders thereof;
provided, however,
that (i) none of the
actions permitted by
the exception to (a)
above will be deemed
to affect such
preferences, rights or
powers, (ii) a division
or split of a Preferred
Share will be deemed
to affect such
preferences, rights or
powers only if the
terms of such division
adversely affect the
Holders of Preferred
Shares and (iii) the
authorization, creation
and issuance of
classes or series of
shares ranking junior
to Preferred Shares
with respect to the
payment of
distributions and the
distribution of assets
upon dissolution,
liquidation or winding
up of the affairs of the
Trust, will be deemed
to affect such
preferences, rights or
powers only if
Moody's or Fitch is
then rating Preferred
Shares and such
issuance would, at the
time thereof, cause
the Trust not to satisfy
the 1940 Act
Preferred Shares
Asset Coverage or the
Preferred Shares
Basic Maintenance
Amount.  So long as
any Preferred Shares
are outstanding, the
Trust shall not,
without the
affirmative vote or
consent of the
Holders of at least a
majority of the
Preferred Shares
outstanding at the
time, in person or by
proxy, either in
writing or at a
meeting, voting as a
separate class, file a
voluntary application
for relief under
Federal bankruptcy
law or any similar
application under
state law for so long
as the Trust is solvent
and does not foresee
becoming insolvent.
(ii)   1940 ACT
MATTERS.  Unless a
higher percentage is
provided for in the
Declaration of Trust,
(A) the affirmative
vote of the Holders a
"majority of the
outstanding" (as such
term is defined in the
1940 Act) preferred
shares of the Trust,
including Preferred
Shares, voting as a
separate class, shall
be required to
approve (A) any plan
of reorganization (as
such term is used in
the 1940 Act)
adversely affecting
such shares and (B)
any action requiring a
vote of security
holders of the Trust
under Section 13(a) of
the 1940 Act.  In the
event a vote of
Holders of Preferred
Shares is required
pursuant to the
provisions of Section
13(a) of the 1940 Act,
the Trust shall, not
later than ten
Business Days prior
to the date on which
such vote is to be
taken, notify Moody's
(if Moody's is then
rating the Preferred
Shares) and Fitch (if
Fitch is then rating the
Preferred Shares) that
such vote is to be
taken and the nature
of the action with
respect to which such
vote is to be taken.
The Trust shall, not
later than ten
Business Days after
the date on which
such vote is taken,
notify Moody's (if
Moody's is then
rating the Preferred
Shares) and Fitch (if
Fitch is then rating the
Preferred Shares) of
the results of such
vote.
   (d)   BOARD MAY
TAKE ACTIONS
WITHOUT
SHAREHOLDER
APPROVAL.  The Board of
Trustees may, without the
vote or consent of the
Holders of the Preferred
Shares, or any other
shareholder of the Trust,
from time to time amend,
alter or repeal any or all of
the definitions of the terms
listed herein, or any provision
of the Bylaws viewed by
Moody's or Fitch as a
predicate for any such
definition, and any such
amendment, alteration or
repeal will not be deemed to
affect the preferences, rights
or powers of the Preferred
Shares or the Holders thereof,
provided the Board of
Trustees receives
confirmation from Moody's
(if Moody's is then rating the
Preferred Shares) and Fitch
(if Fitch is then rating the
Preferred Shares), that any
such amendment, alteration
or repeal would not impair
the ratings then assigned to
the Preferred Shares by
Moody's (if Moody's is then
rating the Preferred Shares)
or Fitch (if Fitch is then
rating the Preferred Shares).
      In addition, subject to
compliance with applicable
law, the Board of Trustees
may amend the definition of
Maximum Rate to increase
the percentage amount by
which the Reference Rate is
multiplied to determine the
Maximum Rate shown
therein without the vote or
consent of the holders of
preferred shares, including
Preferred Shares, or any other
shareholder of the Trust, and
without receiving any
confirmation from any rating
agency, after consultation
with the Broker-Dealers,
provided that immediately
following any such increase
the Trust would meet the
Preferred Shares Basic
Maintenance Amount Test.
   (e)   RELATIVE
RIGHTS AND
PREFERENCES.  Unless
otherwise required by law or
provided elsewhere in the
Declaration of Trust, the
Holders of Preferred Shares
shall not have any relative
rights or preferences or other
special rights other than those
specifically set forth herein.
   (f)   NO PREEMPTIVE
RIGHTS OR
CUMULATIVE VOTING.
The Holders of Preferred
Shares shall have no
preemptive rights or rights to
cumulative voting.
   (g)   VOTING FOR
TRUSTEES SOLE
REMEDY FOR TRUST'S
FAILURE TO PAY
DISTRIBUTIONS.  In the
event that the Trust fails to
pay any distributions on the
Preferred Shares, the
exclusive remedy of the
Holders shall be the right to
vote for Trustees pursuant to
the provisions of this Section
E.
   (h)   HOLDERS
ENTITLED TO VOTE.  For
purposes of determining any
rights of the Holders to vote
on any matter, whether such
right is created by these
Bylaws, by the Declaration of
Trust, by statute or otherwise,
no Holder shall be entitled to
vote Preferred Shares and no
Preferred Shares shall be
deemed to be "outstanding"
for the purpose of voting or
determining the number of
shares required to constitute a
quorum if, prior to or
concurrently with the time of
determination of shares
entitled to vote or shares
deemed outstanding for
quorum purposes, as the case
may be, the requisite Notice
of Redemption with respect
to such shares shall have
been mailed as provided in
paragraph (c) of Section K of
this Part I and the
Redemption Price for the
redemption of such shares
shall have been deposited in
trust with the Auction Agent
for that purpose.  No
Preferred Shares held by the
Trust or any affiliate of the
Trust (except for shares held
by a Broker-Dealer that is an
affiliate of the Trust for the
account of its customers)
shall have any voting rights
or be deemed to be
outstanding for voting or
other purposes.
      F.   1940 ACT
PREFERRED SHARES ASSET
COVERAGE.  The Trust shall
maintain, as of the last Business
Day of each month in which any
share of a series of Preferred
Shares is outstanding, the 1940 Act
Preferred Shares Asset Coverage;
provided, however, that the
redemption pursuant to Section
K(b) of this Part I shall be the sole
remedy in the event the Trust fails
to do so.
      G.   PREFERRED SHARES
BASIC MAINTENANCE
AMOUNT.
   (a)   So long as Preferred
Shares are outstanding, the
Trust shall maintain, on each
Valuation Date, and shall
verify to its satisfaction that it
is maintaining on such
Valuation Date, (i) Fitch
Eligible Assets having an
aggregate Discounted Value
equal to or greater than the
Preferred Shares Basic
Maintenance Amount (if
Fitch is then rating the
Preferred Shares) and (ii)
Moody's Eligible Assets
having an aggregate
Discounted Value equal to or
greater than the Preferred
Shares Basic Maintenance
Amount (if Moody's is then
rating the Preferred Shares);
provided, however, that the
redemption pursuant to
Section K(b) of this Part I
shall be the sole remedy in
the event the Trust fails to do
so.
   (b)   On or before 5:00
P.M., Eastern time, on the
third Business Day after a
Valuation Date on which the
Trust fails to satisfy the
Preferred Shares Basic
Maintenance Amount, and on
the third Business Day after
the Preferred Shares Basic
Maintenance Cure Date with
respect to such Valuation
Date, the Trust shall
complete and deliver to Fitch
(if Fitch is then rating the
Preferred Shares) and
Moody's (if Moody's is then
rating the Preferred Shares) a
Preferred Shares Basic
Maintenance Report as of the
date of such failure or such
Preferred Shares Basic
Maintenance Cure Date, as
the case may be.  The Trust
shall also deliver a Preferred
Shares Basic Maintenance
Report to Moody's (if
Moody's is then rating the
Preferred Shares) and Fitch
(if Fitch is then rating the
Preferred Shares), in each
case on or before the seventh
Business Day after the last
Business Day of each month.
A failure by the Trust to
deliver a Preferred Shares
Basic Maintenance Report
pursuant to the preceding
sentence shall be deemed to
be delivery of a Preferred
Shares Basic Maintenance
Report indicating the
Discounted Value for all
assets of the Trust is less than
the Preferred Shares Basic
Maintenance Amount, as of
the relevant Valuation Date.
   (c)   Within ten Business
Days after the date of
delivery of a Preferred Shares
Basic Maintenance Report in
accordance with paragraph
(b) of this Section G relating
to a Quarterly Valuation Date
that is also an Annual
Valuation Date, the Trust
shall cause the Independent
Accountant to confirm in
writing to Fitch (if Fitch is
then rating the Preferred
Shares) and Moody's (if
Moody's is then rating the
Preferred Shares) (i) the
mathematical accuracy of the
calculations reflected in such
Report (and in any other
Preferred Shares Basic
Maintenance Report,
randomly selected by the
Independent Accountant, that
was delivered by the Trust
during the quarter ending on
such Annual Valuation Date),
(ii) that, in such Report (and
in such randomly selected
Report), the Trust correctly
determined in accordance
with these Bylaws whether
the Trust had, at such Annual
Valuation Date (and at the
Valuation Date addressed in
such randomly-selected
Report), Fitch Eligible Assets
(if Fitch is then rating the
Preferred Shares) of an
aggregate Discounted Value
at least equal to the Preferred
Shares Basic Maintenance
Amount and Moody's
Eligible Assets (if Moody's is
then rating the Preferred
Shares) of an aggregate
Discounted Value at least
equal to the Preferred Shares
Basic Maintenance Amount,
(iii) that, in such Report (and
in such randomly selected
Report), the Trust determined
whether the Trust had, at
such Annual Valuation Date
(and at the Valuation Date
addressed in such randomly
selected Report) in
accordance with these
Bylaws, with respect to the
Fitch ratings on Real Estate
Securities, the issuer name
and issue size and coupon
rate listed in such Report,
verified by the Independent
Accountant by reference to
Bloomberg Financial
Services or another
independent source approved
by Moody's (if Moody's is
then rating the Preferred
Shares) and Fitch (if Fitch is
then rating the Preferred
Shares) and the Independent
Accountant shall provide a
listing in its letter of any
differences, (iv) with respect
to the Moody's ratings on
Real Estate Securities, the
issuer name, issue size and
coupon rate listed in such
Report, that such information
has been verified by the
Independent Accountant by
reference to Bloomberg
Financial Services or another
independent source approved
by Moody's (if Moody's is
then rating the Preferred
Shares) and Fitch (if Fitch is
then rating the Preferred
Shares) and the Independent
Accountant shall provide a
listing in its letter of any
differences, (v) with respect
to the bid or mean price (or
such alternative permissible
factor used in calculating the
Market Value) provided by
the custodian of the Trust's
assets to the Trust for
purposes of valuing securities
in the Trust's portfolio, that
the Independent Accountant
has traced the price used in
such Report to the bid or
mean price listed in such
Report as provided to the
Trust and verified that such
information agrees (in the
event such information does
not agree, the Independent
Accountant will provide a
listing in its letter of such
differences) and (vi) with
respect to such confirmation
to Moody's (if Moody's is
then rating the Preferred
Shares) and Fitch (if Fitch is
then rating the Preferred
Shares), that the Trust has
satisfied the requirements of
Section M of this Part I with
respect to portfolio holdings
as of the date of such Report
(such confirmation is herein
called the "Auditor's
Confirmation"); provided,
however, that the
Independent Accountant may
base the conclusions related
to (ii) through (vi) above on a
sample of at least 25
securities (or such other
number of securities as the
Independent Accountant and
Moody's (if Moody's is then
rating the Preferred Shares)
and Fitch (if Fitch is then
rating the Preferred Shares)
may agree from time to time).
   (d)   Within ten Business
Days after the date of
delivery of a Preferred Shares
Basic Maintenance Report in
accordance with paragraph
(b) of this Section G relating
to any Valuation Date on
which the Trust failed to
satisfy the Preferred Shares
Basic Maintenance Amount,
and relating to the Preferred
Shares Basic Maintenance
Cure Date with respect to
such failure to satisfy the
Preferred Shares Basic
Maintenance Amount, the
Trust shall cause the
Independent Accountant to
provide to Fitch (if Fitch is
then rating the Preferred
Shares) and Moody's (if
Moody's is then rating the
Preferred Shares) an
Auditor's Confirmation as to
such Preferred Shares Basic
Maintenance Report.
   (e)   If any Auditor's
Confirmation delivered
pursuant to paragraph (c) or
(d) of this Section G shows
that an error was made in the
Preferred Shares Basic
Maintenance Report for a
particular Valuation Date for
which such Auditor's
Confirmation was required to
be delivered, or shows that a
lower aggregate Discounted
Value for the aggregate of all
Fitch Eligible Assets (if Fitch
is then rating the Preferred
Shares) or Moody's Eligible
Assets (if Moody's is then
rating the Preferred Shares),
as the case may be, of the
Trust was determined by the
Independent Accountant,
then in the absence of
manifest error the calculation
or determination made by
such Independent Accountant
shall be final and conclusive
and shall be binding on the
Trust, and the Trust shall
accordingly amend and
deliver the Preferred Shares
Basic Maintenance Report to
Fitch (if Fitch is then rating
the Preferred Shares) and
Moody's (if Moody's is then
rating the Preferred Shares)
promptly following receipt
by the Trust of such
Auditor's Confirmation.
   (f)   On or before 5:00
p.m., Eastern time, on the
first Business Day after the
Date of Original Issue of any
Preferred Shares, the Trust
shall complete and deliver to
Fitch (if Fitch is then rating
the Preferred Shares) and
Moody's (if Moody's is then
rating the Preferred Shares) a
Preferred Shares Basic
Maintenance Report as of the
close of business on such
Date of Original Issue.
   (g)   On or before 5:00
p.m., Eastern time, on the
seventh Business Day after
either (i) the Trust shall have
redeemed Common Shares or
(ii) the ratio of the
Discounted Value of Fitch
Eligible Assets or the
Discounted Value of
Moody's Eligible Assets to
the Preferred Shares Basic
Maintenance Amount on any
valuation date is less than or
equal to 105% or (iii)
whenever requested by
Moody's or Fitch, the Trust
shall complete and deliver to
Fitch (if Fitch is then rating
the Preferred Shares) or
Moody's (if Moody's is then
rating the Preferred Shares),
as the case may be, a
Preferred Shares Basic
Maintenance Report as of the
date of such request.
      H.   RESERVED.
      I.   RESTRICTIONS ON
DISTRIBUTIONS AND OTHER
DISTRIBUTIONS.
   (a)   DISTRIBUTIONS
ON SHARES OTHER
THAN PREFERRED
SHARES.  Except as set forth
in the next sentence, no
distributions shall be declared
or paid or set apart for
payment on the shares of any
class or series of shares of the
Trust ranking, as to the
payment of distributions, on a
parity with Preferred Shares
for any period unless full
cumulative distributions have
been or contemporaneously
are declared and paid on the
Preferred Shares through its
most recent Distribution
Payment Date.  When
distributions are not paid in
full upon the Preferred Shares
through its most recent
Distribution Payment Date or
upon the shares of any other
class or series of shares of the
Trust ranking on a parity as
to the payment of
distributions with Preferred
Shares through their most
recent respective distribution
payment dates, all
distributions declared upon
Preferred Shares and any
other such class or series of
shares ranking on a parity as
to the payment of
distributions with Preferred
Shares shall be declared pro
rata so that the amount of
distributions declared per
share on Preferred Shares and
such other class or series of
shares shall in all cases bear
to each other the same ratio
that accumulated
distributions per share on the
Preferred Shares and such
other class or series of shares
bear to each other (for
purposes of this sentence, the
amount of distributions
declared per share of
Preferred Shares shall be
based on the Applicable Rate
for such share for the
Distribution Periods during
which distributions were not
paid in full).
   (b)   DIVIDENDS AND
OTHER DISTRIBUTIONS
WITH RESPECT TO
COMMON SHARES
UNDER THE 1940 ACT.
The Board of Trustees shall
not declare any dividend
(except a dividend payable in
Common Shares), or declare
any other distribution, upon
the Common Shares, or
purchase Common Shares,
unless in every such case the
Preferred Shares have, at the
time of any such declaration
or purchase, an asset
coverage (as defined in and
determined pursuant to the
1940 Act) of at least 200%
(or such other asset coverage
as may in the future be
specified in or under the 1940
Act as the minimum asset
coverage for senior securities
which are shares or stock of a
closed-end investment
company as a condition of
declaring dividends on its
common shares or stock)
after deducting the amount of
such dividend, distribution or
purchase price, as the case
may be.
   (c)   OTHER
RESTRICTIONS ON
DIVIDENDS AND OTHER
DISTRIBUTIONS.  For so
long as any Preferred Shares
are outstanding, and except
as set forth in paragraph (a)
of this Section I and
paragraph (c) of Section L of
this Part I, (A) the Trust shall
not declare, pay or set apart
for payment any dividend or
other distribution (other than
a dividend or distribution
paid in shares of, or in
options, warrants or rights to
subscribe for or purchase,
Common Shares or other
shares, if any, ranking junior
to the Preferred Shares as to
the payment of dividends and
the distribution of assets upon
dissolution, liquidation or
winding up) in respect of the
Common Shares or any other
shares of the Trust ranking
junior to or on a parity with
the Preferred Shares as to the
payment of dividends or
other distributions, including
the distribution of assets upon
dissolution, liquidation or
winding up, or call for
redemption, redeem,
purchase or otherwise acquire
for consideration any
Common Shares or any other
such junior shares (except by
conversion into or exchange
for shares of the Trust
ranking junior to the
Preferred Shares as to the
payment of dividends and
other distributions, including
the distribution of assets upon
dissolution, liquidation or
winding up), or any such
parity shares (except by
conversion into or exchange
for shares of the Trust
ranking junior to or on a
parity with Preferred Shares
as to the payment of
dividends and other
distributions, including the
distribution of assets upon
dissolution, liquidation or
winding up), unless (i) full
cumulative distributions on
Preferred Shares through its
most recently ended
Distribution Period shall have
been paid or shall have been
declared and sufficient funds
for the payment thereof are
reasonably expected by the
Trust to be available for
payment on the date payment
is due to the Auction Agent
and (ii) the Trust has
redeemed the full number of
Preferred Shares required to
be redeemed by any
provision for mandatory
redemption pertaining
thereto, and (B) the Trust
shall not declare, pay or set
apart for payment any
dividend or other distribution
(other than a dividend or
distribution paid in shares of,
or in options, warrants or
rights to subscribe for or
purchase, Common Shares or
other shares, if any, ranking
junior to Preferred Shares as
to the payment of dividends
and other distributions,
including the distribution of
assets upon dissolution,
liquidation or winding up) in
respect of Common Shares or
any other shares of the Trust
ranking junior to Preferred
Shares as to the payment of
dividends or other
distributions, including the
distribution of assets upon
dissolution, liquidation or
winding up, or call for
redemption, redeem,
purchase or otherwise acquire
for consideration any
Common Shares or any other
such junior shares (except by
conversion into or exchange
for shares of the Trust
ranking junior to Preferred
Shares as to the payment of
dividends and other
distributions, including the
distribution of assets upon
dissolution, liquidation or
winding up), unless
immediately after such
transaction the Discounted
Value of Moody's Eligible
Assets (if Moody's is then
rating the Preferred Shares)
and Fitch Eligible Assets (if
Fitch is then rating the
Preferred Shares) would each
at least equal the Preferred
Shares Basic Maintenance
Amount.
      J.   RESERVED.
      K.   REDEMPTION.
   (a)   OPTIONAL
REDEMPTION.
(i)   Subject to the
provisions of
subparagraph (v) of
this paragraph (a),
Preferred Shares may
be redeemed, at the
option of the Trust, as
a whole or from time
to time in part, on the
second Business Day
preceding any
Distribution Payment
Date for shares of a
Series, out of funds
legally available
therefor, at a
redemption price per
share equal to the sum
of $25,000 plus an
amount equal to
accumulated but
unpaid distributions
thereon (whether or
not earned or
declared) to (but not
including) the date
fixed for redemption;
provided, however,
that (1)  Preferred
Shares are redeemable
by the Trust during
the Initial Rate Period
only on the second
Business Day next
preceding the last
Distribution Payment
Date for such Initial
Rate Period; and (2)
subject to
subparagraph (ii) of
this paragraph (a), the
Notice of Special
Rate Period relating
to a Special Rate
Period of Preferred
Shares, as delivered to
the Auction Agent
and filed with the
Secretary of the Trust,
may provide that
shares of such Series
shall not be
redeemable during the
whole or any part of
such Special Rate
Period (except as
provided in
subparagraph (iv) of
this paragraph (a)) or
shall be redeemable
during the whole or
any part of such
Special Rate Period
only upon payment of
such redemption
premium or premiums
as shall be specified
therein ("Special
Redemption
Provisions").
(ii)   A Notice of
Special Rate Period
relating to Preferred
Shares for a Special
Rate Period thereof
may contain Special
Redemption
Provisions only if the
Trust's Board of
Trustees, after
consultation with the
Broker-Dealer or
Broker-Dealers for
such Special Rate
Period of shares of a
Series, determines
that such Special
Redemption
Provisions are in the
best interest of the
Trust.
(iii)   If fewer than all
of the outstanding
Preferred Shares are
to be redeemed
pursuant to
subparagraph (i) of
this paragraph (a), the
number of shares of
the applicable Series
to be redeemed shall
be determined by the
Board of Trustees,
and such shares shall
be redeemed pro rata
from the Holders of
shares of such Series
in proportion to the
number of shares of
such Series held by
such Holders or by
such other method
that the Board of
Trustees deems fair
and equitable.
(iv)   Subject to the
provisions of
subparagraph (v) of
this paragraph (a),
Preferred Shares may
be redeemed, at the
option of the Trust, as
a whole but not in
part, out of funds
legally available
therefor, on the first
day following any
Distribution Period
thereof included in a
Rate Period consisting
of more than 364 Rate
Period Days if, on the
date of determination
of the Applicable
Rate for shares of the
applicable Series for
such Rate Period,
such Applicable Rate
equaled or exceeded
on such date of
determination the
Treasury Note Rate
for such Rate Period,
at a redemption price
per share equal to the
sum of $25,000 plus
an amount equal to
accumulated but
unpaid distributions
thereon (whether or
not earned or
declared) to (but not
including) the date
fixed for redemption.
(v)   The Trust may
not on any date mail a
Notice of Redemption
pursuant to paragraph
(c) of this Section K
in respect of a
redemption
contemplated to be
effected pursuant to
this paragraph (a)
unless on such date
(a) the Trust has
available Deposit
Securities with
maturity or tender
dates not later than
the day preceding the
applicable redemption
date and having a
value not less than the
amount (including
any applicable
premium) due to
Holders of Preferred
Shares by reason of
the redemption of
such shares on such
redemption date and
(b) the Discounted
Value of Moody's
Eligible Assets (if
Moody's is then
rating the Preferred
Shares) and the
Discounted Value of
Fitch Eligible Assets
(if Fitch is then rating
the Preferred Shares)
each at least equal the
Preferred Shares
Basic Maintenance
Amount, and would at
least equal the
Preferred Shares
Basic Maintenance
Amount immediately
subsequent to such
redemption if such
redemption were to
occur on such date.
The Trust shall not be
required to have
available Deposit
Securities as
described in clause (a)
of this subparagraph
(v) in respect of a
redemption of any
Preferred Shares, as a
whole or in part,
contemplated to be
effected pursuant to
paragraph 11(a)
where such
redemption is subject
to the issuance of
shares of any other
series of preferred
shares or debt or other
leverage of the Trust.
For purposes of
determining in clause
(b) of the second
preceding sentence
whether the
Discounted Value of
Moody's Eligible
Assets and Fitch
Eligible Assets each
at least equal the
Preferred Shares
Basic Maintenance
Amount, and would at
least equal the
Preferred Shares
Basic Maintenance
Amount immediately
subsequent to such
redemption, the
Moody's Discount
Factor applicable to
Moody's Eligible
Assets and the Fitch
Discount Factor
applicable to Fitch
Discount Assets shall
be determined by
reference, if
applicable, to the first
Exposure Period
longer than the
Exposure Period then
applicable to the
Trust, as described in
the definition of
Moody's Discount
Factor and Fitch
Discount Factor
herein.
   (b)   MANDATORY
REDEMPTION.  The Trust
shall redeem, at a redemption
price equal to $25,000 per
share plus accumulated but
unpaid distributions thereon
(whether or not earned or
declared) to (but not
including) the date fixed by
the Board of Trustees for
redemption, certain of the
Preferred Shares, if the Trust
fails to have either Moody's
Eligible Assets with a
Discounted Value or Fitch
Eligible Assets with a
Discounted Value greater
than or equal to the Preferred
Shares Basic Maintenance
Amount, in accordance with
the requirements of the rating
agency or agencies then
rating the Preferred Shares,
or fails to maintain the 1940
Act Preferred Shares Asset
Coverage and such failure is
not cured on or before the
Preferred Shares Basic
Maintenance Cure Date or
the 1940 Act Cure Date, as
the case may be.  The number
of Preferred Shares to be
redeemed shall be equal to
the lesser of (i) the minimum
number of Preferred Shares,
together with all other
preferred shares subject to
redemption or retirement, the
redemption of which, if
deemed to have occurred
immediately prior to the
opening of business on the
Cure Date, would have
resulted in the Trust's having
both Moody's Eligible Assets
with a Discounted Value and
Fitch Eligible Assets with a
Discounted Value greater
than or equal to the Preferred
Shares Basic Maintenance
Amount or maintaining the
1940 Act Preferred Shares
Asset Coverage, as the case
may be, on such Cure Date
(provided, however, that if
there is no such minimum
number of Preferred Shares
and other preferred shares the
redemption or retirement of
which would have had such
result, all Preferred Shares
and other preferred shares
then outstanding shall be
redeemed), and (ii) the
maximum number of
Preferred Shares, together
with all other preferred shares
subject to redemption or
retirement, that can be
redeemed out of funds
expected to be legally
available therefor in
accordance with the
Declaration of Trust and
applicable law.  In
determining the Preferred
Shares required to be
redeemed in accordance with
the foregoing, the Trust shall
allocate the number required
to be redeemed to satisfy the
Preferred Shares Basic
Maintenance Amount or the
1940 Act Preferred Shares
Asset Coverage, as the case
may be, pro rata among
Preferred Shares and other
preferred shares (and, then,
pro rata among the Preferred
Shares) subject to redemption
or retirement.  The Trust shall
effect such redemption on the
date fixed by the Trust
therefor, which date shall not
be earlier than 20 days (or
such lesser number of days as
determined by the Trust with
appropriate consultation with
the Auction Agent and
Broker-Dealers) nor later
than 40 days after such Cure
Date, except that if the Trust
does not have funds legally
available for the redemption
of all of the required number
of Preferred Shares and other
preferred shares that are
subject to redemption or
retirement or the Trust
otherwise is unable to effect
such redemption on or prior
to 40 days after such Cure
Date, the Trust shall redeem
those Preferred Shares and
other preferred shares which
it was unable to redeem on
the earliest practicable date
on which it is able to effect
such redemption.  If fewer
than all of the outstanding
shares Preferred Shares are to
be redeemed pursuant to this
paragraph (b), the number of
Preferred Shares to be
redeemed shall be redeemed
pro rata from the Holders of
Preferred Shares in
proportion to the number of
Preferred Shares held by such
Holders or by such other
method that the Board of
Trustees deems fair and
equitable.
   (c)   NOTICE OF
REDEMPTION.  If the Trust
shall determine or be required
to redeem Preferred Shares
pursuant to paragraph (a) or
(b) of this Section K, it shall
mail a Notice of Redemption
with respect to such
redemption by first class
mail, postage prepaid, to each
Holder of the Preferred
Shares to be redeemed, at
such Holder's address as the
same appears on the record
books of the Trust on the
record date established by the
Board of Trustees.  Such
Notice of Redemption shall
be so mailed not less than 20
(or such lesser number of
days as determined by the
Trust with appropriate
consultation with the Auction
Agent and Broker-Dealers)
nor more than 45 days prior
to the date fixed for
redemption.  Each such
Notice of Redemption shall
state: (i) the redemption date;
(ii) the number of Preferred
Shares to be redeemed; (iii)
the CUSIP number for the
shares of the applicable
Series; (iv) the Redemption
Price; (v) the place or places
where the certificate(s) for
such shares (properly
endorsed or assigned for
transfer, if the Board of
Trustees shall so require and
the Notice of Redemption
shall so state) are to be
surrendered for payment of
the Redemption Price; (vi)
that distributions on the
shares to be redeemed will
cease to accumulate on such
redemption date; and (vii) the
provisions of this Section K
under which such redemption
is made.  If fewer than all
Preferred Shares held by any
Holder are to be redeemed,
the Notice of Redemption
mailed to such Holder shall
also specify the number of
shares of such Series to be
redeemed from such Holder.
The Trust may provide in any
Notice of Redemption
relating to a redemption
contemplated to be effected
pursuant to paragraph (a) of
this Section K that such
redemption is subject to one
or more conditions precedent
and that the Trust shall not be
required to effect such
redemption unless each such
condition shall have been
satisfied at the time or times
and in the manner specified
in such Notice of
Redemption.
   (d)   NO REDEMPTION
UNDER CERTAIN
CIRCUMSTANCES.
Notwithstanding the
provisions of paragraphs (a)
or (b) of this Section K, if
any distributions on Preferred
Shares (whether or not earned
or declared) are in arrears, no
Preferred Shares shall be
redeemed unless all
outstanding shares of the
applicable Series are
simultaneously redeemed,
and the Trust shall not
purchase or otherwise acquire
any shares of such Series;
provided, however, that the
foregoing shall not prevent
the purchase or acquisition of
all outstanding shares of such
Series pursuant to the
successful completion of an
otherwise lawful purchase or
exchange offer made on the
same terms to, and accepted
by, Holders of all outstanding
shares of such Series.
   (e)   ABSENCE OF
FUNDS AVAILABLE FOR
REDEMPTION.  To the
extent that any redemption
for which Notice of
Redemption has been mailed
is not made by reason of the
absence of legally available
funds therefor in accordance
with the Declaration of Trust
and applicable law, such
redemption shall be made as
soon as practicable to the
extent such funds become
available.  Failure to redeem
Preferred Shares shall be
deemed to exist at any time
after the date specified for
redemption in a Notice of
Redemption when the Trust
shall have failed, for any
reason whatsoever, to deposit
in trust with the Auction
Agent the Redemption Price
with respect to any shares for
which such Notice of
Redemption has been mailed;
provided, however, that the
foregoing shall not apply in
the case of the Trust's failure
to deposit in trust with the
Auction Agent the
Redemption Price with
respect to any shares where
(1) the Notice of Redemption
relating to such redemption
provided that such
redemption was subject to
one or more conditions
precedent and (2) any such
condition precedent shall not
have been satisfied at the
time or times and in the
manner specified in such
Notice of Redemption.
Notwithstanding the fact that
the Trust may not have
redeemed Preferred Shares
for which a Notice of
Redemption has been mailed,
distributions may be declared
and paid on Preferred Shares
and shall include those
Preferred Shares for which a
Notice of Redemption has
been mailed.
   (f)   AUCTION AGENT
AS TRUSTEE OF
REDEMPTION
PAYMENTS BY TRUST.
All moneys paid to the
Auction Agent for payment
of the Redemption Price of
Preferred Shares called for
redemption shall be held in
trust by the Auction Agent
for the benefit of Holders of
shares so to be redeemed.
   (g)   SHARES FOR
WHICH NOTICE OF
REDEMPTION HAS BEEN
GIVEN ARE NO LONGER
OUTSTANDING.  Provided
a Notice of Redemption has
been mailed pursuant to
paragraph (c) of this Section
K, upon the deposit with the
Auction Agent (on the
Business Day fixed for
redemption thereby, in funds
available on that Business
Day in The City of New
York, New York) of funds
sufficient to redeem the
Preferred Shares that are the
subject of such notice,
distributions on such shares
shall cease to accumulate and
such shares shall no longer be
deemed to be outstanding for
any purpose, and all rights of
the Holders of the shares so
called for redemption shall
cease and terminate, except
the right of such Holders to
receive the Redemption
Price, but without any
interest or other additional
amount, except as provided
in subparagraph (e)(i) of
Section B of this Part I and in
Section C of this Part I.  The
Trust shall be entitled to
receive from the Auction
Agent, promptly after the
date fixed for redemption,
any cash deposited with the
Auction Agent in excess of
(i) the aggregate Redemption
Price of the Preferred Shares
called for redemption on such
date and (ii) all other
amounts to which Holders of
Preferred Shares called for
redemption may be entitled.
Any funds so deposited that
are unclaimed at the end of
90 days from such
redemption date shall, to the
extent permitted by law, be
repaid to the Trust, after
which time the Holders of
Preferred Shares so called for
redemption may look only to
the Trust for payment of the
Redemption Price and all
other amounts to which they
may be entitled.
   (h)   COMPLIANCE
WITH APPLICABLE LAW.
In effecting any redemption
pursuant to this Section K,
the Trust shall use its best
efforts to comply with all
applicable conditions
precedent to effecting such
redemption under the 1940
Act and any applicable
Delaware law, but shall effect
no redemption except in
accordance with the 1940 Act
and any applicable Delaware
law.
   (i)   ONLY WHOLE
PREFERRED SHARES
MAY BE REDEEMED.  In
the case of any redemption
pursuant to this Section K,
only whole Preferred Shares
shall be redeemed, and in the
event that any provision of
the Declaration of Trust
would require redemption of
a fractional share, the
Auction Agent shall be
authorized to round up so that
only whole shares are
redeemed.
   (j)   MODIFICATION
OF REDEMPTION
PROCEDURES.
Notwithstanding any of the
foregoing provisions of this
Section K, the Trust may
modify any or all of the
requirements relating to the
Notice of Redemption
provided that (i) any such
modification does not
materially and adversely
affect any holder of Preferred
Shares, and (ii) the Trust
receives notice from
Moody's (if Moody's is then
rating the Preferred Shares)
and Fitch (if Fitch is then
rating the Preferred Shares)
that such modification would
not impair the ratings
assigned by Moody's and
Fitch to the Preferred Shares.
   (k)   PURCHASE OR
OTHER ACQUISITION OF
PREFERRED SHARES
OUTSIDE OF AN
AUCTION.  Except for the
provisions described above,
nothing contained in these
Bylaws limits any right of the
Trust to purchase or
otherwise acquire any
Preferred Shares outside of
an Auction at any price,
whether higher or lower than
the price that would be paid
in connection with an
optional or mandatory
redemption, so long as, at the
time of any such purchase,
there is no arrearage in the
payment of distributions on,
or the mandatory or optional
redemption price with respect
to, any Preferred Shares for
which Notice of Redemption
has been given and the Trust
meets the 1940 Act Preferred
Shares Asset Coverage and
the Preferred Shares Basic
Maintenance Amount Test
after giving effect to such
purchase or acquisition on the
date thereof.  Any shares that
are purchased, redeemed or
otherwise acquired by the
Trust shall have no voting
rights.  If fewer than all the
Outstanding Preferred Shares
are redeemed or otherwise
acquired by the Trust, the
Trust shall give notice of
such transaction to the
Auction Agent, in accordance
with the procedures agreed
upon by the Board of
Trustees.
      L.   LIQUIDATION
RIGHTS.
   (a)   RANKING.  The
Preferred Shares shall rank
on a parity with each other
and with shares of any other
series of preferred shares as
to the distribution of assets
upon dissolution, liquidation
or winding up of the affairs
of the Trust.
   (b)   DISTRIBUTIONS
UPON LIQUIDATION.
Upon the dissolution,
liquidation or winding up of
the affairs of the Trust,
whether voluntary or
involuntary, the Holders of
Preferred Shares then
outstanding shall be entitled
to receive and to be paid out
of the assets of the Trust
available for distribution to
its Shareholders, before any
payment or distribution shall
be made on the Common
Shares or on any other class
of shares of the Trust ranking
junior to the Preferred Shares
upon dissolution, liquidation
or winding up, an amount
equal to the Liquidation
Preference with respect to
such shares plus an amount
equal to all distributions
thereon (whether or not
earned or declared but
excluding interest thereon)
accumulated but unpaid to
(but not including) the date of
final distribution in same day
funds.  After the payment to
the Holders of the Preferred
Shares of the full preferential
amounts provided for in this
paragraph (b), the Holders of
Preferred Shares as such shall
have no right or claim to any
of the remaining assets of the
Trust.
   (c)   PRO RATA
DISTRIBUTIONS.  In the
event the assets of the Trust
available for distribution to
the Holders of Preferred
Shares upon any dissolution,
liquidation, or winding up of
the affairs of the Trust,
whether voluntary or
involuntary, shall be
insufficient to pay in full all
amounts to which such
Holders are entitled pursuant
to paragraph (b) of this
Section L, no such
distribution shall be made on
account of any shares of any
other class or series of
preferred shares ranking on a
parity with the Preferred
Shares with respect to the
distribution of assets upon
such dissolution, liquidation
or winding up unless
proportionate distributive
amounts shall be paid on
account of the Preferred
Shares, ratably, in proportion
to the full distributable
amounts for which holders of
all such parity shares are
respectively entitled upon
such dissolution, liquidation
or winding up.
   (d)   RIGHTS OF
JUNIOR SHARES.  Subject
to the rights of the holders of
shares of any series or class
or classes of shares ranking
on a parity with the Preferred
Shares with respect to the
distribution of assets upon
dissolution, liquidation or
winding up of the affairs of
the Trust, after payment shall
have been made in full to the
Holders of the Preferred
Shares as provided in
paragraph (b) of this Section
L, but not prior thereto, any
other series or class or classes
of shares ranking junior to
the Preferred Shares with
respect to the distribution of
assets upon dissolution,
liquidation or winding up of
the affairs of the Trust shall,
subject to the respective
terms and provisions (if any)
applying thereto, be entitled
to receive any and all assets
remaining to be paid or
distributed, and the Holders
of the Preferred Shares shall
not be entitled to share
therein.
   (e)   CERTAIN EVENTS
NOT CONSTITUTING
LIQUIDATION.  Neither the
sale of all or substantially all
the property or business of
the Trust, nor the merger or
consolidation of the Trust
into or with any corporation
nor the merger or
consolidation of any
corporation into or with the
Trust shall be a dissolution,
liquidation or winding up,
whether voluntary or
involuntary, for the purposes
of this Section L.
      M.   FUTURES AND
OPTIONS TRANSACTIONS;
FORWARD COMMITMENTS.
   (a)   If Moody's is rating
any Preferred Shares, then:
(i)   For so long as
any Preferred Shares
are rated by Moody's,
the Trust will not buy
or sell futures
contracts, write,
purchase or sell call
options on futures
contracts or purchase
put options on futures
contracts or write call
options (except
covered call options)
on portfolio securities
unless it receives
confirmation from
Moody's that
engaging in such
transactions would
not impair the ratings
then assigned to such
Preferred Shares by
Moody's, except that
the Trust may
purchase or sell
exchange-traded
futures contracts
based on the NAREIT
Index (the "Real
Estate Index") or
United States
Treasury Bonds, Bills
or Notes ("Treasury
Futures"), and
purchase, write or sell
exchange-traded put
options on such
futures contracts and
purchase, write or sell
exchange-traded call
options on such
futures contracts
(collectively,
"Moody's Hedging
Transactions"),
subject to the
following limitations:
(A)   the Trust
will not engage in
any Moody's
Hedging
Transaction based
on the Real Estate
Index (other than
transactions which
terminate a futures
contract or option
held by the Trust
by the Trust's
taking an opposite
position thereto
("Closing
Transactions"))
which would
cause the Trust at
the time of such
transaction to own
or have sold
outstanding
futures contracts
based on the Real
Estate Index
exceeding in
number 10% of
the average
number of daily
traded futures
contracts based on
the Real Estate
Index in the 30
days preceding the
time of effecting
such transaction
as reported by The
Wall Street
Journal;
(B)   the Trust will
not engage in any
Moody's Hedging
Transaction based
on Treasury
Futures (other
than Closing
Transactions)
which would
cause the Trust at
the time of such
transaction to own
or have sold (i)
outstanding
futures contracts
based on Treasury
Futures having an
aggregate Market
Value exceeding
20% of the
aggregate Market
Value of Moody's
Eligible Assets
owned by the
Trust and rated at
least Aa by
Moody's (or, if
not rated by
Moody's, rated
AAA by S&P), or
(ii) outstanding
futures contracts
based on Treasury
Futures having an
aggregate Market
Value exceeding
40% of the
aggregate Market
Value of all
securities of
REITs and Other
Real Estate
Companies
constituting
Moody's Eligible
Assets owned by
the Trust (other
than Moody's
Eligible Assets
already subject to
a Moody's
Hedging
Transaction) and
rated Baa or A by
Moody's (or, if
not rated by
Moody's, rated A
or AA by S&P)
(for purpose of the
foregoing clauses
(I) and (II), the
Trust shall be
deemed to own
futures contracts
that underlie any
outstanding
options written by
the Trust);
(C)   the Trust will
engage in Closing
Transactions to
close out any
outstanding
futures contract
based on the Real
Estate Index if the
amount of open
interest in the
Real Estate Index
as reported by The
Wall Street
Journal is less
than 100; and
(D)   the Trust
will not enter into
an option on
futures transaction
unless, after
giving effect
thereto, the Trust
would continue to
have Moody's
Eligible Assets
with an aggregate
Discounted Value
equal to or greater
than the Preferred
Shares Basic
Maintenance
Amount.
(ii)   For purposes of
determining whether
the Trust has
Moody's Eligible
Assets with an
aggregate Discounted
Value that equals or
exceeds the Preferred
Shares Basic
Maintenance Amount,
the Discounted Value
of Moody's Eligible
Assets which the
Trust is obligated to
deliver or receive
pursuant to an
outstanding futures
contract or option
shall be as follows:
(A)   assets
subject to call
options written by
the Trust which
are either
exchange-traded
and "readily
reversible" or
which expire
within 49 days
after the date as of
which such
valuation is made
shall be valued at
the lesser of: (i)
Discounted Value
and (ii) the
exercise price of
the call option
written by the
Trust;
(B)   assets subject
to call options
written by the
Trust not meeting
the requirements
of clause (A) of
this sentence shall
have no value;
(C)   assets subject
to put options
written by the
Trust shall be
valued at the
lesser of: (i) the
exercise price and
(ii) the Discounted
Value of the
subject security.
(iii)   For purposes of
determining whether
the Trust has
Moody's Eligible
Assets with an
aggregate Discounted
Value that equals or
exceeds the Preferred
Shares Basic
Maintenance Amount,
the following amounts
shall be subtracted
from the aggregate
Discounted Value of
the Moody's Eligible
Assets held by the
Trust:
(A)   10% of the
exercise price of a
written call
option;
(B)   the exercise
price of any
written put option;
(C)   where the
Trust is the seller
under a futures
contract, 10% of
the settlement
price of the
futures contract;
(D)   where the
Trust is the
purchaser under a
futures contract,
the settlement
price of assets
purchased under
such futures
contract;
(E)   the
settlement price of
the underlying
futures contract if
the Trust writes
put options on a
futures contract
and does not own
the underlying
contract; and
(F)   105% of the
Market Value of
the underlying
futures contracts if
the Trust writes
call options on a
futures contract
and does not own
the underlying
contract.
(iv)   For so long as
any Preferred Shares
are rated by Moody's,
the Trust will not
enter into any contract
to purchase securities
for a fixed price at a
future date beyond
customary settlement
time (other than such
contracts that
constitute Moody's
Hedging Transactions
that are permitted
under Section M(a)(ii)
of this Part I), except
that the Trust may
enter into such
contracts to purchase
newly-issued
securities on the date
such securities are
issued ("Forward
Commitments"),
subject to the
following limitation:
(A)   the Trust
will maintain in a
segregated
account with its
custodian cash,
cash equivalents
or short-term,
fixed-income
securities rated P-
1, MTG-1 or
MIG-1 by
Moody's and
maturing prior to
the date of the
Forward
Commitment with
a Market Value
that equals or
exceeds the
amount of the
Trust's
obligations under
any Forward
Commitments to
which it is from
time to time a
party or long-term
fixed income
securities with a
Discounted Value
that equals or
exceeds the
amount of the
Trust's
obligations under
any Forward
Commitment to
which it is from
time to time a
party; and
(B)   the Trust will
not enter into a
Forward
Commitment
unless, after
giving effect
thereto, the Trust
would continue to
have Moody's
Eligible Assets
with an aggregate
Discounted Value
equal to or greater
than the Preferred
Shares Basic
Maintenance
Amount.
      For purposes of
determining whether the
Trust has Moody's
Eligible Assets with an
aggregate Discounted
Value that equals or
exceeds the Preferred
Shares Basic
Maintenance Amount,
the Discounted Value of
all Forward
Commitments to which
the Trust is a party and
of all securities
deliverable to the Trust
pursuant to such
Forward Commitments
shall be zero.
   (b)   If Fitch is rating any
Preferred Shares, then:
(i)   For so long as
any Preferred Shares
are rated by Fitch, the
Trust will not buy or
sell futures contracts,
write, purchase or sell
call options on futures
contracts or purchase
put options on futures
contracts or write call
options (except
covered call options)
on portfolio securities
unless it receives
confirmation from
Fitch that engaging in
such transactions
would not impair the
ratings then assigned
to such Preferred
Shares by Fitch,
except that the Trust
may purchase or sell
exchange-traded
futures contracts
based on the Real
Estate Index or
Treasury Futures, and
purchase, write or sell
exchange-traded put
options on such
futures contracts and
purchase, write or sell
exchange-traded call
options on such
futures contracts
(collectively, "Fitch
Hedging
Transactions"),
subject to the
following limitations:
(A)   the Trust
will not engage in
any Fitch Hedging
Transaction based
on the Real Estate
Index (other than
Closing
Transactions)
which would
cause the Trust at
the time of such
transactions to
own or have sold
outstanding
futures contracts
based on the Real
Estate Index
exceeding in
number 10% of
the average
number of daily
traded futures
contracts based on
the Real Estate
Index in the 30
days preceding the
time of effecting
such transaction
(as reported by
The Wall Street
Journal);
(B)   the Trust will
not engage in any
Fitch Hedging
Transaction based
on Treasury
Futures (other
than Closing
Transactions)
which would
cause the Trust at
the time of such
transaction to own
or have sold (i)
outstanding
futures contracts
based on Treasury
Futures having an
aggregate Market
Value exceeding
20% of the
aggregate Market
Value of Fitch
Eligible Assets
owned by the
Trust and rated at
least AA by Fitch
(or, if not rated by
Fitch, rated at
least Aa by
Moody's; or, if
not rated by
Moody's, rated at
least AA by S&P),
or (ii) outstanding
futures contracts
based on Treasury
Futures having an
aggregate Market
Value exceeding
40% of the
aggregate Market
Value of all Real
Estate Securities
constituting Fitch
Eligible Assets
owned by the
Trust (other than
Fitch Eligible
Assets already
subject to a Fitch
Hedging
Transaction) and
rated at least BBB
by Fitch (or, if not
rated by Fitch,
rated at least Baa
by Moody's, or, if
not rated by
Moody's, rated at
least A by S&P)
(for purposes of
the foregoing
clauses (i) and (ii),
the Trust shall be
deemed to own
futures contracts
that underlie any
outstanding
options written by
the Trust);
(C)   the Trust will
engage in Closing
Transactions to
close any
outstanding
futures contract
based on the Real
Estate Index if the
amount of open
interest in the
Real Estate Index
as reported by The
Wall Street
Journal is less
than 100; and
(D)   the Trust
will not enter into
an option on
future transaction
unless, after
giving effect
thereto, the Trust
would continue to
have Fitch
Eligible Assets
with an aggregate
Discounted Value
equal to or greater
than the Preferred
Shares Basic
Maintenance
Amount.
(ii)   For purposes of
determining whether
the Trust has Fitch
Eligible Assets with
an aggregate
Discounted Value that
equals or exceeds the
Preferred Shares
Basic Maintenance
Amount, the
Discounted Value of
Fitch Eligible Assets
which the Trust is
obligated to deliver or
receive pursuant to an
outstanding futures
contract or option
shall be as follows:
(A)   assets
subject to call
options written by
the Trust which
are either
exchange-traded
and "readily
reversible" or
which expire
within 49 days
after the date as of
which such
valuation is made
shall be valued at
the lesser of:  (i)
Discounted Value
and (ii) the
exercise price of
the call option
written by the
Trust;
(B)   assets subject
to call options
written by the
Trust not meeting
the requirements
of clause (A) of
this sentence shall
have no value;
(C)   assets subject
to put options
written by the
Trust shall be
valued at the
lesser of: (i) the
exercise price and
(ii) the Discounted
Value of the
subject security.
(iii)   For purposes of
determining whether
the Trust has Fitch
Eligible Assets with
an aggregate
Discounted Value that
equals or exceeds the
Preferred Shares
Basic Maintenance
Amount, the
following amounts
shall be subtracted
from the aggregate
Discounted Value of
the Fitch Eligible
Assets held by the
Trust:
(A)   10% of the
exercise price of a
written call
option;
(B)   the exercise
price of any
written put option;
(C)   where the
Trust is the seller
under a futures
contract, 10% of
the settlement
price of the
futures contract;
(D)   where the
Trust is the
purchaser under a
futures contract,
the settlement
price of assets
purchased under
such futures
contract;
(E)   the
settlement price of
the underlying
futures contract if
the Trust writes
put options on a
futures contract
and does not own
the underlying
contract; and
(F)   105% of the
Market Value of
the underlying
futures contracts if
the Trust writes
call options on a
futures contract
and does not own
the underlying
contract.
(iv)   For so long as
any Preferred Shares
are rated by Fitch, the
Trust will not enter
into any contract to
purchase securities for
a fixed price at a
future date beyond
customary settlement
time (other than such
contracts that
constitute Fitch
Hedging Transactions
that are permitted
under Section
M(b)(ii) of this Part
I), except that the
Trust may enter into
Forward
Commitments, subject
to the following
limitation:
(A)   the Trust
will maintain in a
segregated
account with its
custodian cash,
cash equivalents
or short-term,
fixed-income
securities rated F-
1 by Fitch (or, if
not rated by Fitch,
rated P-1, MTG-1
or MIG-1 by
Moody's) and
maturing prior to
the date of the
Forward
Commitment with
a Market Value
that equals or
exceeds the
amount of the
Trust's
obligations under
any Forward
Commitments to
which it is from
time to time a
party or long-term
fixed income
securities with a
Discounted Value
that equals or
exceeds the
amount of the
Trust's
obligations under
any Forward
Commitment to
which it is from
time to time a
party; and
(B)   the Trust will
not enter into a
Forward
Commitment
unless, after
giving effect
thereto, the Trust
would continue to
have Fitch
Eligible Assets
with an aggregate
Discounted Value
equal to or greater
than the Preferred
Shares Basic
Maintenance
Amount.
      For purposes
of determining
whether the Trust has
Fitch Eligible Assets
with an aggregate
Discounted Value that
equals or exceeds the
Preferred Shares
Basic Maintenance
Amount, the
Discounted Value of
all Forward
Commitments to
which the Trust is a
party and of all
securities deliverable
to the Trust pursuant
to such Forward
Commitments shall be
zero.
   (c)   For so long as any
Preferred Shares are
outstanding and Moody's or
Fitch or both is rating such
shares, the Trust will not,
unless it has received
confirmation from Moody's
or Fitch or both, as
applicable, that any such
action would not impair the
rating then assigned by such
rating agency to such shares,
engage in any one or more of
the following transactions:
(i)   	borrow
money, except that
the Trust may,
without obtaining the
confirmation
described above,
borrow money for the
purpose of clearing
securities transactions
if
(A)   the Preferred
Shares Basic
Maintenance
Amount would
continue to be
satisfied after
giving effect to
such borrowing
and
(B)   such
borrowing (i) is
privately arranged
with a bank or
other person and
is evidenced by a
promissory note
or other evidence
of indebtedness
that is not
intended to be
publicly
distributed or (ii)
is for "temporary
purposes," is
evidenced by a
promissory note
or other evidence
of indebtedness
and is in an
amount not
exceeding 5% of
the value of the
total assets of the
Trust at the time
of the borrowing
(for purposes of
the foregoing,
"temporary
purposes" means
that the borrowing
is to be repaid
within sixty days
and is not to be
extended or
renewed);
(ii)   except as
provided in Section E
of this Part I, issue
additional Preferred
Shares or any class or
series of shares
ranking prior to or on
a parity with
Preferred Shares with
respect to the
payment of dividends
or other distributions,
including the
distribution of assets
upon dissolution,
liquidation or winding
up of the Trust, or
reissue any Preferred
Shares previously
purchased or
redeemed by the
Trust;
(iii)   engage in any
short sales of
securities;
(iv)   lend securities;
(v)   merge or
consolidate into or
with any other
corporation or entity;
(vi)   for purposes of
valuation of Moody's
Eligible Assets: (A) if
the Trust writes a call
option, the underlying
asset will be valued as
follows:(1) if the
option is exchange-
traded and may be
offset readily or if the
option expires before
the earliest possible
redemption of a
Series, at the lower of
the Discounted Value
of the underlying
security of the option
and the exercise price
of the option or (2)
otherwise, it has no
value; (B) if the Trust
writes a put option,
the underlying asset
will be valued as
follows: the lesser of
(1) exercise price and
(2) the Discounted
Value of the
underlying security;
and (C) call or put
option contracts
which the Trust buys
have no value.  For so
long as any Series is
rated by Moody's:
(A) the Trust will not
engage in options
transactions for
leveraging or
speculative purposes;
(B) the Trust will not
write or sell any
anticipatory contracts
pursuant to which the
Trust hedges the
anticipated purchase
of an asset prior to
completion of such
purchase; (C) the
Trust will not enter
into an option
transaction with
respect to portfolio
securities unless, after
giving effect thereto,
the Trust would
continue to have
Eligible Assets with
an aggregate
Discounted Value
equal to or greater
than the Preferred
Shares Basic
Maintenance Amount;
(D) the Trust will not
enter into an option
transaction with
respect to portfolio
securities unless after
giving effect to such
transaction the Trust
would continue to be
in compliance with
the provisions relating
to the Preferred
Shares Basic
Maintenance Amount;
(E) for purposes of
the Preferred Shares
Basic Maintenance
Amount assets in
margin accounts are
not Eligible Assets;
(F) the Trust will
write only exchange-
traded options on
exchanges approved
by Moody's (if
Moody's is then
rating any series of
Preferred Shares); (G)
where delivery may
be made to the Trust
with any of a class of
securities, the Trust
will assume for
purposes of the
Preferred Shares
Basic Maintenance
Amount that it takes
delivery of that
security which yields
it the least value; (H)
the Trust will not
engage in forward
contracts; and (I)
there will be a
quarterly audit made
of the Trust's options
transactions by the
Trust's independent
auditors to confirm
that the Trust is in
compliance with these
standards;
(vii)   change a
pricing service (which
has been designated
by management or the
Board of Trustees);
and
(viii)   enter into
reverse repurchase
agreements.
   In the event any Preferred
Shares are outstanding and
another nationally-recognized
statistical rating organization
is rating such shares in
addition to or in lieu of
Moody's or Fitch, the Trust
shall comply with any
restrictions imposed by such
rating agency, which
restrictions may be more
restrictive than those imposed
by Moody's or Fitch.
      N.   MISCELLANEOUS.
   (a)   AMENDMENT OF
BYLAWS TO ADD
ADDITIONAL SERIES.
Subject to the provisions of
paragraph (c) of Section J of
this Part I, the Board of
Trustees may, by resolution
duly adopted, without
shareholder approval (except
as otherwise provided by
these Bylaws or required by
applicable law), approving an
annex hereto, (1) reflect any
amendments hereto which the
Board of Trustees is entitled
to adopt pursuant to the terms
of these Bylaws without
shareholder approval or (2)
add additional series of
Preferred Shares or additional
shares of a Series (and terms
relating thereto) to the Series
and Preferred Shares
described herein.  Each such
additional series and all such
additional shares shall be
governed by the terms of
these Bylaws.
   (b)   NO FRACTIONAL
SHARES.  No fractional
Preferred Shares shall be
issued.
   (c)   STATUS OF
PREFERRED SHARES
REDEEMED,
EXCHANGED OR
OTHERWISE ACQUIRED
BY THE TRUST.  Preferred
Shares that are redeemed,
exchanged or otherwise
acquired by the Trust shall
return to the status of
authorized and unissued
Preferred Shares.
   (d)   BOARD MAY
RESOLVE AMBIGUITIES.
To the extent permitted by
applicable law, the Board of
Trustees may interpret or
adjust the provisions of these
Bylaws to resolve any
inconsistency or ambiguity or
to remedy any formal defect,
and may amend these Bylaws
with respect to Preferred
Shares prior to the issuance
of shares of any series of
Preferred Shares.
   (e)   HEADINGS NOT
DETERMINATIVE.  The
headings contained in these
Bylaws are for convenience
of reference only and shall
not affect the meaning or
interpretation of these
Bylaws.
   (f)   NOTICES.  All
notices or communications,
unless otherwise specified in
these Bylaws, shall be
sufficiently given if in
writing and delivered in
person or by facsimile or
mailed by first-class mail,
postage prepaid.  Notices
delivered pursuant to this
Section N shall be deemed
given on the earlier of the
date received or the date five
days after which such notice
is mailed, except as otherwise
provided in these Bylaws or
by the Delaware General
Corporation Law for notices
of shareholders' meetings.
   (g)   EXEMPTION
FROM OWNERSHIP
RESTRICTIONS.  Pursuant
to Article V, Sections 2.7(a)-
(b) of the Declaration of
Trust, for any Person who
holds Preferred Shares, the
share ownership restrictions
contained in Article V,
Sections 2.1(a)(i)-(ii) of the
Declaration of Trust shall be
computed as though all
Preferred Shares were not
issued and outstanding.
PART II

      A.   ORDERS.
   (a)   Prior to the
Submission Deadline on each
Auction Date for Preferred
Shares:
(i)   each Beneficial
Owner of shares of a
Series may submit to
its Broker-Dealer by
telephone or
otherwise information
as to:
(A)   the number
of Outstanding
shares, if any, of
such Series held
by such Beneficial
Owner which such
Beneficial Owner
desires to continue
to hold without
regard to the
Applicable Rate
for shares of such
Series for the next
succeeding Rate
Period of such
series;
(B)   the number
of Outstanding
shares, if any, of
such Series of
Preferred Shares
held by such
Beneficial Owner
which such
Beneficial Owner
offers to sell if the
Applicable Rate
for shares of such
Series for the next
succeeding Rate
Period of shares
of such Series
shall be less than
the rate per annum
specified by such
Beneficial Owner;
and/or
(C)   the number
of Outstanding
shares, if any, of
such Series of
Preferred Shares
held by such
Beneficial Owner
which such
Beneficial Owner
offers to sell
without regard to
the Applicable
Rate for shares of
such Series for the
next succeeding
Rate Period of
shares of such
Series; and
(ii)   one or more
Broker-Dealers, using
lists of Potential
Beneficial Owners,
shall in good faith for
the purpose of
conducting a
competitive Auction
in a commercially
reasonable manner,
contact Potential
Beneficial Owners
(by telephone or
otherwise), including
Persons that are not
Beneficial Owners, on
such lists to determine
the number of shares,
if any, of a Series
which each such
Potential Beneficial
Owner offers to
purchase if the
Applicable Rate for
shares of such Series
for the next
succeeding Rate
Period of shares of
such Series shall not
be less than the rate
per annum specified
by such Potential
Beneficial Owner.
      For the purposes hereof,
the communication by a
Beneficial Owner or Potential
Beneficial Owner to a Broker-
Dealer, or by a Broker-Dealer to
the Auction Agent, of
information referred to in clause
(i)(A), (i)(B), (i)(C) or (ii) of this
paragraph (a) is hereinafter
referred to as an "Order" and
collectively as "Orders" and each
Beneficial Owner and each
Potential Beneficial Owner
placing an Order with a Broker-
Dealer, and such Broker-Dealer
placing an Order with the
Auction Agent, is hereinafter
referred to as a "Bidder" and
collectively as "Bidders"; an
Order containing the information
referred to in clause (i)(A) of this
paragraph (a) is hereinafter
referred to as a "Hold Order" and
collectively as "Hold Orders"; an
Order containing the information
referred to in clause (i)(B) or (ii)
of this paragraph (a) is
hereinafter referred to as a "Bid"
and collectively as "Bids"; and
an Order containing the
information referred to in clause
(i)(C) of this paragraph (a) is
hereinafter referred to as a "Sell
Order" and collectively as "Sell
Orders."
   (b)
(i)   A Bid by a
Beneficial Owner or
an Existing Holder of
Preferred Shares
subject to an Auction
on any Auction Date
shall constitute an
irrevocable offer to
sell:
(A)   the number
of Outstanding
shares of the
Series specified in
such Bid if the
Applicable Rate
for shares of such
Series determined
on such Auction
Date shall be less
than the rate
specified therein;
(B)   such number
or a lesser number
of Outstanding
shares of the
Series to be
determined as set
forth in clause (iv)
of paragraph (a)
of Section D of
this Part II if the
Applicable Rate
for shares of such
Series determined
on such Auction
Date shall be
equal to the rate
specified therein;
or
(C)   the number
of Outstanding
shares of the
Series specified in
such Bid if the
rate specified
therein shall be
higher than the
Maximum Rate
for shares of such
Series, or such
number or a lesser
number of
Outstanding
shares of such
Series to be
determined as set
forth in clause (iii)
of paragraph (b)
of Section D of
this Part II if the
rate specified
therein shall be
higher than the
Maximum Rate
for shares of such
Series and
Sufficient
Clearing Bids for
shares of such
Series do not
exist.
(ii)   A Sell Order by
a Beneficial Owner or
an Existing Holder of
Preferred Shares
subject to an Auction
on any Auction Date
shall constitute an
irrevocable offer to
sell:
(A)   the number
of Outstanding
shares of the
Series specified in
such Sell Order;
or
(B)   such number
or a lesser number
of Outstanding
shares of the
Series as set forth
in clause (iii) of
paragraph (b) of
Section D of this
Part II if
Sufficient
Clearing Bids for
shares of such
Series do not
exist; provided,
however, that a
Broker-Dealer
that is an Existing
Holder with
respect to shares
of a Series shall
not be liable to
any Person for
failing to sell such
shares pursuant to
a Sell Order
described in the
proviso to
paragraph (c) of
Section B of this
Part II if (1) such
shares were
transferred by the
Beneficial Owner
thereof without
compliance by
such Beneficial
Owner or its
transferee Broker-
Dealer (or other
transferee person,
if permitted by the
Trust) with the
provisions of
Section G of this
Part II or (2) such
Broker-Dealer has
informed the
Auction Agent
pursuant to the
terms of its
Broker-Dealer
Agreement that,
according to such
Broker-Dealer's
records, such
Broker-Dealer
believes it is not
the Existing
Holder of such
shares.
(iii)   A Bid by a
Potential Beneficial
Holder or a Potential
Holder of Preferred
Shares subject to an
Auction on any
Auction Date shall
constitute an
irrevocable offer to
purchase:
(A)   the number
of Outstanding
shares of the
Series specified in
such Bid if the
Applicable Rate
for shares of such
Series determined
on such Auction
Date shall be
higher than the
rate specified
therein; or
(B)   such number
or a lesser number
of Outstanding
shares of the
Series as set forth
in clause (v) of
paragraph (a) of
Section D of this
Part II if the
Applicable Rate
for shares of such
Series determined
on such Auction
Date shall be
equal to the rate
specified therein.
   (c)   No Order for any
number of Preferred Shares
other than whole shares shall
be valid.
      B.   SUBMISSION OF
ORDERS BY BROKER-DEALERS
TO AUCTION AGENT.
   (a)   Each Broker-Dealer
shall submit in writing to the
Auction Agent prior to the
Submission Deadline on each
Auction Date all Orders for
Preferred Shares subject to an
Auction on such Auction
Date obtained by such
Broker-Dealer, designating
itself (unless otherwise
permitted by the Trust) as an
Existing Holder in respect of
shares subject to Orders
submitted or deemed
submitted to it by Beneficial
Owners and as a Potential
Holder in respect of shares
subject to Orders submitted
to it by Potential Beneficial
Owners, and shall specify
with respect to each Order for
such shares:
(i)   the name of the
Bidder placing such
Order (which shall be
the Broker-Dealer
unless otherwise
permitted by the
Trust);
(ii)   the aggregate
number of shares of
the applicable Series
that are the subject of
such Order;
(iii)   to the extent that
such Bidder is an
Existing Holder of
shares of the
applicable Series:
(A)   the number
of shares, if any,
of such Series
subject to any
Hold Order of
such Existing
Holder;
(B)   the number
of shares, if any,
of such Series
subject to any Bid
of such Existing
Holder and the
rate specified in
such Bid; and
(C)   the number
of shares, if any,
of such Series
subject to any Sell
Order of such
Existing Holder;
and
(iv)   to the extent
such Bidder is a
Potential Holder of
shares of the
applicable Series, the
rate and number of
shares of such Series
specified in such
Potential Holder's
Bid.
   (b)   If any rate specified
in any Bid contains more
than three figures to the right
of the decimal point, the
Auction Agent shall round
such rate up to the next
highest one thousandth (.001)
of 1%.
   (c)   If an Order or Orders
covering all of the
Outstanding Preferred Shares
held by any Existing Holder
is not submitted to the
Auction Agent prior to the
Submission Deadline, the
Auction Agent shall deem a
Hold Order to have been
submitted by or on behalf of
such Existing Holder
covering the number of
Outstanding shares of the
applicable Series held by
such Existing Holder and not
subject to Orders submitted
to the Auction Agent;
provided, however, that if an
Order or Orders covering all
of the Outstanding shares of
the Series held by any
Existing Holder is not
submitted to the Auction
Agent prior to the
Submission Deadline for an
Auction relating to a Special
Rate Period consisting of
more than 28 Rate Period
Days, the Auction Agent
shall deem a Sell Order to
have been submitted by or on
behalf of such Existing
Holder covering the number
of outstanding shares of the
Series held by such Existing
Holder and not subject to
Orders submitted to the
Auction Agent.
   (d)   If one or more
Orders of an Existing Holder
is submitted to the Auction
Agent covering in the
aggregate more than the
number of Outstanding
Preferred Shares subject to an
Auction held by such
Existing Holder, such Orders
shall be considered valid in
the following order of
priority:
(i)   all Hold Orders
for shares of the
applicable Series shall
be considered valid,
but only up to and
including in the
aggregate the number
of Outstanding shares
of such Series held by
such Existing Holder,
and if the number of
shares of such Series
subject to such Hold
Orders exceeds the
number of
Outstanding shares of
such Series held by
such Existing Holder,
the number of shares
subject to each such
Hold Order shall be
reduced pro rata to
cover the number of
Outstanding shares of
such Series held by
such Existing Holder;
(ii)   (A) any Bid for
shares of such Series
shall be considered
valid up to and
including the excess
of the number of
Outstanding shares of
such Series held by
such Existing Holder
over the number of
shares of such Series
subject to any Hold
Orders referred to in
clause (i) above;
(B)  subject to
subclause (A), if
more than one
Bid of an
Existing Holder
for shares of
such Series is
submitted to the
Auction Agent
with the same
rate and the
number of
Outstanding
shares of such
Series subject to
such Bids is
greater than
such excess,
such Bids shall
be considered
valid up to and
including the
amount of such
excess, and the
number of
shares of such
Series subject to
each Bid with
the same rate
shall be reduced
pro rata to cover
the number of
shares of the
Series equal to
such excess;
(C)  subject to
subclauses (A)
and (B), if more
than one Bid of
an Existing
Holder for
shares of such
Series is
submitted to the
Auction Agent
with different
rates, such Bids
shall be
considered valid
in the ascending
order of their
respective rates
up to and
including the
amount of such
excess; and
(D)  in any such
event, the
number, if any,
of such
Outstanding
shares of such
Series subject to
any portion of
Bids considered
not valid in
whole or in part
under this clause
(ii) shall be
treated as the
subject of a Bid
for shares of
such Series by
or on behalf of a
Potential Holder
at the rate
therein
specified; and
(iii)   all Sell Orders
for shares of such
Series shall be
considered valid up to
and including the
excess of the number
of Outstanding shares
of such Series held by
such Existing Holder
over the sum of shares
of such Series subject
to valid Hold Orders
referred to in clause
(i) above and valid
Bids referred to in
clause (ii) above.
   (e)   If more than one Bid
for one or more Preferred
Shares is submitted to the
Auction Agent by or on
behalf of any Potential
Holder, each such Bid
submitted shall be a separate
Bid with the rate and number
of shares therein specified.
   (f)   Any Order submitted
by a Beneficial Owner or a
Potential Beneficial Owner to
its Broker-Dealer, or by a
Broker-Dealer to the Auction
Agent, prior to the
Submission Deadline on any
Auction Date, shall be
irrevocable.
      C.   DETERMINATION OF
SUFFICIENT CLEARING BIDS,
WINNING BID RATE AND
APPLICABLE RATE.
   (a)   Not earlier than the
Submission Deadline on each
Auction Date for Preferred
Shares, the Auction Agent
shall assemble all valid
Orders submitted or deemed
submitted to it by the Broker-
Dealers in respect of shares
of the applicable Series (each
such Order as submitted or
deemed submitted by a
Broker-Dealer being
hereinafter referred to
individually as a "Submitted
Hold Order," a "Submitted
Bid" or a "Submitted Sell
Order," as the case may be,
or as a "Submitted Order"
and collectively as
"Submitted Hold Orders,"
"Submitted Bids" or
"Submitted Sell Orders," as
the case may be, or as
"Submitted Orders") and
shall determine for such
Series:
(i)   the excess of the
number of
Outstanding Preferred
Shares of such Series
over the number of
Outstanding shares of
such Series subject to
Submitted Hold
Orders (such excess
being hereinafter
referred to as the
"Available Preferred
Shares" of such
Series);
(ii)   from the
Submitted Orders for
shares of such Series
whether:
(A)   the number
of Outstanding
shares of such
Series subject to
Submitted Bids of
Potential Holders
specifying one or
more rates equal
to or lower than
the Maximum
Rate for shares of
such Series
exceeds or is
equal to the sum
of:
(B)   the number
of Outstanding
shares of such
Series subject to
Submitted Bids of
Existing Holders
specifying one or
more rates higher
than the
Maximum Rate
for shares of such
Series; and
(C)   the number
of Outstanding
shares of such
Series subject to
Submitted Sell
Orders (in the
event such excess
or such equality
exists (other than
because the
number of shares
of such Series in
subclauses (B)
and (C) above is
zero because all of
the Outstanding
shares of such
Series are subject
to Submitted Hold
Orders), such
Submitted Bids in
subclause (A)
above being
hereinafter
referred to
collectively as
"Sufficient
Clearing Bids" for
shares of such
Series); and
(iii)   if Sufficient
Clearing Bids for
shares of such Series
exist, the lowest rate
specified in such
Submitted Bids (the
"Winning Bid Rate"
for shares of such
Series) which if:
(A)   (I) each such
Submitted Bid of
Existing Holders
specifying such
lowest rate and
(II) all other such
Submitted Bids of
Existing Holders
specifying lower
rates were
rejected, thus
entitling such
Existing Holders
to continue to
hold the shares of
such Series that
are subject to such
Submitted Bids;
and
(B)   (I) each such
Submitted Bid of
Potential Holders
specifying such
lowest rate and
(II) all other such
Submitted Bids of
Potential Holders
specifying lower
rates were
accepted;
would result in such
Existing Holders
described in subclause
(A) above continuing
to hold an aggregate
number of
Outstanding shares of
such Series which,
when added to the
number of
Outstanding shares of
such Series to be
purchased by such
Potential Holders
described in subclause
(B) above, would
equal not less than the
Available Preferred
Shares of such Series.
   (b)   Promptly after the
Auction Agent has made the
determinations pursuant to
paragraph (a) of this Section
C, the Auction Agent shall
advise the Trust of the
Maximum Rate for Preferred
Shares for which an Auction
is being held on the Auction
Date and, based on such
determination, the Applicable
Rate for shares of the
applicable Series for the next
succeeding Rate Period
thereof as follows:
(i)   if Sufficient
Clearing Bids for
shares of such Series
exist, the Applicable
Rate for all shares of
the Series for the next
succeeding Rate
Period thereof shall
be equal to the
Winning Bid Rate for
shares of such Series
so determined;
(ii)   if Sufficient
Clearing Bids for
shares of such Series
do not exist (other
than because all of the
Outstanding shares of
such Series are
subject to Submitted
Hold Orders), the
Applicable Rate for
all shares of such
Series for the next
succeeding Rate
Period thereof shall
be equal to the
Maximum Rate for
shares of such Series;
or
(iii)   if all of the
Outstanding shares of
such Series are
subject to Submitted
Hold Orders, the
Applicable Rate for
all shares of such
Series for the next
succeeding Rate
Period thereof shall
be the All Hold Rate.
      D.   ACCEPTANCE AND
REJECTION OF SUBMITTED
BIDS AND SUBMITTED SELL
ORDERS AND ALLOCATION OF
SHARES.  Existing Holders shall
continue to hold the Preferred Shares
that are subject to Submitted Hold
Orders, and, based on the
determinations made pursuant to
paragraph (a) of Section C of this
Part II, the Submitted Bids and
Submitted Sell Orders shall be
accepted or rejected by the Auction
Agent and the Auction Agent shall
take such other action as set forth
below:
   (a)   If Sufficient Clearing
Bids for Preferred Shares
have been made, all
Submitted Sell Orders with
respect to shares of the
applicable Series shall be
accepted and, subject to the
provisions of paragraphs (d)
and (e) of this Section D,
Submitted Bids with respect
to shares of such Series shall
be accepted or rejected as
follows in the following order
of priority and all other
Submitted Bids with respect
to shares of such Series shall
be rejected:
(i)   Existing Holders'
Submitted Bids for
shares of such Series
specifying any rate
that is higher than the
Winning Bid Rate for
shares of such Series
shall be accepted, thus
requiring each such
Existing Holder to
sell the Preferred
Shares subject to such
Submitted Bids;
(ii)   Existing
Holders' Submitted
Bids for shares of
such Series specifying
any rate that is lower
than the Winning Bid
Rate for shares of
such Series shall be
rejected, thus entitling
each such Existing
Holder to continue to
hold the Preferred
Shares subject to such
Submitted Bids;
(iii)   Potential
Holders' Submitted
Bids for shares of
such Series specifying
any rate that is lower
than the Winning Bid
Rate for shares of
such Series shall be
accepted;
(iv)   each Existing
Holder's Submitted
Bid for shares of such
Series specifying a
rate that is equal to
the Winning Bid Rate
for shares of the
Series shall be
rejected, thus entitling
such Existing Holder
to continue to hold the
Preferred Shares
subject to such
Submitted Bid, unless
the number of
Outstanding Preferred
Shares subject to all
such Submitted Bids
shall be greater than
the number of
Preferred Shares
("remaining shares")
in the excess of the
Available Preferred
Shares of the Series
over the number of
Preferred Shares
subject to Submitted
Bids described in
clauses (ii) and (iii) of
this paragraph (a), in
which event such
Submitted Bid of such
Existing Holder shall
be rejected in part,
and such Existing
Holder shall be
entitled to continue to
hold Preferred Shares
subject to such
Submitted Bid, but
only in an amount
equal to the number
of Preferred Shares of
such Series obtained
by multiplying the
number of remaining
shares by a fraction,
the numerator of
which shall be the
number of
Outstanding Preferred
Shares held by such
Existing Holder
subject to such
Submitted Bid and the
denominator of which
shall be the aggregate
number of
Outstanding Preferred
Shares subject to such
Submitted Bids made
by all such Existing
Holders that specified
a rate equal to the
Winning Bid Rate for
shares of such Series;
and
(v)   each Potential
Holder's Submitted
Bid for shares of such
Series specifying a
rate that is equal to
the Winning Bid Rate
for shares of such
Series shall be
accepted but only in
an amount equal to
the number of shares
of the Series obtained
by multiplying the
number of shares in
the excess of the
Available Preferred
Shares of such Series
over the number of
Preferred Shares
subject to Submitted
Bids described in
clauses (ii) through
(iv) of this paragraph
(a) by a fraction, the
numerator of which
shall be the number of
Outstanding Preferred
Shares subject to such
Submitted Bid and the
denominator of which
shall be the aggregate
number of
Outstanding Preferred
Shares subject to such
Submitted Bids made
by all such Potential
Holders that specified
a rate equal to the
Winning Bid Rate for
shares of such Series.
   (b)   If Sufficient Clearing
Bids for shares of a Series
have not been made (other
than because all of the
Outstanding shares of such
Series are subject to
Submitted Hold Orders),
subject to the provisions of
paragraph (d) of this Section
D, Submitted Orders for
shares of such Series shall be
accepted or rejected as
follows in the following order
of priority and all other
Submitted Bids for shares of
such Series shall be rejected:
(i)   Existing Holders'
Submitted Bids for
shares of such Series
specifying any rate
that is equal to or
lower than the
Maximum Rate for
shares of such Series
shall be rejected, thus
entitling such Existing
Holders to continue to
hold the Preferred
Shares subject to such
Submitted Bids;
(ii)   Potential
Holders' Submitted
Bids for shares of
such Series specifying
any rate that is equal
to or lower than the
Maximum Rate for
shares of such Series
shall be accepted; and
(iii)   Each Existing
Holder's Submitted
Bid for shares of such
Series specifying any
rate that is higher than
the Maximum Rate
for shares of the
Series and the
Submitted Sell Orders
for shares of such
Series of each
Existing Holder shall
be accepted, thus
entitling each Existing
Holder that submitted
or on whose behalf
was submitted any
such Submitted Bid or
Submitted Sell Order
to sell the shares of
such Series subject to
such Submitted Bid or
Submitted Sell Order,
but in both cases only
in an amount equal to
the number of shares
of such Series
obtained by
multiplying the
number of shares of
such Series subject to
Submitted Bids
described in clause
(ii) of this paragraph
(b) by a fraction, the
numerator of which
shall be the number of
Outstanding shares of
such Series held by
such Existing Holder
subject to such
Submitted Bid or
Submitted Sell Order
and the denominator
of which shall be the
aggregate number of
Outstanding shares of
the Series subject to
all such Submitted
Bids and Submitted
Sell Orders.
   (c)   If all of the
Outstanding Preferred Shares
are subject to Submitted Hold
Orders, all Submitted Bids
for shares of such Series shall
be rejected.
   (d)   If, as a result of the
procedures described in
clause (iv) or (v) of
paragraph (a) or clause (iii)
of paragraph (b) of this
Section D, any Existing
Holder would be entitled or
required to sell, or any
Potential Holder would be
entitled or required to
purchase, a fraction of a
Preferred Share on any
Auction Date, the Auction
Agent shall, in such manner
as it shall determine in its
sole discretion, round up or
down the number of
Preferred Shares of such
Series to be purchased or sold
by any Existing Holder or
Potential Holder on such
Auction Date as a result of
such procedures so that the
number of shares so
purchased or sold by each
Existing Holder or Potential
Holder on such Auction Date
shall be whole Preferred
Shares.
   (e)   If, as a result of the
procedures described in
clause (v) of paragraph (a) of
this Section D, any Potential
Holder would be entitled or
required to purchase less than
a whole share of a Series on
any Auction Date, the
Auction Agent shall, in such
manner as it shall determine
in its sole discretion, allocate
Preferred Shares of such
Series for purchase among
Potential Holders so that only
whole Preferred Shares of
such Series are purchased on
such Auction Date as a result
of such procedures by any
Potential Holder, even if such
allocation results in one or
more Potential Holders not
purchasing Preferred Shares
of such Series on such
Auction Date.
   (f)   Based on the results
of each Auction for Preferred
Shares, the Auction Agent
shall determine the aggregate
number of shares of the
applicable Series to be
purchased and the aggregate
number of shares of such
Series to be sold by Potential
Holders and Existing Holders
and, with respect to each
Potential Holder and Existing
Holder, to the extent that
such aggregate number of
shares to be purchased and
such aggregate number of
shares to be sold differ,
determine to which other
Potential Holder(s) or
Existing Holder(s) they shall
deliver, or from which other
Potential Holder(s) or
Existing Holder(s) they shall
receive, as the case may be,
Preferred Shares of such
Series.
      Notwithstanding any
provision of the Auction
Procedures or the Settlement
Procedures to the contrary, in
the event an Existing Holder
or Beneficial Owner of
Preferred Shares with respect
to whom a Broker-Dealer
submitted a Bid to the
Auction Agent for such
shares that was accepted in
whole or in part, or submitted
or is deemed to have
submitted a Sell Order for
such shares that was accepted
in whole or in part, fails to
instruct its Agent Member to
deliver such shares against
payment therefor, partial
deliveries of Preferred Shares
that have been made in
respect of Potential Holders'
or Potential Beneficial
Owners' Submitted Bids for
shares of the applicable
Series that have been
accepted in whole or in part
shall constitute good delivery
to such Potential Holders and
Potential Beneficial Owners.
   (g)   Neither the Trust nor
the Auction Agent nor any
affiliate of either shall have
any responsibility or liability
with respect to the failure of
an Existing Holder, a
Potential Holder, a Beneficial
Owner, a Potential Beneficial
Owner or its respective Agent
Member to deliver Preferred
Shares or to pay for Preferred
Shares sold or purchased
pursuant to the Auction
Procedures or otherwise.
      E.   RESERVED.
      F.   AUCTION AGENT.
      For so long as any Preferred
Shares are outstanding, the Auction
Agent, duly appointed by the Trust
to so act, shall be in each case a
commercial bank, trust company or
other financial institution
independent of the Trust and its
affiliates (which however, may
engage or have engaged in business
transactions with the Trust or its
affiliates) and at no time shall the
Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the
Auction Agent resigns or for any
reason its appointment is terminated
during any period that any Preferred
Shares are outstanding, the Board of
Trustees shall use its best efforts
promptly thereafter to appoint
another qualified commercial bank,
trust company or financial institution
to act as the Auction Agent.  The
Auction Agent's registry of Existing
Holders of Preferred Shares shall be
conclusive and binding on the
Broker-Dealers.  A Broker-Dealer
may inquire of the Auction Agent
between 3:00 p.m.  Eastern time on
the Business Day preceding an
Auction for shares of a series of
Preferred Shares and 9:30 a.m.
Eastern time on the Auction Date for
such Auction to ascertain the number
of shares in respect of which the
Auction Agent has determined such
Broker-Dealer to be an Existing
Holder.  If such Broker-Dealer
believes it is the Existing Holder of
fewer shares of the applicable Series
than specified by the Auction Agent
in response to such Broker-Dealer's
inquiry, such Broker-Dealer may so
inform the Auction Agent of that
belief.  Such Broker-Dealer shall not,
in its capacity as Existing Holder of
shares of such Series, submit Orders
in such Auction in respect of shares
of such Series covering in the
aggregate more than the number of
shares of such Series specified by the
Auction Agent in response to such
Broker-Dealer's inquiry.
      G.   TRANSFER OF
PREFERRED SHARES.
      Unless otherwise permitted
by the Trust, a Beneficial Owner or
an Existing Holder may sell, transfer
or otherwise dispose of Preferred
Shares only in whole shares and only
pursuant to a Bid or Sell Order
placed with the Auction Agent in
accordance with the procedures
described in this Part II or to a
Broker-Dealer, provided, however,
that (a) a sale, transfer or other
disposition of Preferred Shares from
a customer of a Broker-Dealer who
is listed on the records of that
Broker-Dealer as the holder of such
shares to that Broker-Dealer or
another customer of that Broker-
Dealer shall not be deemed to be a
sale, transfer or other disposition for
purposes of this Section G if such
Broker-Dealer remains the Existing
Holder of the shares so sold,
transferred or disposed of
immediately after such sale, transfer
or disposition and (b) in the case of
all transfers other than pursuant to
Auctions, the Broker-Dealer (or
other Person, if permitted by the
Trust) to whom such transfer is made
shall advise the Auction Agent of
such transfer.
      H.   GLOBAL
CERTIFICATE.
      Prior to the commencement
of a Voting Period, (i) all of the
Preferred Shares outstanding from
time to time shall be represented by
one global certificate registered in
the name of the Securities
Depository or its nominee and (ii) no
registration of transfer of Preferred
Shares shall be made on the books of
the Trust to any Person other than
the Securities Depository or its
nominee.
      I.   FORCE MAJEURE.
   (a)   Notwithstanding
anything else set forth herein,
if an Auction Date is not a
Business Day because the
New York Stock Exchange is
closed for business for more
than three consecutive
business days due to an act of
God, natural disaster, act of
war, civil or military
disturbance, act of terrorism,
sabotage, riots or a loss or
malfunction of utilities or
communications services or
the Auction Agent is not able
to conduct an Auction in
accordance with the Auction
Procedures for any such
reason, then the Auction Rate
for the next Distribution
Period shall be the Auction
Rate determined on the
previous Auction Date.
   (b)   Notwithstanding
anything else set forth herein,
if a Distribution Payment
Date is not a Business Day
because the New York Stock
Exchange is closed for
business for more than three
consecutive business days
due to an act of God, natural
disaster, act of war, civil or
military disturbance, act of
terrorism, sabotage, riots or a
loss or malfunction of
utilities or communications
services or the distribution
payable on such date cannot
be paid for any such reason,
then:
(i)   the Distribution
Payment Date for the
affected Distribution
Period shall be the
next Business Day on
which the Trust and
its paying agent, if
any, are able to cause
the distribution to be
paid using their
reasonable best
efforts;
(ii)   the affected
Distribution Period
shall end on the day it
would have ended had
such event not
occurred and the
Distribution Payment
Date had remained
the scheduled date;
and
(iii)   the next
Distribution Period
will begin and end on
the dates on which it
would have begun
and ended had such
event not occurred
and the Distribution
Payment Date
remained the
scheduled date.
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563307.06-Boston Server 1A - MSW

563307.06-Boston Server 1A - MSW